                                                                  Exhibit (b)(2)



                                  Confidential

                        Investment Banking Presentation

             to the Special Committee of the Board of Directors and

                             the Board of Directors

                                       of


                                    PALMETTO


                                October 5, 1999


                       THE ROBINSON-HUMPHREY COMPANY, LLC


                         Investment Bankers Since 1894

--------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------

  I.  SUMMARY OF PROPOSED TRANSACTION

 II.  PALMETTO HISTORICAL AND PROJECTED FINANCIAL INFORMATION

III.  VALUATION SUMMARY

 IV.  STOCK PERFORMANCE AND OWNERSHIP ANALYSIS FOR PALMETTO
      A.  Selected Price and Volume Statistics
      B.  Ownership Analysis
      C.  Analysis of Institutional Ownership Changes

  V.  VALUATION ANALYSES FOR PALMETTO
      A.  Market Comparison of Selected Public Companies
      B.  Public Company Implied Valuation
      C.  Analysis of Selected Mergers and Acquisitions
      D.  Mergers and Acquisitions Implied Valuation
      E.  Acquisition Premiums Analysis and Implied Valuation
      F.  MergerStat Review Premiums Implied Valuation
      G.  Discounted Cash Flow Analysis
      H.  Leveraged Buyout Analysis




--------------------------------------------------------------------------------
                                                               Robinson-Humphrey

--------------------------------------------------------------------------------
SUMMARY OF PROPOSED TRANSACTION
--------------------------------------------------------------------------------

OVERVIEW

   - Citicorp Venture Capital, Ltd. proposes to acquire all of the issued and outstanding shares of Common Stock of Palmetto at a price of $9.00 per share in an all-cash transaction. This offer represents a 76% premium to Palmetto's closing share price of $5.13 on September 29, 1999. The equity value of this transaction totals approximately $66 million. The total transaction is valued at approximately $107 million, including $40.6 million of net debt assumed.

   - Under the proposed transaction, Palmetto's Chairman of the Board, President and Chief Executive Officer, J. Cary Findlay, who currently owns approximately 42% of the Company's outstanding shares, will reinvest a total of $4.8 million in common and preferred equity capital of the post-transaction entity on the same terms as Citicorp.

   - The following page summarizes key multiples and other statistics related to the proposed transaction.

   - Section III of this presentation provides a summary of the implied values for Palmetto based upon a range of valuation techniques, including market comparison of selected public companies, analysis of selected mergers and acquisitions, acquisition premiums analysis and discounted cash flow analysis. Detailed valuation analyses are found in Section V.



--------------------------------------------------------------------------------
                                                               Robinson-Humphrey

Robinson-Humphrey

                                PROJECT PALMETTO
                        ANALYSIS OF PROPOSED TRANSACTION
--------------------------------------------------------------------------------
                                ($ IN THOUSANDS)

---------------------------------------------------------------------------------------------------------------------------
  PURCHASE            CURRENT                          NET VALUE OF       TRANSACTION      PALMETTO            TOTAL
  PRICE PER            SHARES           EQUITY         IN-THE-MONEY         EQUITY            NET           TRANSACTION
    SHARE           OUTSTANDING [1]      VALUE           OPTIONS             VALUE           DEBT              VALUE
--------------      -------------    --------------     -----------       ------------    ------------   ------------------
    $9.00       x      7,334      =    $66,008     +       $260     =       $66,267  +      $40,622   =      $106,889
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
               TRANSACTION EQUITY VALUE AS A MULTIPLE OF:                             TOTAL TRANSACTION VALUE AS A MULTIPLE OF:
---------------------------------------------------------------------------------------------------------------------------------
                                     FISCAL                                                         FISCAL
                     --------------------------------------                          --------------------------------------------
                     1999      2000 E [2]      2001 (E) [2]                          1999         2000 E [2]         2001 (E) [2]
                     ----      ----------      ------------                          ----         ----------         ------------
NET INCOME           11.5 x         7.7 x             6.3 x          REVENUES       0.89 x             0.89 x          0.85 x

BOOK VALUE            1.4 x                                          EBITDA [3]     6.2  x             5.1  x          4.5  x

                                                                     EBIT [4]       8.1  x             6.3  x          5.5  x

---------------------------------------------------------------------------------------------------------------------------------


                                                   AVERAGE STOCK PRICE FOR LAST        SPLIT-ADJUSTED    LTM [5]         LTM [5]
                             STOCK PRICE       ------------------------------------       IPO PRICE    HIGH CLOSING    LOW CLOSING
                            AS OF 09/29/99     5 DAYS   30 DAYS   60 DAYS   90 DAYS         12/93          PRICE          PRICE
                            --------------     ------   -------   -------   -------         -----          -----          -----
ACTUAL VALUE                    $5.13          $5.14     $5.50     $5.62     $5.64          $5.02          $8.00          $5.06

PREMIUM AT $9.00 PER SHARE       75.6%          75.2%     63.5%     60.1%     59.5%          79.4%          12.5%          77.8%


                                                      STOCK PRICE BEFORE ANNOUNCEMENT
                                           ----------------------------------------------------
                                           09/29/99          1 WEEK PRIOR         4 WEEKS PRIOR
                                           --------          ------------         -------------
ACTUAL VALUE                                 $5.13               $5.50               $5.81

PREMIUM AT $9.00 PER SHARE                    75.6%               63.6%               54.8%



---------------------------------------------------
[1] As of September 15, 1999.
[2] Projections provided by Palmetto management.
[3] Defined as earnings before interest, taxes, depreciation and amortization. [4] Defined as earnings before interest and taxes.
[5] As of September 29, 1999.

Robinson-Humphrey

                                PROJECT PALMETTO
                         Schedule of Outstanding Options
--------------------------------------------------------------------------------

                                                             Cumulative            Cumulative
    Options           Exercise            Aggregate            Options              Exercise
  Outstanding           Price          Exercise Price        Outstanding              Price
  -----------         --------         --------------        -----------           ----------
      71,950           $6.67              $479,907             71,950                $479,907
      46,000           $7.00              $322,000            117,950                $801,907
      14,000          $10.30              $144,200            131,950                $946,107
      58,500          $11.00              $643,500            190,450              $1,589,607
  -----------                          --------------
     190,450                            $1,431,071


                     Cumulative                                Additional
      Deal            Exercise          In-the-Money             Shares             Fully Diluted
     Price              Price              Options             Outstanding         Shares Out [1]
-----------------    ------------    --------------------    ----------------    -------------------
     $9.00            $801,907             117,950               24,849               7,363,026


                                                               Cumulative           Net Value of
      Deal            In-the-Money        Value of              Exercise            In-the-Money
     Price             Options             Options                Price                Options
-----------------     ------------    --------------------    ----------------    ------------------
     $9.00             117,950           $1,061,550             $801,907              $259,644




---------------------------------------------------------
[1] Assumes 7,334,177 pre-deal shares outstanding as of September 15, 1999, and uses the treasury stock method.

Robinson-Humphrey

                                PROJECT PALMETTO
                          HISTORICAL INCOME STATEMENTS
                                ($ IN THOUSANDS)

                                                                                                                      FISCAL YEAR
                                                          FISCAL YEAR ENDED JUNE,                         PRO FORMA   ENDED JULY 3,
                                     ----------------------------------------------------------------    -----------  -------------
                                       1994         1995          1996           1997          1998         1998[1]       1999
                                     -------       -------       -------       -------       --------      --------     ---------

Net sales                            $41,559       $59,621       $70,714       $73,447       $ 71,861      $125,518     $ 119,660
   % growth                               --          43.5%         18.6%          3.9%          (2.2%)        70.9%         66.5%

Cost of goods sold                    28,343        38,885        45,281        45,624         46,591        72,960        72,377
                                     -------       -------       -------       -------       --------      --------     ---------

Gross profit                          13,216        20,736        25,432        27,823         25,269        52,558        47,283
   % margin                             31.8%         34.8%         36.0%         37.9%          35.2%         41.9%         39.5%

Selling, general & administrative
   expenses                            8,114        13,040        15,560        16,305         16,337        37,734        34,159
                                     -------       -------       -------       -------       --------      --------     ---------

Operating income                       5,102         7,696         9,872        11,518          8,933        14,824        13,124
   % margin                             12.3%         12.9%         14.0%         15.7%          12.4%         11.8%         11.0%

Interest expense, net                    688           870           753           498            609         2,981         2,904
                                     -------       -------       -------       -------       --------      --------     ---------

Pre-tax income                         4,414         6,826         9,119        11,020          8,324        11,843        10,220
   % margin                             10.6%         11.4%         12.9%         15.0%          11.6%          9.4%          8.5%

Income tax expense                     1,638         1,287         2,676         3,993          3,292         4,876         4,458
                                     -------       -------       -------       -------       --------      --------     ---------

Net income                           $ 2,776       $ 5,539       $ 6,443       $ 7,027       $  5,032      $  6,967     $   5,762
                                     =======       =======       =======       =======       ========      ========     =========

Weighted average shares
  outstanding

Basic                                  4,114         7,425         7,457         7,486          7,447         7,447         7,349
Diluted                                4,114         7,425         7,495         7,539          7,470         7,470         7,349

Earnings per share

Basic                                $  0.67       $  0.75       $  0.86       $  0.94       $   0.68      $   0.94     $    0.78
                                     =======       =======       =======       =======       ========      ========     =========
Diluted                              $  0.67       $  0.75       $  0.86       $  0.93       $   0.67      $   0.93     $    0.78
                                     =======       =======       =======       =======       ========      ========     =========

Other Operating Data:

Number of employees                    1,177         1,472         1,446         1,569          1,378                       1,816
Depreciation and amortization        $ 1,010       $ 1,519       $ 1,751       $ 1,843       $  2,283      $  4,022     $   3,994
Capital expenditures                   2,765         2,678         2,602         5,706          6,984         7,240         5,173
EBITDA                                 6,111         9,215        11,623        13,361         11,215        18,846        17,118
EBITDA margin                           14.7%         15.5%         16.4%         18.2%          15.6%         15.0%         14.3%



-----------------------
[1] Represents pro forma results for the acquisition of Simplicity as if it had occurred at the beginning of 1998.

Robinson-Humphrey

                                PROJECT PALMETTO
                            HISTORICAL BALANCE SHEETS
                                ($ IN THOUSANDS)


                                             JUNE 29,       JUNE 28,       JUNE 27,        JULY 3,
                                               1996           1997           1998           1999
                                             --------       -------        --------       --------
ASSETS:
Current Assets
Cash                                         $    190       $    490       $  2,333       $  1,671
Accounts receivable                            11,523         11,747         22,755         22,009
Inventories                                    20,065         25,340         30,358         30,657
Deferred income taxes - current portion           603            626          1,397          1,947
Prepaid expenses and other                        942            427          3,781          2,689
                                             --------       --------       --------       --------
    Total current assets                       33,322         38,629         60,624         58,973

Property and Equipment
    Land and improvements                       1,083          1,177          1,455          1,539
    Buildings and improvements                  6,780          9,655         15,114         17,338
    Machinery and equipment                    11,104         14,216         23,791         26,996
    Total                                      18,967         25,049         40,361         45,873
    Less: Accumulated depreciation             (6,592)        (8,486)       (10,599)       (13,788)
                                             --------       --------       --------       --------
    Total property and equipment, net          12,374         16,563         29,761         32,085

Intangible assets                                  --             --         20,367         20,740
Deferred income taxes                           1,283          1,121          3,273          1,032
Deferred costs and other assets                   299            246          1,668            549
                                             --------       --------       --------       --------

Total Assets                                 $ 47,278       $ 56,559       $115,692       $113,379
                                             ========       ========       ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current Liabilities
Short-term borrowings                        $  6,991       $ 10,406       $    558       $    385
Current maturities of long-term debt              478            208          2,104          2,000
Trade accounts payable                          3,416          4,162          7,562          5,314
Accrued liabilities and other                   2,977          2,880         15,402         13,088
                                             --------       --------       --------       --------
    Total current liabilities                  13,861         17,656         25,626         20,787

Noncurrent Liabilities
Long-term debt                                  2,108             --         42,508         39,908
Deferred income taxes                             530            535            484            244
Other noncurrent liabilities                       --             --          4,984          4,638
                                             --------       --------       --------       --------
    Total noncurrent liabilities                2,638            535         47,976         44,790

Shareholders' Equity
Common stock                                   16,896         16,970         16,245         16,596
Retained earnings                              13,701         20,728         25,134         30,728
Cumulative translations gain                      181            670            711            478
                                             --------       --------       --------       --------
    Total shareholders' equity                 30,778         38,368         42,090         47,802
                                             --------       --------       --------       --------

Total Liabilities and Shareholders'          $ 47,278       $ 56,559       $115,692       $113,379
                                             ========       ========       ========       ========

Robinson-Humphrey

                                PROJECT PALMETTO
                         HISTORICAL CASH FLOW STATEMENTS
                                ($ IN THOUSANDS)


                                                                    FISCAL YEARS ENDED JUNE,
                                                    ---------------------------------------------------
                                                      1996          1997          1998           1999
                                                    --------      --------       -------        -------

OPERATING ACTIVITIES
Net income                                           $ 6,443       $ 7,027       $  5,032       $ 5,762
Adjustments to reconcile net income to
     Net cash provided by operating activities:
     Depreciation                                      1,663         1,760          2,224         3,278
     Amortization of deferred expenses                    88            83             59           716
     Deferred tax (benefit) expense                     (758)         (132)           241         1,457
     Currency transaction gain                           (20)          (63)           (17)          (77)
     Loss (gain) on sale of plant and equipment         (125)           --             --            --
     Change in assets and liabilities excluding
      effects of businesses acquired:
      Accounts receivable                             (1,732)            9           (698)          670
      Inventories                                       (171)       (4,702)           434          (652)
      Prepaid expenses and other                        (107)          543           (234)        1,251
      Trade accounts payable                            (285)          636           (915)       (2,203)
      Accrued liabilities                                106            53          1,092        (2,904)
                                                     -------       -------       --------       -------
Net cash provided by operating activities              5,102         5,215          7,218         7,298

INVESTING ACTIVITIES
Sale of officer's life insurance                          39            --             --            --
Redemption of certificates of deposit                     --            --             --         1,350
Construction of new warehouse and dyehouse                --        (3,741)        (5,427)       (1,493)
Purchase of digital catalog design equipment              --            --             --          (997)
Purchase of London facilities                           (791)           --             --            --
Purchases of other property and improvement             (264)         (400)            --           (93)
Purchases of equipment                                (1,547)       (1,566)        (1,558)       (2,590)
Payments for businesses, net of cash acquired           (386)          (85)       (31,634)       (1,228)
Sale of plant and equipment                              138           323             81            --
                                                     -------       -------       --------       -------
Net cash used in investing activities                 (2,811)       (5,469)       (38,538)       (5,051)

FINANCING ACTIVITIES
Net borrowings (repayments) under line of
     credit arrangements                              (2,006)        2,886         14,641          (259)
Borrowings of fixed rate debt                             --            --         20,000            --
Principal payments on long-term debt                    (410)       (2,336)          (104)       (2,183)
Payments of capitalized loan origination costs            (1)           --            (22)           --
Principal payments under capital
     lease obligations                                  (151)          (70)            --            --
Proceeds from issuance of common stock,
     net of expenses                                     325            74             47            36
Repurchase of Conso common stock                          --            --         (1,399)         (503)
                                                     -------       -------       --------       -------
Net cash provided by (used in) financing
     activities                                      $(2,244)      $   554       $ 33,163       $(2,909)
                                                     -------       -------       --------       -------

Increase in cash                                     $    47       $   300       $  1,843       $  (662)
Cash at beginning of year                            $   143       $   190       $    490       $ 2,333
                                                     -------       -------       --------       -------
Cash at end of year                                  $   190       $   490       $  2,333       $ 1,671


Robinson-Humphrey


                                PROJECT PALMETTO
                         PROJECTED INCOME STATEMENTS [1]
                                ($ IN THOUSANDS)



                                     PROJECTED FISCAL YEAR ENDING JUNE 2000,              PROJECTED FISCAL YEAR ENDING JUNE 2001,
                              ---------------------------------------------------   ------------------------------------------------
                                             BRITISH                   FY 2000                   BRITISH                  FY 2001
                               CONSO US     TRIMMINGS  SIMPLICITY   CONSOLIDATED    CONSO US    TRIMMINGS   SIMPLICITY  CONSOLIDATED
                              ---------    ----------  ----------   ------------    --------    ---------   ----------  ------------

Net sales                      $ 54,500     $19,000     $ 46,000     $ 119,500      $ 57,225     $20,000      $48,300     $125,525
   % growth                         1.8%        6.3%        (4.6%)        (0.1%)         5.0%        5.3%         5.0%         5.0%

Costs of goods sold              32,500      13,600       23,000        69,100        33,477      14,000       24,150       71,627
                               --------     -------     --------     ---------      --------     -------      -------     --------

Gross profit                     22,000       5,400       23,000        50,400        23,748       6,000       24,150       53,898
   % margin                        40.4%       28.4%        50.0%         42.2%         41.5%       30.0%        50.0%        42.9%

Selling, general &
   administrative expense        11,450       4,400       17,500        33,350        11,800       4,600       18,000       34,400
                               --------     -------     --------     ---------      --------     -------      -------     --------

Operating income                 10,550       1,000        5,500        17,050        11,948       1,400        6,150       19,498
   % margin                        19.4%        5.3%        12.0%         14.3%         20.9%        7.0%        12.7%        15.5%

Interest expense (income), net     (200)        900        2,000         2,700          (250)        800        1,700        2,250
                               --------     -------     --------     ---------      --------     -------      -------     --------

Pre-tax income                   10,750         100        3,500        14,350        12,198         600        4,450       17,248
   % margin                        19.7%        0.5%         7.6%         12.0%         21.3%        3.0%         9.2%        13.7%

Income tax provision              4,085          35        1,602         5,722         4,635         210        1,963        6,808
                               --------     -------     --------     ---------      --------     -------      -------     --------

Net income                     $  6,665     $    65     $  1,898     $   8,628      $  7,563     $   390      $ 2,487     $ 10,440
                               ========     =======     ========     =========      ========     =======      =======     ========

Weighted average shares
   outstanding                    7,357       7,357        7,357         7,357         7,357       7,357        7,357        7,357
                               ========     =======     ========     =========      ========     =======      =======     ========

Earnings per share             $   0.91     $  0.01     $   0.26     $    1.17      $   1.03     $  0.05      $  0.34     $   1.42
                               ========     =======     ========     =========      ========     =======      =======     ========

EBITDA                               NA          NA           NA     $  21,050            NA          NA           NA     $ 23,498



                                           PROJECTED FISCAL YEAR ENDING JUNE 2002,
                                  -------------------------------------------------------
                                                  BRITISH                      FY 2002
                                   CONSO US      TRIMMINGS     SIMPLICITY    CONSOLIDATED
                                   ---------     ---------     ----------    ------------

Net sales                          $ 60,000        $21,000       $50,000       $131,000
   % growth                             4.8%           5.0%          3.5%           4.4%

Costs of goods sold                  34,800         14,280        25,000         74,080
                                   --------        -------       -------       --------

Gross profit                         25,200          6,720        25,000         56,920
   % margin                            42.0%          32.0%         50.0%          43.5%

Selling, general &
   administrative expense            12,200          5,000        18,500         35,700
                                   --------        -------       -------       --------

Operating income                     13,000          1,720         6,500         21,220
   % margin                            21.7%           8.2%         13.0%          16.2%

Interest expense (income), net         (300)           700         1,500          1,900
                                   --------        -------       -------       --------

Pre-tax income                       13,300          1,020         5,000         19,320
   % margin                            22.2%           4.9%         10.0%          14.7%

Income tax provision                  5,054            357         2,172          7,583
                                   --------        -------       -------       --------

Net income                         $  8,246        $   663       $ 2,828       $ 11,737
                                   ========        =======       =======       ========

Weighted average shares
   outstanding                        7,357          7,357         7,357          7,357
                                   ========        =======       =======       ========

Earnings per share                 $   1.12        $  0.09       $  0.38       $   1.60
                                   ========        =======       =======       ========

EBITDA                                   NA             NA            NA       $ 25,220




------------------------------
[1] Projections provided by Palmetto Management.

Robinson-Humphrey


                                PROJECT PALMETTO
                                VALUATION SUMMARY
                   ($ IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
--------------------------------------------------------------------------------




                                                                                             ---------------------------------------
                                                                                                  IMPLIED EQUITY VALUE PER SHARE
                                                                                             ---------------------------------------

                                                                                                HIGH           LOW        AVERAGE
                                                                                             ---------------------------------------
I.  ANALYSIS OF COMPARABLE COMPANIES

       Utilizing Average Current Trading Multiples of Diversified Textile Companies
           and Company Projections                                                              $11.95         $3.83        $8.13
       Utilizing Average Current Trading Multiples of Limited Size Diversified Textile
           Companies and Company Projections                                                    $11.28         $1.92        $6.94

II.  ANALYSIS OF ACQUISITION PREMIUMS

       TRANSACTIONS $50 - $150MM (1/1/98 - 09/29/99)

             Based on Average Premium 1 Day Prior To Announcement Date                              NA            NA        $6.72
             Based on Average Premium 1 Week Prior To Announcement Date                             NA            NA        $7.61
             Based on Average Premium 4 Weeks Prior To Announcement Date                            NA            NA        $8.53

III.  ANALYSIS OF MERGERS AND ACQUISITIONS

       Utilizing Multiples of Recent Disclosed Textile Industry Transactions                    $16.72         $5.18       $11.52

       Using Historical Mergerstat Review Reported Premiums
             All Industries                                                                         NA            NA        $7.17
             Textile Industry                                                                       NA            NA        $6.07

IV.  DISCOUNTED CASH FLOW ANALYSIS                                                              $13.02         $5.70        $9.08
                                                                                            ----------------------------------------


                                                                                  AVERAGE                                   $7.97
                                                                                  MEDIAN                                    $7.61
                                                                                  HIGH                                     $11.52
                                                                                  LOW                                       $6.07

Robinson-Humphrey


                                PROJECT PALMETTO
                               TRADING STATISTICS
                    SEPTEMBER 29, 1998 - SEPTEMBER 29, 1999
--------------------------------------------------------------------------------

                 AVERAGE CLOSING PRICE:                                AVERAGE DAILY VOLUME:
                 ----------------------                                ---------------------
                 ONE YEAR                           $5.99              ONE YEAR                                10,068
                 90 DAYS                             5.64              90 DAYS                                  7,737
                 60 DAYS                             5.62              60 DAYS                                  8,413
                 30 DAYS                             5.50              30 DAYS                                 10,489
                 5 DAYS                              5.14              5 DAYS                                  11,320

                 HIGH CLOSE                         $8.00              HIGH VOLUME                            171,800
                 LOW CLOSE                           5.06              LOW VOLUME                                   0

   DATE                          HIGH                      LOW                           CLOSE                         VOLUME
--------------               -------------             -------------                 --------------                ----------------
  29-Sep-1999                        5.25                      4.75                           5.13                          25,300
  28-Sep-1999                        5.06                      5.06                           5.06                           4,700
  27-Sep-1999                        5.13                      5.13                           5.13                             200
  24-Sep-1999                        5.50                      5.06                           5.13                          11,100
  23-Sep-1999                        5.25                      5.13                           5.25                          15,300
  22-Sep-1999                        5.50                      5.31                           5.50                           1,800
  21-Sep-1999                        5.31                      5.31                           5.31                           1,300
  20-Sep-1999                        5.44                      5.38                           5.38                           1,700
  17-Sep-1999                        5.38                      5.38                           5.38                             200
  16-Sep-1999                        5.75                      5.13                           5.31                          14,000
  15-Sep-1999                        5.38                      5.13                           5.13                          22,100
  14-Sep-1999                        5.50                      5.38                           5.38                           1,700
  13-Sep-1999                        5.75                      5.50                           5.50                             900
  10-Sep-1999                        5.50                      5.25                           5.50                          38,000
  09-Sep-1999                        5.75                      5.50                           5.50                           3,700
  08-Sep-1999                        5.75                      5.56                           5.56                          37,500

   DATE                          HIGH                      LOW                           CLOSE                         VOLUME
--------------               -------------             -------------                 --------------                ----------------
  07-Sep-1999                       $5.88                     $5.69                          $5.69                          46,200
  03-Sep-1999                        5.69                      5.69                           5.69                          15,400
  02-Sep-1999                        5.88                      5.63                           5.81                           3,700
  01-Sep-1999                        6.00                      5.63                           5.63                           9,300
  31-Aug-1999                        6.00                      5.63                           5.81                              NA
  30-Aug-1999                        5.63                      5.63                           5.63                             200
  27-Aug-1999                        6.00                      5.63                           5.63                          12,500
  26-Aug-1999                        6.00                      5.88                           6.00                           7,200
  25-Aug-1999                        5.88                      5.63                           5.75                              NA
  24-Aug-1999                        5.63                      5.63                           5.63                           8,800
  23-Aug-1999                        5.75                      5.56                           5.63                           5,800
  20-Aug-1999                        5.75                      5.63                           5.63                           2,300
  19-Aug-1999                        5.75                      5.75                           5.75                           1,000
  18-Aug-1999                        5.75                      5.69                           5.75                           1,800
  17-Aug-1999                        5.75                      5.69                           5.69                             800
  16-Aug-1999                        5.94                      5.94                           5.94                             100
  13-Aug-1999                        5.75                      5.75                           5.63                           1,900
  12-Aug-1999                        5.97                      5.88                           5.88                           5,400
  11-Aug-1999                        6.00                      6.00                           5.88                           2,200
  10-Aug-1999                        5.75                      5.75                           5.75                             200
  09-Aug-1999                        5.97                      5.86                           5.75                              NA
  06-Aug-1999                        6.06                      6.00                           6.00                             500
  05-Aug-1999                        6.00                      6.00                           5.88                           3,300
  04-Aug-1999                        5.88                      5.63                           5.88                          21,700
  03-Aug-1999                        5.63                      5.63                           5.63                             400
  02-Aug-1999                        5.63                      5.63                           5.63                             100
 30-July-1999                        5.88                      5.63                           5.75                              NA
 29-July-1999                        5.63                      5.63                           5.63                           9,100
 28-July-1999                        5.75                      5.63                           5.63                           1,200
 27-July-1999                        6.13                      5.88                           6.00                          35,100
 26-July-1999                        5.63                      5.63                           5.63                             200
 23-July-1999                        5.63                      5.63                           5.63                             400
 22-July-1999                        5.63                      5.63                           5.63                           1,000
 21-July-1999                        5.63                      5.63                           5.63                           5,000
 20-July-1999                        5.91                      5.69                           5.91                          14,600
 19-July-1999                        5.78                      5.77                           5.78                             700
 15-July-1999                        5.75                      5.75                           5.75                           9,100
 14-July-1999                        5.81                      0.22                           5.81                           7,300
 13-July-1999                        5.75                      5.63                           5.69                           4,800
 12-July-1999                        5.63                      5.63                           5.63                          13,500

   DATE                          HIGH                      LOW                           CLOSE                         VOLUME
--------------               -------------             -------------                 --------------                ----------------
 09-July-1999                       $5.69                     $5.44                          $5.44                          18,700
 08-July-1999                        5.69                      5.69                           5.69                             100
 07-July-1999                        5.69                      5.56                           5.69                          12,200
 06-July-1999                        5.69                      5.50                           5.69                           7,800
 02-July-1999                        5.75                      5.63                           5.69                          14,400
 01-July-1999                        5.75                      5.50                           5.75                          12,700
 30-June-1999                        5.75                      5.63                           5.75                           1,200
 29-June-1999                          NA                        NA                             NA                              NA
 28-June-1999                        5.75                      5.63                           5.69                           2,100
 25-June-1999                        5.63                      5.50                           5.63                           1,700
 24-June-1999                        5.63                      5.63                           5.63                           7,200
 23-June-1999                        5.63                      5.50                           5.63                           5,000
 22-June-1999                          NA                        NA                             NA                              NA
 21-June-1999                          NA                        NA                             NA                              NA
 18-June-1999                        5.63                      5.25                           5.63                          13,000
 17-June-1999                        5.56                      5.31                           5.31                          29,600
 16-June-1999                        5.75                      5.63                           5.63                           4,500
 15-June-1999                        5.88                      5.56                           5.88                           3,000
 14-June-1999                        5.75                      5.38                           5.75                           8,600
 11-June-1999                        5.63                      5.63                           5.63                             500
 10-June-1999                        5.75                      5.50                           5.50                             600
 09-June-1999                        5.50                      5.44                           5.50                           8,900
 08-June-1999                        5.56                      5.50                           5.50                           8,300
 07-June-1999                        5.75                      5.69                           5.69                           3,100
 04-June-1999                        5.75                      5.75                           5.75                             200
 03-June-1999                        5.50                      5.50                           5.50                             300
 02-June-1999                          NA                        NA                             NA                              NA
 01-June-1999                        5.88                      5.50                           5.50                           3,600
  28-May-1999                        5.94                      5.94                           5.94                             800
  27-May-1999                        5.81                      5.81                           5.81                           2,600
  26-May-1999                        5.94                      5.69                           5.94                          19,000
  25-May-1999                        5.94                      5.69                           5.94                             400
  24-May-1999                        6.00                      5.81                           6.00                           5,700
  21-May-1999                        5.81                      5.63                           5.81                           6,300
  20-May-1999                        5.69                      5.63                           5.69                           6,500
  19-May-1999                          NA                        NA                             NA                              NA
  18-May-1999                        5.56                      5.56                           5.56                          12,000
  17-May-1999                          NA                        NA                             NA                              NA
  14-May-1999                        5.63                      5.56                           5.56                           6,400
  13-May-1999                        5.81                      5.44                           5.69                           3,800

   DATE                          HIGH                      LOW                           CLOSE                         VOLUME
--------------               -------------             -------------                 --------------                ----------------
  12-May-1999                       $5.56                     $5.56                          $5.56                             200
  11-May-1999                        5.75                      5.56                           5.56                           8,100
  10-May-1999                        5.88                      5.50                           5.63                           3,900
  07-May-1999                        5.88                      5.38                           5.63                          12,700
  06-May-1999                        5.56                      5.31                           5.56                           5,200
  05-May-1999                        5.56                      5.25                           5.56                          14,800
  04-May-1999                        5.63                      5.25                           5.56                          15,700
  03-May-1999                        5.88                      5.63                           5.63                           6,400
  30-Apr-1999                        5.75                      5.38                           5.50                          14,100
  29-Apr-1999                        5.94                      5.50                           5.75                           7,600
  28-Apr-1999                        6.00                      5.75                           5.84                          11,100
  27-Apr-1999                        5.94                      5.75                           5.94                           1,100
  26-Apr-1999                        5.94                      5.94                           5.94                           1,000
  23-Apr-1999                        5.94                      5.88                           5.94                           4,400
  22-Apr-1999                        6.00                      5.75                           6.00                          19,400
  21-Apr-1999                        5.88                      5.63                           5.88                           7,100
  20-Apr-1999                        5.50                      5.50                           5.50                          34,800
  19-Apr-1999                        5.56                      5.25                           5.50                          35,900
  16-Apr-1999                        5.63                      5.13                           5.56                          31,400
  15-Apr-1999                        5.38                      5.00                           5.25                          12,500
  14-Apr-1999                        5.50                      5.25                           5.50                           7,800
  13-Apr-1999                        5.50                      5.31                           5.31                           1,300
  12-Apr-1999                        5.38                      5.25                           5.31                           8,400
  09-Apr-1999                        5.63                      5.25                           5.25                           7,400
  08-Apr-1999                        5.75                      5.75                           5.75                             100
  07-Apr-1999                        5.75                      5.63                           5.75                          16,400
  06-Apr-1999                        6.00                      5.63                           5.75                          31,300
  05-Apr-1999                        6.25                      5.50                           5.50                          14,800
  01-Apr-1999                        6.31                      6.00                           6.00                           7,900
  31-Mar-1999                        6.25                      6.06                           6.13                          26,800
  30-Mar-1999                        6.06                      6.00                           6.03                           1,500
  29-Mar-1999                        6.19                      6.03                           6.06                           2,500
  26-Mar-1999                        6.13                      6.00                           6.13                           1,000
  25-Mar-1999                        6.25                      6.25                           6.25                             100
  24-Mar-1999                        6.06                      6.06                           6.06                             100
  23-Mar-1999                        6.25                      6.06                           6.25                           1,400
  22-Mar-1999                        6.13                      6.13                           6.13                           1,200
  19-Mar-1999                        6.28                      6.25                           6.25                           6,700
  18-Mar-1999                        6.50                      6.31                           6.50                          12,400
  17-Mar-1999                        6.25                      6.13                           6.25                           8,300

   DATE                          HIGH                      LOW                           CLOSE                         VOLUME
--------------               -------------             -------------                 --------------                ----------------
  16-Mar-1999                       $6.31                     $5.94                          $6.00                          18,500
  15-Mar-1999                        6.28                      6.25                           6.25                           5,500
  12-Mar-1999                        7.00                      6.50                           6.50                           9,700
  11-Mar-1999                        6.75                      6.56                           6.69                           1,800
  10-Mar-1999                        6.56                      6.56                           6.56                           1,600
  09-Mar-1999                        6.38                      6.38                           6.38                           1,300
  08-Mar-1999                        6.88                      6.38                           6.63                               0
  05-Mar-1999                        6.53                      6.00                           6.50                           9,100
  04-Mar-1999                        7.13                      6.63                           6.88                           8,900
  03-Mar-1999                        6.75                      6.50                           6.75                           1,200
  02-Mar-1999                        7.19                      7.00                           7.19                          25,500
  01-Mar-1999                        7.44                      7.00                           7.38                          19,900
  26-Feb-1999                        7.00                      6.56                           7.00                           4,600
  25-Feb-1999                        7.00                      6.50                           6.53                           1,700
  24-Feb-1999                        7.25                      6.50                           7.25                           3,300
  23-Feb-1999                        7.25                      6.75                           6.75                             900
  22-Feb-1999                        6.50                      6.50                           6.50                             200
  19-Feb-1999                        6.50                      6.50                           6.50                             200
  18-Feb-1999                        6.75                      6.50                           6.75                           1,000
  17-Feb-1999                        7.00                      7.00                           7.00                           2,000
  16-Feb-1999                        7.13                      6.75                           7.13                           4,800
  12-Feb-1999                        7.25                      7.00                           7.00                             600
  11-Feb-1999                        7.50                      7.13                           7.25                          16,600
  10-Feb-1999                        7.50                      6.75                           7.00                          13,300
  09-Feb-1999                        7.00                      6.75                           6.75                           6,800
  08-Feb-1999                        7.00                      6.75                           7.00                          10,500
  05-Feb-1999                        7.00                      6.75                           6.81                           2,800
  04-Feb-1999                        7.25                      6.88                           6.88                           7,800
  03-Feb-1999                        7.81                      7.63                           7.63                           2,500
  02-Feb-1999                        8.00                      7.63                           8.00                           3,800
  01-Feb-1999                        7.75                      7.63                           7.75                           3,600
  29-Jan-1999                        8.63                      7.25                           8.00                          35,800
  28-Jan-1999                        7.25                      6.88                           7.25                           6,400
  27-Jan-1999                        6.88                      6.88                           6.88                             300
  26-Jan-1999                        6.88                      6.88                           6.88                             200
  25-Jan-1999                        7.19                      6.88                           7.03                               0
  22-Jan-1999                        6.75                      6.75                           6.75                           2,200
  21-Jan-1999                        7.25                      6.81                           7.03                               0
  20-Jan-1999                        6.75                      6.63                           6.75                          51,100
  19-Jan-1999                        6.75                      6.63                           6.63                           5,900

   DATE                          HIGH                      LOW                           CLOSE                         VOLUME
--------------               -------------             -------------                 --------------                ----------------
  15-Jan-1999                       $7.00                     $6.50                          $6.88                          15,000
  14-Jan-1999                        6.69                      6.50                           6.50                          18,700
  13-Jan-1999                        7.25                      6.00                           6.88                          23,100
  12-Jan-1999                        6.88                      6.63                           6.88                           1,800
  11-Jan-1999                        6.88                      6.63                           6.63                          13,200
  08-Jan-1999                        6.88                      6.38                           6.88                           4,000
  07-Jan-1999                        7.00                      6.50                           6.50                           5,200
  06-Jan-1999                        6.75                      6.28                           6.28                           3,200
  05-Jan-1999                        6.75                      6.13                           6.75                          15,200
  04-Jan-1999                        6.50                      6.00                           6.00                          27,800
  31-Dec-1998                        6.00                      5.81                           5.88                          41,100
  30-Dec-1998                        6.00                      5.75                           5.81                          14,000
  29-Dec-1998                        6.19                      5.88                           5.88                          13,100
  28-Dec-1998                        6.38                      6.00                           6.13                          66,700
  24-Dec-1998                        6.50                      6.25                           6.38                           2,400
  23-Dec-1998                        6.09                      6.06                           6.06                           7,600
  22-Dec-1998                        6.00                      5.88                           5.88                           3,400
  21-Dec-1998                        6.25                      5.88                           6.25                           7,900
  18-Dec-1998                        6.25                      5.88                           6.00                           9,500
  17-Dec-1998                        6.13                      5.50                           6.06                          24,900
  16-Dec-1998                        5.88                      5.25                           5.63                           7,800
  15-Dec-1998                        5.63                      5.63                           5.63                          18,400
  14-Dec-1998                        5.75                      5.50                           5.63                          43,600
  11-Dec-1998                        5.56                      5.50                           5.50                           2,700
  10-Dec-1998                        5.69                      5.50                           5.50                          12,100
  09-Dec-1998                        5.69                      5.50                           5.50                           8,600
  08-Dec-1998                        5.75                      5.50                           5.63                           7,900
  07-Dec-1998                        5.75                      5.38                           5.63                          21,000
  04-Dec-1998                        5.81                      5.75                           5.81                           2,300
  03-Dec-1998                        5.92                      5.88                           5.88                           6,800
  02-Dec-1998                        5.81                      5.69                           5.81                           3,000
  01-Dec-1998                        5.97                      5.94                           5.94                           4,000
  30-Nov-1998                        6.13                      5.81                           6.06                           5,500
  27-Nov-1998                        6.19                      6.06                           6.13                           4,300
  25-Nov-1998                        6.19                      6.06                           6.06                           2,100
  24-Nov-1998                        6.25                      6.06                           6.16                               0
  23-Nov-1998                        6.38                      6.00                           6.00                           5,300
  20-Nov-1998                        6.25                      6.13                           6.13                           1,800
  19-Nov-1998                        6.13                      6.13                           6.13                           1,500
  18-Nov-1998                        6.25                      6.00                           6.13                          30,400

   DATE                          HIGH                      LOW                           CLOSE                         VOLUME
--------------               -------------             -------------                 --------------                ----------------
  17-Nov-1998                       $6.13                     $6.13                          $6.13                           1,000
  16-Nov-1998                        6.25                      6.00                           6.06                          35,500
  13-Nov-1998                        6.13                      5.75                           5.81                         171,800
  12-Nov-1998                        6.75                      6.13                           6.75                          15,500
  11-Nov-1998                        7.25                      6.56                           6.63                          17,100
  10-Nov-1998                        7.25                      6.81                           7.00                          67,200
  09-Nov-1998                        6.13                      6.06                           6.06                          20,700
  06-Nov-1998                        6.25                      6.06                           6.06                           3,000
  05-Nov-1998                        6.25                      6.00                           6.25                           6,800
  04-Nov-1998                        6.25                      6.00                           6.06                           9,800
  03-Nov-1998                        6.13                      6.06                           6.13                          64,000
  02-Nov-1998                        6.00                      5.75                           6.00                           2,900
  30-Oct-1998                        6.19                      5.88                           5.88                           1,300
  29-Oct-1998                        6.00                      6.00                           6.00                             400
  28-Oct-1998                        6.03                      5.75                           5.75                          10,300
  27-Oct-1998                        6.25                      6.00                           6.00                           9,200
  26-Oct-1998                        6.25                      6.13                           6.13                           2,300
  23-Oct-1998                        6.25                      6.13                           6.19                               0
  22-Oct-1998                        6.00                      5.88                           6.00                          10,500
  21-Oct-1998                        6.25                      5.81                           6.00                           2,500
  20-Oct-1998                        6.25                      5.78                           6.00                           2,100
  19-Oct-1998                        6.00                      5.63                           5.75                           4,100
  16-Oct-1998                        6.00                      5.63                           5.81                               0
  15-Oct-1998                        6.00                      5.53                           5.53                           1,200
  14-Oct-1998                        5.88                      5.63                           5.75                               0
  13-Oct-1998                        5.56                      5.56                           5.56                             100
  12-Oct-1998                        5.63                      5.50                           5.63                          50,400
  09-Oct-1998                        6.00                      5.50                           5.63                          25,100
  08-Oct-1998                        6.00                      5.25                           5.50                          14,600
  07-Oct-1998                        5.88                      5.69                           5.88                           1,400
  06-Oct-1998                        6.00                      5.50                           5.50                           3,100
  05-Oct-1998                        5.88                      5.88                           5.88                             200
  02-Oct-1998                        5.88                      5.50                           5.88                           1,100
  01-Oct-1998                        5.75                      5.50                           5.50                           9,500
  30-Sep-1998                        6.00                      6.00                           6.00                           5,100
  29-Sep-1998                        6.38                      6.00                           6.19                               0



--------------------------------
Source: FactSet as of September 29, 1999.

Robinson-Humphrey

                                PROJECT PALMETTO
                          Price and Volume - One Year
                  Daily from September 29, 1998 - September 29, 1999


                                    [Graph]

 DATE         VOLUME    PRICE CLOSE
--------      ------    -----------
          (in Thousands)
09/29/98       0.00        $6.19
09/30/98       5.10        $6.00
10/01/98       9.50        $5.50
10/02/98       1.10        $5.88
10/05/98       0.20        $5.88
10/06/98       3.10        $5.50
10/07/98       1.40        $5.88
10/08/98      14.60        $5.50
10/09/98      25.10        $5.63
10/12/98      50.40        $5.63
10/13/98       0.10        $5.56
10/14/98       0.00        $5.75
10/15/98       1.20        $5.53
10/16/98       0.00        $5.81
10/19/98       4.10        $5.75
10/20/98       2.10        $6.00
10/21/98       2.50        $6.00
10/22/98      10.50        $6.00
10/23/98       0.00        $6.19
10/26/98       2.30        $6.13
10/27/98       9.20        $6.00
10/28/98      10.30        $5.75
10/29/98       0.40        $6.00
10/30/98       1.30        $5.88
11/02/98       2.90        $6.00
11/03/98      64.00        $6.13
11/04/98       9.80        $6.06
11/05/98       6.80        $6.25
11/06/98       3.00        $6.06
11/09/98      20.70        $6.06
11/10/98      67.20        $7.00
11/11/98      17.10        $6.63
11/12/98      15.50        $6.75
11/13/98     171.80        $5.81
11/16/98      35.50        $6.06
11/17/98       1.00        $6.13
11/18/98      30.40        $6.13
11/19/98       1.50        $6.13
11/20/98       1.80        $6.13
11/23/98       5.30        $6.00
11/24/98       0.00        $6.16
11/25/98       2.10        $6.06
11/27/98       4.30        $6.13
11/30/98       5.50        $6.06
12/01/98       4.00        $5.94
12/02/98       3.00        $5.81
12/03/98       6.80        $5.88
12/04/98       2.30        $5.81
12/07/98      21.00        $5.63
12/08/98       7.90        $5.63
12/09/98       8.60        $5.50

12/10/98         12.10   $5.50
12/11/98          2.70   $5.50
12/14/98         43.60   $5.63
12/15/98         18.40   $5.63
12/16/98          7.80   $5.63
12/17/98         24.90   $6.06
12/18/98          9.50   $6.00
12/21/98          7.90   $6.25
12/22/98          3.40   $5.88
12/23/98          7.60   $6.06
12/24/98          2.40   $6.38
12/28/98         66.70   $6.13
12/29/98         13.10   $5.88
12/30/98         14.00   $5.81
12/31/98         41.10   $5.88
01/04/99         27.80   $6.00
01/05/99         15.20   $6.75
01/06/99          3.20   $6.28
01/07/99          5.20   $6.50
01/08/99          4.00   $6.88
01/11/99         13.20   $6.63
01/12/99          1.80   $6.88
01/13/99         23.10   $6.88
01/14/99         18.70   $6.50
01/15/99         15.00   $6.88
01/19/99          5.90   $6.63
01/20/99         51.10   $6.75
01/21/99          0.00   $7.03
01/22/99          2.20   $6.75
01/25/99          0.00   $7.03
01/26/99          0.20   $6.88
01/27/99          0.30   $6.88
01/28/99          6.40   $7.25
01/29/99         35.80   $8.00
02/01/99          3.60   $7.75
02/02/99          3.80   $8.00
02/03/99          2.50   $7.63
02/04/99          7.80   $6.88
02/05/99          2.80   $6.81
02/08/99         10.50   $7.00
02/09/99          6.80   $6.75
02/10/99         13.30   $7.00
02/11/99         16.60   $7.25
02/12/99          0.60   $7.00
02/16/99          4.80   $7.13
02/17/99          2.00   $7.00
02/18/99          1.00   $6.75
02/19/99          0.20   $6.50
02/22/99          0.20   $6.50
02/23/99          0.90   $6.75
02/24/99          3.30   $7.25
02/25/99          1.70   $6.53
02/26/99          4.60   $7.00
03/01/99         19.90   $7.38

03/02/99         25.50   $7.19
03/03/99          1.20   $6.75
03/04/99          8.90   $6.88
03/05/99          9.10   $6.50
03/08/99          0.00   $6.63
03/09/99          1.30   $6.38
03/10/99          1.60   $6.56
03/11/99          1.80   $6.69
03/12/99          9.70   $6.50
03/15/99          5.50   $6.25
03/16/99         18.50   $6.00
03/17/99          8.30   $6.25
03/18/99         12.40   $6.50
03/19/99          6.70   $6.25
03/22/99          1.20   $6.13
03/23/99          1.40   $6.25
03/24/99          0.10   $6.06
03/25/99          0.10   $6.25
03/26/99          1.00   $6.13
03/29/99          2.50   $6.06
03/30/99          1.50   $6.03
03/31/99         26.80   $6.13
04/01/99          7.90   $6.00
04/05/99         14.80   $5.50
04/06/99         31.30   $5.75
04/07/99         16.40   $5.75
04/08/99          0.10   $5.75
04/09/99          7.40   $5.25
04/12/99          8.40   $5.31
04/13/99          1.30   $5.31
04/14/99          7.80   $5.50
04/15/99         12.50   $5.25
04/16/99         31.40   $5.56
04/19/99         35.90   $5.50
04/20/99         34.80   $5.50
04/21/99          7.10   $5.88
04/22/99         19.40   $6.00
04/23/99          4.40   $5.94
04/26/99          1.00   $5.94
04/27/99          1.10   $5.94
04/28/99         11.10   $5.84
04/29/99          7.60   $5.75
04/30/99         14.10   $5.50
05/03/99          6.40   $5.63
05/04/99         15.70   $5.56
05/05/99         14.80   $5.56
05/06/99          5.20   $5.56
05/07/99         12.70   $5.63
05/10/99          3.90   $5.63
05/11/99          8.10   $5.56
05/12/99          0.20   $5.56
05/13/99          3.80   $5.69
05/14/99          6.40   $5.56
05/17/99          0.00   $5.53

05/18/99         12.00   $5.56
05/19/99          0.00   $5.59
05/20/99          6.50   $5.69
05/21/99          6.30   $5.81
05/24/99          5.70   $6.00
05/25/99          0.40   $5.94
05/26/99         19.00   $5.94
05/27/99          2.60   $5.81
05/28/99          0.80   $5.94
06/01/99          3.60   $5.50
06/02/99          0.00   $5.66
06/03/99          0.30   $5.50
06/04/99          0.20   $5.75
06/07/99          3.10   $5.69
06/08/99          8.30   $5.50
06/09/99          8.90   $5.50
06/10/99          0.60   $5.50
06/11/99          0.50   $5.63
06/14/99          8.60   $5.75
06/15/99          3.00   $5.88
06/16/99          4.50   $5.63
06/17/99         29.60   $5.31
06/18/99         13.00   $5.63
06/21/99          0.00   $5.56
06/22/99          0.00   $5.56
06/23/99          5.00   $5.63
06/24/99          7.20   $5.63
06/25/99          1.70   $5.63
06/28/99          2.10   $5.69
06/29/99          0.00   $5.69
06/30/99          1.20   $5.75
07/01/99         12.70   $5.75
07/02/99         14.40   $5.69
07/06/99          7.80   $5.69
07/07/99         12.20   $5.69
07/08/99          0.10   $5.69
07/09/99         18.70   $5.44
07/12/99         13.50   $5.63
07/13/99          4.80   $5.69
07/14/99          7.30   $5.81
07/15/99          9.10   $5.75
07/16/99          0.10   $5.75
07/19/99          0.70   $5.78
07/20/99         14.60   $5.91
07/21/99          5.00   $5.63
07/22/99          1.00   $5.63
07/23/99          0.40   $5.63
07/26/99          0.20   $5.63
07/27/99         35.10   $6.00
07/28/99          1.20   $5.63
07/29/99          9.10   $5.63
07/30/99          0.00   $5.75
08/02/99          0.10   $5.63
08/03/99          0.40   $5.63

08/04/99         21.70   $5.88
08/05/99          3.30   $6.00
08/06/99          0.50   $6.00
08/09/99          0.00   $5.86
08/10/99          0.20   $5.75
08/11/99          2.20   $6.00
08/12/99          5.40   $5.88
08/13/99          1.90   $5.75
08/16/99          0.10   $5.94
08/17/99          0.80   $5.69
08/18/99          1.80   $5.75
08/19/99          1.00   $5.75
08/20/99          2.30   $5.63
08/23/99          5.80   $5.63
08/24/99          8.80   $5.63
08/25/99          0.00   $5.75
08/26/99          7.20   $6.00
08/27/99         12.50   $5.63
08/30/99          0.20   $5.63
08/31/99          0.00   $5.81
09/01/99          9.30   $5.63
09/02/99          3.70   $5.81
09/03/99         15.40   $5.69
09/07/99         46.20   $5.69
09/08/99         37.50   $5.56
09/09/99          3.70   $5.50
09/10/99         38.00   $5.50
09/13/99          0.90   $5.50
09/14/99          1.70   $5.38
09/15/99         22.10   $5.13
09/16/99         14.00   $5.31
09/17/99          0.20   $5.38
09/20/99          1.70   $5.38
09/21/99          1.30   $5.31
09/22/99          1.80   $5.50
09/23/99         15.30   $5.25
09/24/99         11.10   $5.13
09/27/99          0.20   $5.13
09/28/99          4.70   $5.06
09/29/99         25.30   $5.13

Robinson-Humphrey

                                PROJECT PALMETTO
                          Price and Volume - Two Years
                Weekly from October 3, 1997 - September 24, 1999


 DATE            VOLUME        PRICE CLOSE
             (in Thousands)
10/03/97          86.80         $11.00
10/10/97          49.90         $10.75
10/17/97          95.40         $10.50
10/24/97          50.60         $10.38
10/31/97          62.70         $10.38
11/07/97          39.60         $10.00
11/14/97         360.40         $ 8.25
11/21/97          50.10         $ 8.50
11/28/97          35.50         $ 8.13
12/05/97          99.00         $ 7.50
12/12/97          55.50         $ 7.50
12/19/97         262.10         $ 7.38
12/26/97         188.60         $ 7.38
01/02/98         258.20         $ 8.00
01/09/98          25.10         $ 7.56
01/16/98          56.50         $ 7.63
01/23/98          10.80         $ 7.50
01/30/98          15.70         $ 7.38
02/06/98          66.90         $ 7.88
02/13/98          83.60         $ 7.50
02/20/98          14.00         $ 7.50
02/27/98          98.90         $ 7.75
03/06/98          30.50         $ 7.63
03/13/98         249.70         $ 8.00
03/20/98         188.90         $ 8.38
03/27/98          55.70         $ 8.19
04/03/98         277.50         $ 8.25
04/09/98          67.50         $ 8.13
04/17/98         532.20         $ 9.88
04/24/98          96.20         $ 9.13
05/01/98          65.80         $ 8.88
05/08/98          77.50         $ 8.75
05/15/98          92.90         $ 8.66
05/22/98          16.20         $ 8.75
05/29/98          37.20         $ 8.75
06/05/98          10.60         $ 8.50
06/12/98         244.10         $ 9.06
06/19/98          73.80         $ 8.50
06/26/98          80.80         $ 8.25
07/02/98          68.90         $ 8.25
07/10/98          70.70         $ 8.00
07/17/98          35.80         $ 7.88
07/24/98          23.00         $ 7.38
07/31/98          18.80         $ 7.13
08/07/98          27.60         $ 6.75
08/14/98          92.30         $ 6.25
08/21/98         191.70         $ 7.00
08/28/98          45.50         $ 6.25
09/04/98          32.50         $ 6.13

09/11/98          34.80       $6.00
09/18/98           5.20       $5.63
09/25/98         113.30       $6.13
10/02/98          15.70       $5.88
10/09/98          44.40       $5.63
10/16/98          51.70       $5.81
10/23/98          19.20       $6.19
10/30/98          23.50       $5.88
11/06/98          86.50       $6.06
11/13/98         292.30       $5.81
11/20/98          70.20       $6.13
11/27/98          11.70       $6.13
12/04/98          21.60       $5.81
12/11/98          52.30       $5.50
12/18/98         104.20       $6.00
12/24/98          21.30       $6.38
12/31/98         134.90       $5.88
01/08/99          55.40       $6.88
01/15/99          71.80       $6.88
01/22/99          59.20       $6.75
01/29/99          42.70       $8.00
02/05/99          20.50       $6.81
02/12/99          47.80       $7.00
02/19/99           8.00       $6.50
02/26/99          10.70       $7.00
03/05/99          64.60       $6.50
03/12/99          14.40       $6.50
03/19/99          51.40       $6.25
03/26/99           3.80       $6.13
04/01/99          38.70       $6.00
04/09/99          70.00       $5.25
04/16/99          61.40       $5.56
04/23/99         101.60       $5.94
04/30/99          34.90       $5.50
05/07/99          54.80       $5.63
05/14/99          22.40       $5.56
05/21/99          24.80       $5.81
05/28/99          28.50       $5.94
06/04/99           4.10       $5.75
06/11/99          21.40       $5.63
06/18/99          58.70       $5.63
06/25/99          13.90       $5.63
07/02/99          30.40       $5.69
07/09/99          38.80       $5.44
07/16/99          34.80       $5.75
07/23/99          21.70       $5.63
07/30/99          45.60       $5.75
08/06/99          26.00       $6.00
08/13/99           9.70       $5.75
08/20/99           6.00       $5.63
08/27/99          34.30       $5.63
09/03/99          28.60       $5.69
09/10/99         125.40       $5.50
09/17/99          38.90       $5.38

09/24/99          31.20      $5.13

Robinson-Humphrey

                                PROJECT PALMETTO
                          Price and Volume - Since IPO
              Monthly from December 31, 1993 - August 31, 1999

 DATE             VOLUME         PRICE CLOSE
               (in Thousands)
12/31/93         2,381.85          $ 5.22
01/31/94           973.13          $ 5.39
02/28/94         1,101.38          $ 5.83
03/31/94           693.68          $ 6.67
04/29/94            70.20          $ 6.33
05/31/94           327.83          $ 5.67
06/30/94           197.10          $ 6.11
07/29/94           143.33          $ 5.67
08/31/94           487.35          $ 5.78
09/30/94            32.85          $ 6.33
10/31/94            97.43          $ 6.56
11/30/94           103.73          $ 5.56
12/30/94           138.38          $ 5.67
01/31/95           392.40          $ 5.89
02/28/95           233.10          $ 6.56
03/31/95           179.55          $ 6.22
04/28/95            92.70          $ 6.11
05/31/95           140.63          $ 6.22
06/30/95           524.48          $ 6.22
07/31/95           385.65          $ 6.22
08/31/95           717.53          $ 6.44
09/29/95         1,104.98          $ 7.33
10/31/95           314.48          $ 8.00
11/30/95           539.40          $10.50
12/29/95           636.45          $12.17
01/31/96           392.70          $12.00
02/29/96           585.30          $10.75
03/29/96         1,002.90          $11.83
04/30/96           321.00          $10.50
05/31/96           492.30          $11.67
06/28/96           225.90          $10.83
07/31/96           101.55          $10.17
08/30/96           357.45          $11.17
09/30/96           810.15          $12.83
10/31/96           180.75          $14.25
11/29/96           179.50          $13.25
12/31/96            64.80          $12.88
01/31/97           123.40          $12.63
02/28/97           204.10          $14.50
03/31/97           199.30          $13.88
04/30/97           416.20          $13.63
05/30/97           414.60          $13.25
06/30/97           573.50          $12.25
07/31/97           300.00          $12.13
08/29/97         1,523.80          $10.63
09/30/97           633.80          $10.88
10/31/97           306.00          $10.38
11/28/97           485.60          $ 8.13
12/31/97           858.50          $ 7.63

01/30/98           113.00   $7.38
02/27/98           263.40   $7.75
03/31/98           585.80   $8.44
04/30/98           965.30   $8.75
05/29/98           236.70   $8.75
06/30/98           435.40   $8.25
07/31/98           191.10   $7.13
08/31/98           362.20   $6.00
09/30/98           185.80   $6.00
10/30/98           149.40   $5.88
11/30/98           466.20   $6.06
12/31/98           328.80   $5.88
01/29/99           229.10   $8.00
02/26/99            87.00   $7.00
03/31/99           165.00   $6.13
04/30/99           275.80   $5.50
05/28/99           130.50   $5.94
06/30/99           101.40   $5.75
07/30/99           168.00   $5.75
08/31/99            76.20   $5.81

Robinson-Humphrey

                                PROJECT PALMETTO
                      Indexed Price Comparison - One Year
               Daily from September 29, 1998 - September 29, 1999

DATE           PALMETTO    NASDAQ     S&P 500    DIVERSIFIED TEXTILE COMP
09/29/98        100.00     100.00     100.00             100.00
09/30/98         96.97      97.68      96.95             100.90
10/01/98         88.89      92.98      94.03              97.00
10/02/98         94.95      93.13      95.57              97.80
10/05/98         94.95      88.62      94.24              94.77
10/06/98         88.89      87.13      93.86              94.09
10/07/98         94.95      84.35      92.53              90.32
10/08/98         88.89      81.84      91.46              85.50
10/09/98         90.91      86.07      93.84              88.34
10/12/98         90.91      89.16      95.11              89.21
10/13/98         89.90      87.05      94.83              90.09
10/14/98         92.93      88.87      95.85              92.47
10/15/98         89.39      92.90      99.85              92.41
10/16/98         93.94      93.48     100.71              93.74
10/19/98         92.93      95.08     101.27              96.25
10/20/98         96.97      94.53     101.42              99.71
10/21/98         96.97      96.58     101.99              97.55
10/22/98         96.97      98.19     102.81              97.66
10/23/98        100.00      97.68     102.06              97.92
10/26/98         98.99      99.48     102.22              99.09
10/27/98         96.97      99.05     101.56              96.27
10/28/98         92.93     100.19     101.82              95.96
10/29/98         96.97     101.33     103.52              97.12
10/30/98         94.95     102.15     104.73              98.66
11/02/98         96.97     103.86     105.97             103.87
11/03/98         98.99     103.14     105.89             106.12
11/04/98         97.98     105.16     106.64             106.78
11/05/98        101.01     105.94     108.09             105.51
11/06/98         97.98     107.06     108.77             107.17
11/09/98         97.98     107.32     107.74             107.75
11/10/98        113.13     107.59     107.55             105.71
11/11/98        107.07     107.39     106.86             104.44
11/12/98        109.09     106.75     106.55             105.94
11/13/98         93.94     106.57     107.31             105.85
11/16/98         97.98     107.36     108.28             103.63
11/17/98         98.99     108.33     108.61             103.23
11/18/98         98.99     109.42     109.10             104.52
11/19/98         98.99     110.71     109.87             104.99
11/20/98         98.99     111.20     110.92             104.61
11/23/98         96.97     114.03     113.27             106.17
11/24/98         99.49     113.37     112.77             104.10
11/25/98         97.98     114.48     113.14             104.84
11/27/98         98.99     116.29     113.66             105.05
11/30/98         97.98     112.43     110.93             104.46
12/01/98         95.96     115.55     112.04             104.48
12/02/98         93.94     115.06     111.65             103.71
12/03/98         94.95     112.70     109.64             103.50
12/04/98         93.94     115.52     112.18             102.70
12/07/98         90.91     117.68     113.22             103.62

Robinson-Humphrey

                                PROJECT PALMETTO
                      Indexed Price Comparison - One Year
               Daily from September 29, 1998 - September 29, 1999

DATE           PALMETTO        NASDAQ        S&P 500    DIVERSIFIED TEXTILE COMP
12/08/98         90.91         117.34        112.62             103.08
12/09/98         88.89         118.24        112.82             103.50
12/10/98         88.89         116.26        111.06             101.37
12/11/98         88.89         117.03        111.20             100.21
12/14/98         90.91         113.43        108.79              99.03
12/15/98         90.91         116.06        110.85              99.19
12/16/98         90.91         115.88        110.76              97.56
12/17/98         97.98         117.87        112.48              99.93
12/18/98         96.97         120.30        113.25              97.60
12/21/98        101.01         123.30        114.66             100.34
12/22/98         94.95         122.31        114.73              98.31
12/23/98         97.98         125.29        117.11             100.24
12/24/98        103.03         124.74        116.90              99.62
12/28/98         98.99         125.73        116.82             100.47
12/29/98         94.95         125.82        118.38             101.57
12/30/98         93.94         124.96        117.44             104.03
12/31/98         94.95         126.45        117.18             108.91
01/04/99         96.97         127.33        117.07             106.41
01/05/99        109.09         129.83        118.66             107.08
01/06/99        101.52         133.84        121.29             105.64
01/07/99        105.05         134.14        121.04             105.92
01/08/99        111.11         135.20        121.55             104.04
01/11/99        107.07         137.52        120.48             104.37
01/12/99        111.11         133.83        118.16             102.50
01/13/99        111.11         133.61        117.67             101.01
01/14/99        105.05         131.30        115.55             100.26
01/15/99        111.11         135.42        118.52             100.26
01/19/99        107.07         138.88        119.35              99.91
01/20/99        109.09         139.30        119.79             100.80
01/21/99        113.64         135.22        117.74             100.62
01/22/99        109.09         134.88        116.79             101.31
01/25/99        113.64         136.63        117.63             101.34
01/26/99        111.11         140.33        119.38              99.54
01/27/99        111.11         138.82        118.51              96.91
01/28/99        117.17         142.86        120.62              96.43
01/29/99        129.29         144.51        121.98              94.12
02/01/99        125.25         144.75        121.35              92.58
02/02/99        129.29         142.06        120.30              92.38
02/03/99        123.23         143.79        121.26              93.18
02/04/99        111.11         138.99        119.01              93.11
02/05/99        110.10         136.88        118.15              92.53
02/08/99        113.13         138.69        118.56              94.79
02/09/99        109.09         133.26        115.93              95.19
02/10/99        113.13         133.19        116.64              93.72
02/11/99        117.17         138.72        119.54              91.94
02/12/99        113.13         133.90        117.26              90.63
02/16/99        115.15         133.44        118.38              89.16
02/17/99        113.13         129.69        116.68              87.39
02/18/99        109.09         130.36        117.95              85.66

Robinson-Humphrey

                                PROJECT PALMETTO
                      Indexed Price Comparison - One Year
               Daily from September 29, 1998 - September 29, 1999

DATE           PALMETTO    NASDAQ    S&P 500     DIVERSIFIED TEXTILE COMP
02/19/99        105.05     131.69    118.13               84.53
02/22/99        105.05     135.06    121.27               85.02
02/23/99        109.09     137.04    121.18               81.77
02/24/99        117.17     134.91    119.48               81.69
02/25/99        105.56     134.18    118.68               83.17
02/26/99        113.13     131.95    118.05               82.56
03/01/99        119.19     132.36    117.84               81.51
03/02/99        116.16     130.27    116.82               81.45
03/03/99        109.09     130.63    117.03               80.53
03/04/99        111.11     132.23    118.84               81.14
03/05/99        105.05     134.78    121.59               82.08
03/08/99        107.07     138.27    122.28               82.45
03/09/99        103.03     138.00    122.00               80.44
03/10/99        106.06     138.75    122.67               80.08
03/11/99        108.08     139.11    123.70               79.41
03/12/99        105.05     137.34    123.41               77.37
03/15/99        101.01     140.22    124.62               76.55
03/16/99         96.97     140.67    124.53               78.23
03/17/99        101.01     140.08    123.72               79.76
03/18/99        105.05     142.04    125.50               80.87
03/19/99        101.01     139.63    123.86               80.86
03/22/99         98.99     138.17    123.64               82.39
03/23/99        101.01     133.95    120.32               79.96
03/24/99         97.98     136.40    120.93               81.12
03/25/99        101.01     140.41    122.97               82.51
03/26/99         98.99     139.51    122.29               81.86
03/29/99         97.98     143.76    124.89               83.26
03/30/99         97.47     143.03    124.00               82.08
03/31/99         98.99     141.95    122.63               79.46
04/01/99         96.97     143.79    123.33               80.98
04/05/99         88.89     147.63    125.94               80.74
04/06/99         92.93     147.81    125.63               79.59
04/07/99         92.93     146.73    126.49               81.39
04/08/99         92.93     148.40    128.12               80.70
04/09/99         84.85     149.54    128.53               82.93
04/12/99         85.86     149.87    129.52               82.81
04/13/99         85.86     148.99    128.67               84.00
04/14/99         88.89     144.59    126.64               84.78
04/15/99         84.85     145.43    126.10               87.44
04/16/99         89.90     143.25    125.74               91.73
04/19/99         88.89     135.27    122.92               95.99
04/20/99         88.89     138.96    124.51               94.47
04/21/99         94.95     143.54    127.37               93.96
04/22/99         96.97     147.72    129.53               93.17
04/23/99         95.96     149.40    129.34               93.92
04/26/99         95.96     152.94    129.65               93.54
04/27/99         95.96     150.08    129.91               92.34
04/28/99         94.44     147.08    128.78               91.88
04/29/99         92.93     145.81    128.01               94.74


Robinson-Humphrey

                                PROJECT PALMETTO
                      Indexed Price Comparison - One Year
               Daily from September 29, 1998 - September 29, 1999

DATE           PALMETTO    NASDAQ     S&P 500    DIVERSIFIED TEXTILE COMP
04/30/99        88.89      146.64      127.28                94.58
05/03/99        90.91      146.22      129.13                94.84
05/04/99        89.90      143.31      126.98                96.49
05/05/99        89.90      146.16      128.44                96.16
05/06/99        89.90      142.57      126.98                97.13
05/07/99        90.91      144.38      128.21                98.23
05/10/99        90.91      145.69      127.77                99.08
05/11/99        89.90      148.02      129.23               101.28
05/12/99        89.90      150.32      130.03               100.49
05/13/99        91.92      148.90      130.37               102.82
05/14/99        89.90      145.78      127.53               102.39
05/17/99        89.39      147.74      127.69               100.00
05/18/99        89.90      147.54      127.10                99.09
05/19/99        90.40      148.63      128.14                99.96
05/20/99        91.92      146.61      127.63               101.33
05/21/99        93.94      145.33      126.81               102.15
05/24/99        96.97      141.50      124.56                98.61
05/25/99        95.96      137.30      122.44                97.18
05/26/99        95.96      139.97      124.38                97.36
05/27/99        93.94      139.51      122.15                96.07
05/28/99        95.96      142.47      124.10                97.86
06/01/99        88.89      139.10      123.38                96.96
06/02/99        91.41      140.27      123.43                95.44
06/03/99        88.89      138.60      123.88                97.49
06/04/99        92.93      142.92      126.57                96.42
06/07/99        91.92      145.57      127.22                96.67
06/08/99        88.89      142.70      125.58                96.93
06/09/99        88.89      145.29      125.70                95.20
06/10/99        88.89      143.28      124.19                95.60
06/11/99        90.91      141.17      123.32                94.76
06/14/99        92.93      138.31      123.35                93.64
06/15/99        94.95      139.25      124.04                93.52
06/16/99        90.91      145.20      126.82                93.48
06/17/99        85.86      146.72      127.73                94.20
06/18/99        90.91      147.83      128.01                94.65
06/21/99        89.90      151.68      128.60                96.92
06/22/99        89.90      148.80      127.35                95.82
06/23/99        90.91      149.83      127.08                96.44
06/24/99        90.91      147.28      125.43                95.29
06/25/99        90.91      147.21      125.38                97.26
06/28/99        91.92      150.08      126.91                97.59
06/29/99        91.92      152.37      128.83                99.85
06/30/99        92.93      154.90      130.86               102.62
07/01/99        92.93      156.06      131.64               100.62
07/02/99        91.92      158.07      132.62                99.61
07/06/99        91.92      157.83      132.33                99.19
07/07/99        91.92      158.19      133.06                97.95
07/08/99        91.92      159.85      132.93                97.06
07/09/99        87.88      161.07      133.77                97.16

Robinson-Humphrey

                                PROJECT PALMETTO
                      Indexed Price Comparison - One Year
               Daily from September 29, 1998 - September 29, 1999

DATE           PALMETTO     NASDAQ      S&P 500      DIVERSIFIED TEXTILE COMP
07/12/99        90.91       160.92      133.37               96.94
07/13/99        91.92       160.22      132.84               96.55
07/14/99        93.94       162.52      133.28               97.73
07/15/99        92.93       163.74      134.37               98.30
07/16/99        92.93       165.19      135.25               99.34
07/19/99        93.43       163.22      134.19               98.17
07/20/99        95.45       157.56      131.27               97.34
07/21/99        90.91       159.27      131.48               99.12
07/22/99        90.91       154.81      129.74               96.84
07/23/99        90.91       155.27      129.35               97.13
07/26/99        90.91       151.04      128.48               95.40
07/27/99        96.97       154.51      129.92               94.72
07/28/99        90.91       156.04      130.16               92.94
07/29/99        90.91       152.25      127.84               89.74
07/30/99        92.93       152.16      126.66               88.41
08/02/99        90.91       151.30      126.60               88.49
08/03/99        90.91       149.25      126.04               88.21
08/04/99        94.95       146.48      124.43               85.61
08/05/99        96.97       147.97      125.23               85.96
08/06/99        96.97       146.94      123.95               87.04
08/09/99        94.70       145.27      123.72               86.47
08/10/99        92.93       143.60      122.15               86.39
08/11/99        96.97       147.92      124.11               87.12
08/12/99        94.95       147.03      123.75               87.34
08/13/99        92.93       152.12      126.56               87.89
08/16/99        95.96       152.55      126.86               87.49
08/17/99        91.92       154.05      128.13               87.32
08/18/99        92.93       153.27      127.06               87.48
08/19/99        92.93       151.17      126.17               85.85
08/20/99        90.91       152.73      127.42               85.61
08/23/99        90.91       156.83      129.67               85.11
08/24/99        90.91       158.72      129.98               83.73
08/25/99        92.93       161.79      131.72               83.42
08/26/99        96.97       160.01      129.84               83.35
08/27/99        90.91       159.10      128.53               81.22
08/30/99        90.91       156.44      126.21               79.03
08/31/99        93.94       157.97      125.87               77.26
09/01/99        90.91       158.63      126.89               78.94
09/02/99        93.94       157.68      125.75               76.80
09/03/99        91.92       163.96      129.38               76.84
09/07/99        91.92       163.62      128.73               79.27
09/08/99        89.90       161.98      128.13               78.70
09/09/99        88.89       164.47      128.47               78.93
09/10/99        88.89       166.49      128.85               80.49
09/13/99        88.89       164.05      128.13               79.82
09/14/99        86.87       165.41      127.38               78.31
09/15/99        82.83       162.29      125.64               78.43
09/16/99        85.86       161.86      125.69               76.56
09/17/99        86.87       165.49      127.30               77.47

Robinson-Humphrey

                                PROJECT PALMETTO
                      Indexed Price Comparison - One Year
               Daily from September 29, 1998 - September 29, 1999

DATE           PALMETTO     NASDAQ      S&P 500     DIVERSIFIED TEXTILE COMP
09/20/99        86.87       166.44      127.31               76.90
09/21/99        85.86       162.69      124.65               75.60
09/22/99        88.89       164.83      124.93               72.86
09/23/99        84.85       158.58      122.06               69.87
09/24/99        82.83       158.04      121.77               70.46
09/27/99        82.83       159.27      122.33               70.54
09/28/99        81.82       158.95      122.23               70.25
09/29/99        82.83       157.45      120.91               70.05


Robinson-Humphrey

                                PROJECT PALMETTO
                      Indexed Price Comparison - Two Years
                 Weekly from October 3, 1997 - September 24, 1999


  DATE           PALMETTO    NASDAQ     S&P 500  DIVERSIFIED TEXTILE COMP
10/03/97         100.00      100.00      100.00      100.00
10/10/97          97.73      101.35      100.20       99.54
10/17/97          95.45       97.14       97.84       95.11
10/24/97          94.32       96.21       97.58       97.20
10/31/97          94.32       92.87       94.78       95.62
11/07/97          90.91       93.39       96.11       95.37
11/14/97          75.00       92.29       96.20       93.42
11/21/97          77.27       94.46       99.80       95.80
11/28/97          73.86       93.28       99.00       94.25
12/05/97          68.18       95.22      101.94       98.80
12/12/97          68.18       89.55       98.79       98.40
12/19/97          67.05       88.86       98.11       97.88
12/26/97          67.05       88.08       97.04       98.08
01/02/98          72.73       92.17      101.04      100.13
01/09/98          68.75       87.61       96.13       97.73
01/16/98          69.32       91.08       99.64       99.11
01/23/98          68.18       91.84       99.23       99.35
01/30/98          67.05       94.38      101.58      100.32
02/06/98          71.59       98.75      104.91      101.57
02/13/98          68.18       99.68      105.71      104.36
02/20/98          68.18      100.71      107.17       99.82
02/27/98          70.45      103.18      108.74      103.67
03/06/98          69.32      102.19      109.39      105.11
03/13/98          72.73      103.25      110.73      107.03
03/20/98          76.14      104.27      113.90      105.97
03/27/98          74.43      106.28      113.51      107.05
04/03/98          75.00      108.13      116.34      110.32
04/09/98          73.86      106.08      115.09      110.57
04/17/98          89.77      108.78      116.34      111.87
04/24/98          82.95      108.92      114.80      113.59
05/01/98          80.68      109.18      116.16      115.69
05/08/98          79.55      108.65      114.83      113.38
05/15/98          78.69      107.63      114.89      109.87
05/22/98          79.55      105.19      115.07      110.33
05/29/98          79.55      103.67      113.03      111.19
06/05/98          77.27      103.91      115.42      110.70
06/12/98          82.39      101.70      113.87      105.59
06/19/98          77.27      103.81      114.05      100.10
06/26/98          75.00      108.96      117.43       98.36
07/02/98          75.00      110.38      118.80       98.43
07/10/98          72.73      113.24      120.65       96.62
07/17/98          71.59      117.07      122.98      100.54
07/24/98          67.05      112.54      118.21       91.98
07/31/98          64.77      109.12      116.13       87.34
08/07/98          61.36      107.63      112.89       84.40
08/14/98          56.82      104.33      110.13       84.08
08/21/98          63.64      104.76      112.04       83.74
08/28/98          56.82       95.56      106.44       76.97
09/04/98          55.68       91.30      100.92       73.31

09/11/98          54.55       95.67      104.56       71.28
09/18/98          51.14       96.96      105.71       73.52
09/25/98          55.68      101.62      108.26       70.12
10/02/98          53.41       94.12      103.89       67.53
10/09/98          51.14       86.98      102.01       60.99
10/16/98          52.84       94.47      109.47       64.72
10/23/98          56.25       98.72      110.95       67.61
10/30/98          53.41      103.24      113.85       68.11
11/06/98          55.11      108.20      118.24       74.00
11/13/98          52.84      107.70      116.65       73.08
11/20/98          55.68      112.38      120.57       72.23
11/27/98          55.68      117.52      123.55       72.53
12/04/98          52.84      116.74      121.94       70.90
12/11/98          50.00      118.27      120.87       69.18
12/18/98          54.55      121.58      123.11       67.39
12/24/98          57.95      126.06      127.07       68.78
12/31/98          53.41      127.79      127.38       75.19
01/08/99          62.50      136.63      132.13       71.83
01/15/99          62.50      136.85      128.83       69.22
01/22/99          61.36      136.31      126.96       69.95
01/29/99          72.73      146.04      132.60       64.99
02/05/99          61.93      138.33      128.43       63.89
02/12/99          63.64      135.32      127.47       62.58
02/19/99          59.09      133.09      128.41       58.36
02/26/99          63.64      133.35      128.32       57.00
03/05/99          59.09      136.21      132.17       56.67
03/12/99          59.09      138.79      134.15       53.42
03/19/99          56.82      141.11      134.64       55.83
03/26/99          55.68      140.99      132.93       56.52
04/01/99          54.55      145.31      134.06       55.91
04/09/99          47.73      151.12      139.72       57.26
04/16/99          50.57      144.77      136.68       63.33
04/23/99          53.98      150.98      140.60       64.84
04/30/99          50.00      148.20      138.36       65.30
05/07/99          51.14      145.91      139.37       67.82
05/14/99          50.57      147.32      138.63       70.70
05/21/99          52.84      146.87      137.85       70.53
05/28/99          53.98      143.98      134.90       67.57
06/04/99          52.27      144.44      137.59       66.57
06/11/99          51.14      142.66      134.05       65.43
06/18/99          51.14      149.40      139.15       65.35
06/25/99          51.14      148.77      136.30       67.15
07/02/99          51.70      159.75      144.16       68.78
07/09/99          49.43      162.78      145.41       67.08
07/16/99          52.27      166.94      147.02       68.58
07/23/99          51.14      156.91      140.61       67.06
07/30/99          52.27      153.77      137.69       61.04
08/06/99          54.55      148.49      134.74       60.10
08/13/99          52.27      153.73      137.58       60.68
08/20/99          51.14      154.34      138.50       59.10
08/27/99          51.14      160.79      139.71       56.08
09/03/99          51.70      165.70      140.64       53.05
09/10/99          50.00      168.26      140.06       55.57
09/17/99          48.86      167.24      138.38       53.49

09/24/99          46.59      159.71      132.36       48.65

Robinson-Humphrey

                                PROJECT PALMETTO
                      Indexed Price Comparison - Since IPO
              Monthly from December 31, 1993 - August 31, 1999


 DATE            PALMETTO    NASDAQ     S&P 500  DIVERSIFIED TEXTILE COMP
12/31/93         100.00      100.00      100.00      100.00
01/31/94         103.19      103.05      103.25       95.72
02/28/94         111.70      102.02      100.15       94.25
03/31/94         127.66       95.71       95.57       89.00
04/29/94         121.28       94.47       96.67       92.24
05/31/94         108.51       94.64       97.87       89.61
06/30/94         117.02       90.88       95.24       85.95
07/29/94         108.51       92.97       98.24       89.13
08/31/94         110.64       98.56      101.94       88.34
09/30/94         121.28       98.39       99.19       84.16
10/31/94         125.53      100.09      101.26       82.69
11/30/94         106.38       96.59       97.26       80.65
12/30/94         108.51       96.80       98.46       81.63
01/31/95         112.77       97.22      100.85       82.08
02/28/95         125.53      102.18      104.49       84.74
03/31/95         119.15      105.20      107.34       82.63
04/28/95         117.02      108.65      110.35       83.08
05/31/95         119.15      111.30      114.35       82.18
06/30/95         119.15      120.17      116.79       83.37
07/31/95         119.15      128.89      120.50       88.43
08/31/95         123.40      131.32      120.46       89.23
09/29/95         140.43      134.34      125.29       86.61
10/31/95         153.19      133.38      124.67       80.22
11/30/95         201.06      136.35      129.78       80.84
12/29/95         232.98      135.44      132.05       79.34
01/31/96         229.79      136.43      136.35       78.24
02/29/96         205.85      141.61      137.30       79.22
03/29/96         226.60      141.79      138.39       81.92
04/30/96         201.06      153.26      140.24       84.70
05/31/96         223.40      160.07      143.45       88.26
06/28/96         207.45      152.55      143.77       89.25
07/31/96         194.68      139.11      137.20       85.88
08/30/96         213.83      146.95      139.78       86.69
09/30/96         245.74      157.95      147.35       84.54
10/31/96         272.87      157.25      151.20       89.10
11/29/96         253.72      166.40      162.29       91.33
12/31/96         246.54      166.20      158.80       93.52
01/31/97         241.76      177.63      168.54       95.87
02/28/97         277.66      168.51      169.54       99.40
03/31/97         265.69      157.27      162.32       99.69
04/30/97         260.90      162.30      171.80      100.20
05/30/97         253.72      180.27      181.86      106.59
06/30/97         234.57      185.64      189.76      113.01
07/31/97         232.18      205.18      204.59      115.07
08/29/97         203.46      204.34      192.83      115.88
09/30/97         208.24      217.00      203.08      125.07
10/31/97         198.67      205.15      196.08      119.50
11/28/97         155.59      206.04      204.82      117.80
12/31/97         146.01      202.16      208.05      125.88

01/30/98         141.22      208.47      210.16      125.38
02/27/98         148.40      227.92      224.96      129.57
03/31/98         161.57      236.31      236.20      137.67
04/30/98         167.55      240.53      238.34      142.56
05/29/98         167.55      229.00      233.86      138.97
06/30/98         157.98      243.92      243.08      124.37
07/31/98         136.44      241.04      240.26      109.16
08/31/98         114.89      193.00      205.23       93.61
09/30/98         114.89      218.05      218.03       87.07
10/30/98         112.50      228.04      235.54       85.13
11/30/98         116.09      250.97      249.47       90.14
12/31/98         112.50      282.27      263.53       93.98
01/29/99         153.19      322.59      274.34       81.22
02/26/99         134.04      294.55      265.48       71.24
03/31/99         117.29      316.86      275.78       68.57
04/30/99         105.32      327.35      286.24       81.62
05/28/99         113.70      318.04      279.10       84.45
06/30/99         110.11      345.79      294.29       88.56
07/30/99         110.11      339.66      284.86       76.29
08/31/99         111.30      352.65      283.08       66.67

Robinson-Humphrey


                                PROJECT PALMETTO
                Analysis of Trading Volume -Latest Three Months
                  Daily from July 1, 1999 - September 29, 1999

Price Range             Actual Volume         % Volume Traded
$4.70 - $4.95              25,300                   5.1%
$4.95 - $5.20              20,200                   4.0%
$5.20 - $5.45              91,900                  18.4%
$5.45 - $5.70             178,100                  35.9%
$5.70 - $5.95             147,200                  29.5%
$5.95 - $6.20              35,600                   7.1%

Robinson-Humphrey
                                PROJECT PALMETTO
                     Analysis of Trading Volume - One Year
               Daily from September 29, 1998 - September 29, 1999

Price Range          Actual Volume         % Volume Traded
$4.50 - $5.00             25,300                  1.0%
$5.00 - $5.50            304,000                 12.5%
$5.50 - $6.00          1,166,600                 47.9%
$6.00 - $6.50            514,700                 21.1%
$6.50 - $7.00            220,100                  9.0%
$7.00 - $7.50            160,200                  6.6%
$7.50 - $8.00             45,700                  1.9%

ROBINSON-HUMPHREY

                                PROJECT PALMETTO
                               OWNERSHIP ANALYSIS
--------------------------------------------------------------------------------



   INSTITUTIONAL OWNERSHIP [1]       DATE        HOLDINGS   OWNERSHIP   INSIDER OWNERSHIP [2]      DATE      HOLDINGS      OWNERSHIP
   ---------------------------       ----        --------   ---------   ---------------------      ----      --------      ---------
   ROYCE & ASSOCIATES, INC.        30-Jun-99     791,475      10.8%     J. CARY FINDLAY          22-Sep-99   3,076,033       41.9%
   FIDELITY MGMT & RESEARCH CO     30-Jun-99     748,050      10.2%     KONSTANCE J.K. FINDLAY   22-Sep-99     212,248 [3]    2.9%
   DIMENSIONAL FD ADVISORS, INC.   30-Jun-99     379,600       5.2%     ANTONY W. LAUGHTON       22-Sep-99      49,275        0.7%
   BRANDYWINE ASSET MGMT, INC.     30-Jun-99     141,325       1.9%     JOHN H. MAXHEIM          22-Sep-99      11,494        0.2%
   REICH & TANG ASSET MGMT L.P.    30-Jun-99      63,000       0.9%     JAMES H. SHAW            22-Sep-99       2,500        0.0%
   BARCLAYS BANK PLC               30-Jun-99      61,005       0.8%     SARA H. BISSELL          22-Sep-99       2,078        0.0%
   REGAL ASSET MANAGEMENT CORP     30-Jun-99      55,000       0.7%     LOUIS S. OLTMAN          22-Sep-99       1,300        0.0%
   LEGG MASON WOOD WALKER, INC.    30-Jun-99      48,765       0.7%     WILLIAM M. STEWART       22-Sep-99         225        0.0%
   ROANOKE ASSET MANAGEMENT        31-Dec-98      32,804       0.4%
   MELLON PRIVATE ASSET MGMT       30-Jun-99      26,125       0.4%
   DAVID L. BABSON & CO, INC.      30-Jun-99      17,000       0.2%
   NATIONAL CITY BK OF CLEVELAND   30-Jun-99      13,000       0.2%     TOTAL INSIDER HOLDINGS               3,144,845 [4]   42.9%
   EQUITABLE COMPANIES INC         30-Jun-99       1,500       0.0%
   CREDIT SUISSE FIRST BOSTON COR  30-Jun-99         --        0.0%
   SPEAR, LEEDS & KELLOGG          30-Jun-99         --        0.0%     TOTAL RETAIL HOLDINGS                1,810,683       24.7%


   TOTAL INSTITUTIONAL HOLDINGS                2,378,649      32.4%     TOTAL SHARES OUTSTANDING             7,334,177      100.0%



                        (OWNERSHIP ANALYSIS OF PALMETTO)
                                 (GRAPH CHART)


--------------------
[1] Institutional ownership figures are from CDA Spectrum as of September 29,
    1999.
[2] Insider ownership figures are from the Company's proxy statement dated
    September 22, 1999 and exclude options.
[3] Konstance Findlay's shares include 68,500 shares held by the Findlay
    Charitable Foundation, 63,020 shares held by the Findlay-Conso Education Foundation and 78,788 shares that Ms. Findlay holds jointly with her husband.
[4] Total excludes shares owned jointly by Cary Findlay and his wife Konstance
    Findlay.

                                PROJECT PALMETTO
             ANALYSIS OF CHANGES IN PALMETTO INSTITUTIONAL OWNERSHIP


                                                            Holdings As Of
                                      -----------------------------------------------------------

                                                                Change in               Change in
       Institutional Owner             30-Jun-98    30-Sep-98    Holdings   31-Dec-98    Holdings
-----------------------------------   -----------   ---------------------   ---------------------
ROYCE & ASSOCIATES, INC.                 623,775      705,775     82,000      726,775     21,000
FIDELITY MGMT & RESEARCH CO              748,050      748,050          -      748,050          -
DIMENSIONAL FD ADVISORS, INC.            215,300            -   (215,300)     335,900    335,900
BRANDYWINE ASSET MGMT, INC.               73,925      102,825     28,900      117,925     15,100
REICH & TANG ASSET MGMT L.P.              56,500       67,500     11,000       80,000     12,500
BARCLAYS BANK PLC                         88,321       88,321          -       86,321     (2,000)
REGAL ASSET MANAGEMENT CORP                    -            -          -       35,000     35,000
LEGG MASON WOOD WALKER, INC.              32,625       32,425       (200)      53,090     20,665
MELLON PRIVATE ASSET MGMT                 26,125       26,125          -       26,125          -
DAVID L. BABSON & CO, INC.                17,000       17,000          -       17,000          -
NATIONAL CITY BK OF CLEVELAND                  -       10,200     10,200       11,200      1,000
EQUITABLE COMPANIES INC                        -        1,000      1,000        3,000      2,000
BANKERS TRUST N Y CORP                       150            -       (150)           -          -
BEAR, STEARNS & CO. INC.                  42,800       67,200     24,400       37,400    (29,800)
CITIGROUP INC                             71,707       32,807    (38,900)      36,153      3,346
CREDIT SUISSE FIRST BOSTON COR                 -            -          -      102,000    102,000
NEUBERGER BERMAN                          24,000       24,000          -            -    (24,000)
PALOMA SECURITIES, L.L.C.                 60,000            -    (60,000)           -          -
ROANOKE ASSET MGMT                        47,889       38,019     (9,870)      32,804     (5,215)
SPEAR, LEEDS & KELLOGG                         -            -          -            -          -
                                      -----------   ---------------------   ---------------------

                             TOTAL     2,128,167    1,961,247    (166,920)  2,448,743    487,496
                                      ===========   =====================   =====================



                                                          Holdings As Of
                                         ---------------------------------------------
                                                                                         Cumulative
                                                     Change in               Change in      Change
       Institutional Owner               31-Mar-99    Holdings  30-Jun-99    Holdings   Since 6-30-98
-----------------------------------      ---------------------  ----------------------  -------------
ROYCE & ASSOCIATES, INC.                   791,475    64,700       791,475         -       167,700
FIDELITY MGMT & RESEARCH CO                748,050         -       748,050         -             -
DIMENSIONAL FD ADVISORS, INC.              362,100    26,200       379,600    17,500       164,300
BRANDYWINE ASSET MGMT, INC.                128,425    10,500       141,325    12,900        67,400
REICH & TANG ASSET MGMT L.P.                78,000    (2,000)       63,000   (15,000)        6,500
BARCLAYS BANK PLC                           87,858     1,537        61,005   (26,853)      (27,316)
REGAL ASSET MANAGEMENT CORP                 55,000    20,000        55,000         -        55,000
LEGG MASON WOOD WALKER, INC.                53,655       565        48,765    (4,890)       16,140
MELLON PRIVATE ASSET MGMT                   26,125         -        26,125         -             -
DAVID L. BABSON & CO, INC.                  17,000         -        17,000         -             -
NATIONAL CITY BK OF CLEVELAND               11,200         -        13,000     1,800        13,000
EQUITABLE COMPANIES INC                      4,500     1,500         1,500    (3,000)        1,500
BANKERS TRUST N Y CORP                           -         -             -         -          (150)
BEAR, STEARNS & CO. INC.                         -   (37,400)            -         -       (42,800)
CITIGROUP INC                                    -   (36,153)            -         -       (71,707)
CREDIT SUISSE FIRST BOSTON COR             102,000         -             -  (102,000)            -
NEUBERGER BERMAN                                 -         -             -         -       (24,000)
PALOMA SECURITIES, L.L.C.                        -         -             -         -       (60,000)
ROANOKE ASSET MGMT                               -   (32,804)            -         -       (47,889)
SPEAR, LEEDS & KELLOGG                      19,600    19,600             -   (19,600)            -
                                        ---------------------   ---------------------   -----------

                             TOTAL       2,484,988    36,245     2,345,845  (139,143)      217,678
                                        =====================   =====================   ===========


-----------------------------------
Source:  CDA Spectrum as of September 29, 1999.

ROBINSON-HUMPHREY


                                PROJECT PALMETTO
                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES



                                                                               52 WEEK            MARKET
                                                                 LATEST        -------            PRICE          % OF
TICKER       EXCHANGE   COMPANY                           FYE    FILING     HIGH      LOW        09/29/99        HIGH
------       --------   -------                           ---    ------     ----      ---        --------        ----


Diversified Textile Companies
BUR          NYSE       Burlington Industries, Inc.       SP     06/99     $11.12    $4.37         $4.50         40.5%
CKC          NYSE       Collins & Aikman Corp.            DC     06/99      $7.62    $3.93         $5.75         75.5%
COE          NYSE       Cone Mills Corp.                  DC     06/99      $7.18    $3.81         $4.88         67.9%
CRW          NYSE       Crown Crafts, Inc.                MR     06/99      $8.25    $3.12         $3.13         37.9%
DRF          NYSE       Dan River, Inc.                   DC     06/99     $11.75    $6.18         $6.44         54.8%
DLW          NYSE       Delta Woodside Ind.               JE     03/99      $7.37    $2.75         $3.06         41.6%
DXYN         OTC        Dixie Group, Inc.                 DC     06/99      $9.75    $4.00         $7.38         75.6%
FIT          AMEX       Fab Industries, Inc.              NV     05/99     $23.62   $12.56        $12.75         54.0%
GFD          NYSE       Guilford Mills, Inc.              SP     06/99     $18.00    $8.12         $8.75         48.6%
PTX          NYSE       Pillowtex Corp.                   DC     06/99     $35.25    $6.81         $8.06         22.9%
SMI          NYSE       Springs Industries, Inc.          DC     06/99     $44.50   $27.06        $33.69         75.7%
UFI          NYSE       Unifi Inc.                        JE     06/99     $21.31   $10.56        $10.75         50.4%
WPSN         OTC        WestPoint Stevens, Inc.           DC     06/99     $37.56   $22.25        $23.94         63.7%

             AVERAGE                                                                                             54.5%

             OTC        Palmetto                          JE     06/99      $8.62    $5.00         $5.13         59.5%




                 EARNINGS PER SHARE [1]                         PRICE/EARNINGS RATIO
             -------------------------------   EST. 5 YR   ------------------------------
                         CAL.        CAL.      GROWTH                 CAL.       CAL.        SHARES       MARKET     BOOK    MARKET/
TICKER        LTM        1999        2000       RATE        LTM       1999       2000      OUTSTANDING    CAP'N      VALUE    BOOK
------        ---        ----        ----       ----        ---       ----       ----      -----------    -----      -----    ----
                                                                                             (MM)        ($MM)      ($MM)
Diversified Textile Companies
BUR            $0.77      $0.36       $0.78 F     8.0%       5.8 x     12.5 x      5.8 x     52.91       $238.1     $630.9    0.4 x
CKC             0.00       0.25        0.50      14.0%        NM       23.0       11.5       61.95        356.2     (143.4)    NM
COE            (0.01)     (0.31)      (0.02)      5.0%        NM         NM         NM       25.49        124.2      171.8    0.7
CRW            (0.79)     (0.72)       0.37      11.0%        NM         NM        8.4        8.61         26.9       82.6    0.3
DRF             0.63       0.64        1.10      15.0%      10.2       10.1        5.9       23.39        150.6      265.3    0.6
DLW            (0.70)      0.03        0.76 F     5.0%        NM      102.1 *      4.0       23.72         72.6      171.7    0.4
DXYN            0.87       1.01        1.19      16.0%       8.5        7.3        6.2       11.41         84.2      111.2    0.8
FIT             0.39         NA          NA         NA      37.7 *       NA         NA        5.41         68.9      132.3    0.5
GFD             0.72       0.56        0.92 F     3.0%      12.2       15.6        9.5       22.19        194.1      369.0    0.5
PTX             2.47       1.44        2.14      15.0%       3.3 *      5.6        3.8       14.18        114.4      247.6    0.5
SMI             3.12       3.40        3.73       8.0%      10.8        9.9        9.0       17.88        602.2      744.0    0.8
UFI             1.13       0.67        1.03      15.0%       9.5       16.0       10.4       59.55        640.1      646.1    1.0
WPSN            1.67       1.87        2.23      20.0%      14.3       12.8       10.7       55.68      1,332.8     (479.2)    NM

       AVERAGE                                   11.3%      10.2 x     12.5 x      7.8 x                                      0.6 x

       OTC     $0.78      $0.78       $1.00      10.0%       6.6 x      6.6 x      5.1 x      7.33        $37.6      $47.8    0.8 x




---------------------------------------------
 NA - Not Available NM - Not Meaningful * - Excluded from average F - Fiscal Year End Estimate
[1] All earnings estimates are from the First Call Research Network dated
    September 29, 1999, except for WPSN, which is from Robinson-Humphrey
    Research.

ROBINSON-HUMPHREY



                                PROJECT PALMETTO
                 MARKET COMPARISON OF SELECTED PUBLIC COMPANIES




                                                                                           LTM
                                      TOTAL        TOTAL       TOTAL         ------------------------------------      OPERATING
COMPANY                               DEBT         CASH    FIRM VALUE [1]    REVENUES      OP. INC.       EBITDA         MARGIN
-------                               ----         ----    --------------    --------      --------       ------         ------
                                      ($MM)       ($MM)        ($MM)           ($MM)        ($MM)         ($MM)
Diversified Textile Companies
Burlington Industries, Inc.           $870.6      $41.0       $1,067.7        $1,745.4     $80.1 [2]     $165.5 [2]       4.6%
Collins & Aikman Corp.                 947.4       44.0        1,259.6         1,849.2     105.1 [3]      173.2 [3]       5.7%
Cone Mills Corp.                       182.3        4.0          302.6           672.9       4.6 [4]       33.8 [4]       0.7%
Crown Crafts, Inc.                     134.5        1.2          160.2           366.2      (6.1)           6.7          -1.7% *
Dan River, Inc.                        324.0        4.9          469.7           601.5      42.0           78.7           7.0%
Delta Woodside Ind.                    177.1        4.1          245.7           503.8      28.8           48.9           5.7%
Dixie Group, Inc.                      149.3        2.7          230.8           540.7      28.4           52.8           5.2%
Fab Industries, Inc.                     0.4       50.6           18.8           143.9      (1.9)           4.3          -1.4% *
Guilford Mills, Inc.                   244.9       13.1          426.0           871.0      43.2 [5]      108.2 [5]       5.0%
Pillowtex Corp.                      1,036.3        9.0        1,141.6         1,542.4     146.2 [6]      200.6 [6]       9.5%
Springs Industries, Inc.               342.6        0.7          944.2         2,215.6     127.8 [7]      221.0 [7]       5.8%
Unifi Inc.                             495.2       44.4        1,090.9         1,251.2     119.2          209.1           9.5%
WestPoint Stevens, Inc.              1,403.3        0.2        2,735.9         1,838.3     257.0          350.5          14.0%

                              AVERAGE                                                                                     6.1%

Palmetto                               $42.3       $1.7          $78.2          $119.7     $13.1          $17.1          11.0%


                                                                                                3 YEAR CAGR
                                                              FIRM VALUE TO:              ----------------------
                                           EBITDA    -------------------------------                        NET
COMPANY                                    MARGIN    REVENUES    OP. INC.     EBITDA      REVENUE         INCOME
-------                                    ------    --------    --------     ------      -------         ------

Diversified Textile Companies
Burlington Industries, Inc.                  9.5%      0.61%       13.3 x       6.5 x      (4.0%)         39.1%
Collins & Aikman Corp.                       9.4%      0.68        12.0         7.3        31.6%            NM
Cone Mills Corp.                             5.0%      0.45        66.3 *       9.0        (1.2%)           NM
Crown Crafts, Inc.                           1.8% *    0.44          NM        24.1 *      18.8%            NM
Dan River, Inc.                             13.1%      0.78        11.2         6.0        16.8%          71.4% *
Delta Woodside Ind.                          9.7%      0.49         8.5         5.0         4.8%            NM
Dixie Group, Inc.                            9.8%      0.43         8.1         4.4        16.9%          26.4%
Fab Industries, Inc.                         3.0%      0.13          NM         4.4        (1.5%)        (17.3%)
Guilford Mills, Inc.                        12.4%      0.49         9.9         3.9         3.8%           4.4%
Pillowtex Corp.                             13.0%      0.74         7.8         5.7        75.4% *        72.4% *
Springs Industries, Inc.                    10.0%      0.43         7.4         4.3        (0.9%)        (28.0%)
Unifi Inc.                                  16.7%      0.87         9.2         5.2       (14.3%)        (26.8%)
WestPoint Stevens, Inc.                     19.1%      1.49        10.6         7.8         8.8%          25.0%

                              AVERAGE       10.9%      0.62 x       9.8 x       5.8 x       6.6%           3.2%

Palmetto                                    14.3%      0.65 x       6.0 x       4.6 x      27.6%          (9.4%)


------------------------------------
  NA - Not Available NM - Not Meaningful * - excluded from average
[1] Firm value is equal to market capitalization plus debt minus cash. [2] Excludes $65.3 million restructuring charge.
[3] Excludes $4.6 million restructuring charge.
[4] Excludes $30.0 million in charges for restructuring and impairment of assets.
[5] Excludes $6.5 million restructuring charge.
[6] Excludes $1.5 million restructuring charge.
[7] Excludes $21.5 million in non-recurring charges.

ROBINSON-HUMPHREY

                                PROJECT PALMETTO
   MARKET COMPARISON OF SELECTED LIMITED SIZE COMPARABLE PUBLIC COMPANIES [1]





                                                                                                           EARNINGS PER SHARE [2]
                                                                   52 WEEK         MARKET                -------------------------
                                                      LATEST       -------         PRICE       % OF                 CAL.      CAL.
TICKER       EXCHANGE  COMPANY                 FYE    FILING    HIGH      LOW     10/5/99      HIGH     LTM        1999      2000
------       --------  -------                 ---    ------    ----      ---     -------      ----     ---        ----      ----

Limited Size Textile Companies
COE          NYSE      Cone Mills Corp.        DC     06/99     $7.18    $3.81     $4.88       67.9%  ($0.01)     ($0.31)   ($0.02)
CRW          NYSE      Crown Crafts, Inc.      MR     06/99     $8.25    $3.12     $3.13       37.9%   (0.79)      (0.72)     0.37
DRF          NYSE      Dan River, Inc.         DC     06/99    $11.75    $6.18     $6.44       54.8%    0.63        0.64      1.10
DLW          NYSE      Delta Woodside Ind.     JE     03/99     $7.37    $2.75     $3.06       41.6%   (0.70)      (0.03)     0.76 F
DXYN         OTC       Dixie Group, Inc.       DC     06/99     $9.75    $4.00     $7.38       75.6%    0.87        1.01      1.19 F
FIT          AMEX      Fab Industries, Inc.    NV     05/99    $23.62   $12.56    $12.75       54.0%    0.39          NA        NA
GFD          NYSE      Guilford Mills, Inc.    SP     06/99    $18.00    $8.12     $8.75       48.6%    0.72        0.56      0.92 F

             AVERAGE                                                                           54.3%

             OTC       Palmetto                JE     06/99     $8.62    $5.00     $5.13       59.5%   $0.78       $0.78     $1.00



                                           PRICE/EARNINGS RATIO
                          EST. 5YR       -------------------------
                           GROWTH                  CAL.       CAL.      SHARES         MARKET     BOOK       MARKET/
TICKER           COMPANY    RATE         LTM       1999       2000    OUTSTANDING      CAP'N      VALUE       BOOK
------           -------    ----         ---       ----       ----    -----------      -----      -----       ----
                                                                         (MM)          ($MM)      ($MM)
Limited Size Textile Companies
COE                         6.0%         NM x       NM x       NM x     25.49         $124.2      $171.8       0.7 x
CRW                        11.0%         NM         NM        8.4        8.61           26.9        82.6       0.3
DRF                        15.0%       10.2       10.1        5.9       23.39          150.6       265.3       0.6
DLW                         5.0%         NM      102.1 *      4.0       23.72           72.6       171.7       0.4
DXYN                       16.0%        8.5        7.3        6.2       11.41           84.2       111.2       0.8
FIT                          NA        37.7 *       NA         NA        5.41           68.9       132.3       0.5
GFD                         3.0%       12.2       15.6        9.5       22.19          194.1       369.0       0.5

     AVERAGE                9.3%       10.3 x     11.0 x      6.8 x                                            0.5 x

     OTC        Palmetto   10.0%        6.6 x      6.6 x      5.1 x      7.33          $37.6       $47.8       0.8 x




----------------------------------
 NA - Not Available NM - Not Meaningful * - Excluded from average F - Fiscal Year End Estimate
[1] All companies from the universe of comparable diversified textile companies with revenues and firm values less than $1.0 billion.
[2] All earnings estimates are from the First Call Research Network dated
    September 29, 1999, except for WPSN, which is from Robinson-Humphrey
    Research.

ROBINSON-HUMPHREY


                                PROJECT PALMETTO
     MARKET COMPARISON OF SELECTED LIMITED SIZE COMPARABLE PUBLIC COMPANIES




                                                                                                LTM
                                        TOTAL       TOTAL         TOTAL         ------------------------------------      OPERATING
COMPANY                                 DEBT        CASH      FIRM VALUE [1]    REVENUES     OP. INC.         EBITDA        MARGIN
-------                                 ----        ----      --------------    --------     --------         ------        ------
                                       ($MM)        ($MM)          ($MM)         ($MM)        ($MM)           ($MM)
Limited Size Textile Companies
Cone Mills Corp.                       $182.3        $4.0         $302.6          $672.9      $4.6 [2]       $33.8 [2]      0.7%
Crown Crafts, Inc.                      134.5         1.2          160.2           366.2      (6.1)            6.7         -1.7% *
Dan River, Inc.                         324.0         4.9          469.7           601.5      42.0            78.7          7.0%
Delta Woodside Ind.                     177.1         4.1          245.7           503.8      28.8            48.9          5.7%
Dixie Group, Inc.                       149.3         2.7          230.8           540.7      28.4            52.8          5.2%
Fab Industries, Inc.                      0.4        50.6           18.8           143.9      (1.9)            4.3         -1.4% *
Guilford Mills, Inc.                    244.9        13.1          426.0           871.0      43.2 [3]       108.2 [3]      5.0%

                                 AVERAGE                                                                                    4.7%

Palmetto                                $42.3        $1.7          $78.2          $119.7     $13.1           $17.1         11.0%



                                                                                                  3 YEAR CAGR
                                                                 FIRM VALUE TO:             -----------------------
                                             EBITDA    --------------------------------                       NET
COMPANY                                      MARGIN     REVENUES   OP. INC.      EBITDA      REVENUE         INCOME
-------                                      ------     --------   --------      ------      -------         ------

Limited Size Textile Companies
Cone Mills Corp.                             5.0%         0.45       66.3 x*       9.6        -1.2%            NM
Crown Crafts, Inc.                           1.8% *       0.44         NM         24.1 *      18.8%            NM
Dan River, Inc.                             13.1%         0.78       11.2          6.0        16.8%          71.4% *
Delta Woodside Ind.                          9.7%         0.49        8.5          5.0         4.8%            NM
Dixie Group, Inc.                            9.8%         0.43        8.1          4.4        16.9%          26.4%
Fab Industries, Inc.                         3.0%         0.13         NM          4.4        (1.5%)        (17.3%)
Guilford Mills, Inc.                        12.4%         0.49        9.9          3.9         3.8%           4.4%

                                 AVERAGE     8.8%         0.46 x      9.4 x        5.4 x       8.3%           4.5%

Palmetto                                    14.3%         0.65 x      6.0 x        4.6 x      27.6%          (9.4%)



----------------------------------------------
  NA - Not Available NM - Not Meaningful * - excluded from average
[1] Firm value is equal to market capitalization plus debt minus cash. [2] Excludes $30.0 million in charges for restructuring and impairment of assets.
[3] Excludes $6.5 million restructuring charge.

ROBINSON-HUMPHREY


                                PROJECT PALMETTO
         IMPLIED VALUATION USING SELECTED DIVERSIFIED TEXTILE COMPANIES
                                ($ IN THOUSANDS)


                                                                                            AVERAGE MULTIPLE
                                                                      --------------------------------------------------------------
                                       PALMETTO      IMPORTANCE        PRICE/                   PRICE/               MARKET/
         VALUATION PARAMETER            VALUE        WEIGHTING        1999 EPS                 2000 EPS                BOOK
----------------------------------     ---------     -----------      ---------                ---------             -------
Fiscal 1999 Net Income                 $  5,762        20.0%           12.5 x
Est. Fiscal 2000 Net Income [1]           8,628        10.0%                                     7.8 x
Book Value [2]                           47,802        10.0%                                                           0.6 x


                                                                                            AVERAGE MULTIPLE
                                                                     -------------------------------------------------------------
                                       PALMETTO      IMPORTANCE       FIRM VALUE [3]/        FIRM VALUE [3]/      FIRM VALUE [3]/
         VALUATION PARAMETER            VALUE        WEIGHTING         LTM REVENUES             LTM EBITDA           LTM EBIT
----------------------------------     --------      -----------      ---------------        ---------------      ---------------
Fiscal 1999 Revenues                   $119,660        20.0%           0.62 x
Fiscal 1999 EBITDA                       17,118        20.0%                                     5.8 x
Fiscal 1999 EBIT                         13,124        20.0%                                                           9.8 x


                                                           IMPLIED        IMPLIED
                                                           EQUITY       EQUITY VALUE
          VALUATION PARAMETER                              VALUE        PER SHARE [5]
 ----------------------------------                        -----       -------------
 Fiscal 1999 Net Income                                    $72,242         $9.81
 Est. Fiscal 2000 Net Income [1]                           $66,887         $9.08
 Book Value [2]                                            $28,173         $3.83

                                             LESS
          VALUATION PARAMETER            NET DEBT [2,4]
 ----------------------------------      --------------
 Fiscal 1999 Revenues                      $40,622         $33,210         $4.51
 Fiscal 1999 EBITDA                        $40,622         $58,289         $7.92
 Fiscal 1999 EBIT                          $40,622         $87,982        $11.95


WEIGHTED AVERAGE:                                          $59,851         $8.13
UNWEIGHTED AVERAGE:                                        $57,797         $7.85

 ----------------------------------
 [1] Projections provided by the Company.
 [2] Balance sheet data as of July 3, 1999.
 [3] Firm value equals market capitalization plus total debt and preferred stock minus cash and marketable securities.
 [4] Net debt equals debt plus preferred stock less cash and marketable securities.
 [5] Based on 7,363,026 diluted shares outstanding as of September 15, 1999.

ROBINSON-HUMPHREY


                                PROJECT PALMETTO
 IMPLIED VALUATION USING SELECTED LIMITED SIZE DIVERSIFIED TEXTILE COMPANIES[1]
                                ($ IN THOUSANDS)



                                                                                  AVERAGE MULTIPLE
                                                                    ------------------------------------------------
                                       PALMETTO     IMPORTANCE        PRICE/           PRICE/             MARKET/
       VALUATION PARAMETER              VALUE       WEIGHTING        1999 EPS         2000 EPS              BOOK
--------------------------------       --------     ---------       ----------       ---------            -------
Fiscal 1999 Net Income                $  5,762       20.0%            11.0 x
Est. Fiscal 2000 Net Income [2]          8,628       10.0%                             6.8 x
Book Value [3]                          47,802       10.0%                                                  0.5 x


                                                                                  AVERAGE MULTIPLE
                                                                   ----------------------------------------------------
                                       PALMETTO     IMPORTANCE     FIRM VALUE [4]/  FIRM VALUE [4]/   FIRM VALUE [4]/
       VALUATION PARAMETER              VALUE       WEIGHTING       LTM REVENUES     LTM EBITDA          LTM EBIT
--------------------------------       --------     ---------      ---------------  ---------------   ---------------
Fiscal 1999 Revenues                  $119,660       20.0%             0.46 x
Fiscal 1999 EBITDA                      17,118       20.0%                             5.4 x
Fiscal 1999 EBIT                        13,124       20.0%                                                  9.4 x



                                                            IMPLIED        IMPLIED
                                                             EQUITY      EQUITY VALUE
       VALUATION PARAMETER                                   VALUE       PER SHARE [6]
--------------------------------                             -----       -------------
Fiscal 1999 Net Income                                      $63,354          $8.60
Est. Fiscal 2000 Net Income [2]                             $58,733          $7.98
Book Value [3]                                              $26,248          $3.56

                                        LESS
       VALUATION PARAMETER          NET DEBT [3,5]
-------------------------------     --------------
Fiscal 1999 Revenues                   $40,622              $14,113          $1.92
Fiscal 1999 EBITDA                     $40,622              $52,468          $7.13
Fiscal 1999 EBIT                       $40,622              $83,048         $11.28

WEIGHTED AVERAGE:                                           $51,095          $6.94
UNWEIGHTED AVERAGE:                                         $49,661          $6.74

-----------------------------
[1] All companies from the universe of comparable diversified textile companies with revenues and firm values less than $1.0 billion.
[2] Projections provided by the Company.
[3] Balance sheet data as of July 3, 1999.
[4] Firm value equals market capitalization plus total debt and preferred stock minus cash and marketable securities.
[5] Net debt equals debt plus preferred stock less cash and marketable securities.
[6] Based on 7,363,026 diluted shares outstanding as of September 15, 1999.

Robinson-Humphrey

                                PROJECT PALMETTO
       TRANSACTION MULTIPLE ANALYSIS FOR SELECTED MERGERS AND ACQUISITIONS
                            IN THE TEXTILE INDUSTRY

  DATE
EFFECTIVE   TARGET NAME                                  TARGET BUSINESS DESCRIPTION                        ACQUIROR NAME
---------   -----------                                  ---------------------------                        -------------
   09/13/99 Johnston Industries Inc                      Manufacture woven industrial textile products      Jerry Zucker
   08/30/99 JPS Ind-Mnfr Plant,Tennessee                 Manufacture cotton fabrics                         Chiquola Fabrics LLC
   08/09/99 Burlington Inds Inc-Dyeing                   Manufacture wholesale dyeing,finishing products    Riverplace LLC
   08/02/99 Marino Technologies Inc                      Manufacture polypropylene products                 Consoltex Group Inc
   07/26/99 JPS Inds-Spun Yarn Mnfg Plant                Manufacture yarn                                   Belding Hausman Inc
   06/28/99 Monterey Carpets                             Finishers of textiles                              Collins & Aikman
   03/04/99 JPS Converter-Home Furnishings               Manufacture home furnishings                       Belding Hausman Inc
   02/26/99 Ex-Cell Home Fashions, Inc.                  Manufacture bed, bath furnishings                  Glenoit Corp
   02/18/99 Cookson Fibers                               Produce specialist fibre products                  Quad-C Inc
   01/31/99 Rhodia-Textiles Chemicals Bus                Manufacture textiles                               Eastman Chemical Co
   01/19/99 Regal Rugs Inc(Readicut)                     Manufacture rugs                                   Springs Industries Inc
   01/11/99 Multitex Corp of America Inc                 Manufacture floorcoverings                         Dixie Group Inc
   02/03/98 Artee Industries Inc                         Manufacture spun yarn                              Culp Inc
   01/23/98 Pillowtex Corp-Finishing Div                 Manufacture woven fabrics                          Color-Tex International
   12/22/97 Fieldcrest Cannon Inc                        Manufacture broadwoven fabrics                     Pillowtex Corp
   12/01/97 Elastic Corp of America(NFA)                 Whl covered elastic fabrics                        Worldtex Inc
   10/06/97 General Felt Inds-Needlepunch                Manufacture carpets,artificial grass               Bretlin Inc (Dixie Group
                                                                                                             Inc)
   08/27/97 Alamac Knit Fabrics Inc                      Manufacture knit fabric                            Dyersburg Corp
   08/07/97 Phillips Industries, Inc.                    Manufacture upholstery fabrics                     Culp, Inc.
   08/01/97 Texfi Industries Inc                         Manufacture textiles                               Polysindo Hong Kong Ltd
   04/25/97 Collins & Aikman (Decorative Fabrics Unit)   Manufacture decorative fabrics                     Joan Fabrics Corp.
   12/11/96 Foamex (JPS Automotive Products) [2]         Manufacture automotive carpets                     Collins & Aikman
   08/01/96 Perfect Fit Inds (Foamex LP)                 Manufacture housefurnishings                       PFI Acquisition Corp
   07/12/96 Belding Hausman Inc                          Manufacture home furnishings                       Lewis Textiles Corp
   04/29/96 Triarc Companies (Graniteville Div.)         Textile manufacturer                               Avondale Mills Inc.
   04/17/96 Clark-Schwebel Inc                           Manufacture fiberglass fabrics                     Investor Group
   01/23/96 Cone Mills-Certain Olympic                   Manufacture rubber,foam products                   British Vita PLC
   11/17/95 JPS Textile Group-Carpet Unit                Manufacture carpets                                Gulistan Holdings Inc
   08/05/95 Tolaram Fibers Inc                           Manufacture finished fibers                        Camac Corp (Cookson
                                                                                                             America)
   07/03/95 Pharr Yarns of Georgia Inc                   Manufacture yarn                                   Image Industries Inc
   05/31/95 Dawson Home Fashions                         Manufacture retail draperies                       Springs Industries Inc
   05/29/95 Dundee Mills, Inc.                           Manufacture cotton towels, bedding & apparel       Springs Industries, Inc.
   04/03/95 Texfi Indus-Greige Goods Ops                 Manufacture unfinished textile goods               Investor Group
   02/01/95 Custom Coating & Laminating                  Manufacture coated fabrics                         Furon Co Inc
   12/08/94 Golding Industries Inc-Raytex                Manufacture wide fabrics                           Cone Mills Corp
   12/01/94 Beacon Manufacturing Co.                     Manufacture cotton, synthetic blankets             Pillowtex Corp.
   11/18/94 Cerex Advanced Fabrics                       Manufacture nylon products                         Investor Group
   06/30/94 Danfield Threads Inc, Bridge                 Manufacture thread;own,op bldgs                    Belding Heminway Co Inc
   06/28/94 JPS Automotive Products Corp.                Manufacture automotive carpets                     Foamex International,
                                                                                                             Inc.
   06/16/94 Revman Industries                            Manufacture housefurnishing                        Aeon Group
   05/24/94 Acustar-Automotive Soft Trim                 Manufacture fabric,leather covers                  Johnson Controls Inc
   04/29/94 Burlington Ind. (Decorative Prints)          Manufacture fabrics for home use                   Galey & Lord Industries,
                                                                                                             Inc.
   03/23/94 United Merchants-Uniblend Yarn               Manufacture yarn                                   Investor Group
   03/04/94 Carleton Woolen Mills Inc                    Manufacture wool,wool products                     Allied Textile Cos PLC
   01/19/94 United Knitting Inc                          Manufacture sportswear fabrics                     Dyersburg Corp
   12/15/93 United Merchants & Mnfr-Mill                 Manufacture millwork products                      UDPW Acquisition Corp
   12/10/93 West Point-Pepperell Inc                     Manufacture apparel,fabrics                        Valley Fashions Corp
   12/02/93 Amoskeag Company                             Manufacture of home furnishing textile products    Fieldcrest Cannon, Inc.
   11/19/93 Perfect Fit Industries, Inc.                 Manufacture house furnishings                      Foamex L.P.
   11/18/93 Belding Heminway Co Inc                      Manufacture textile treads,accessory               Noel Group Inc
   11/12/93 Rossville Companies, Inc.                    Manufacture broadwoven fabrics                     Culp, Inc.

                                         EQUITY VALUE AS A MULTIPLE OF:
                                         ------------------------------                       FIRM VALUE AS A MULTIPLE OF LTM:
  DATE                 TRANSACTION           BOOK            NET             TRANSACTION      --------------------------------
EFFECTIVE              EQUITY VALUE          VALUE          INCOME          FIRM VALUE [1]    REVENUES      EBITDA        EBIT
---------              ------------          -----          ------          --------------    --------      ------        ----
                          ($MM)                                                 ($MM)
   09/13/99               $25.5             0.5 x*            NM                $150.5        0.56 x         4.9 x        16.5 x
   08/30/99
   08/09/99
   08/02/99
   07/26/99
   06/28/99
   03/04/99
   02/26/99
   02/18/99
   01/31/99
   01/19/99                30.0              --               --                    --          --            --            --
   01/11/99                30.4              --               --                    --          --            --            --
   02/03/98
   01/23/98
   12/22/97               468.2             2.1             55.3 *               787.2        0.72          11.8          26.0 *
   12/01/97
   10/06/97
   08/27/97
   08/07/97                36.5              --               --                  46.6        0.88           7.6            NA
   08/01/97                53.1              NM               --                 142.5        0.68           9.2          15.0
   04/25/97               310.0             2.1               --                 310.0        1.05           6.4           8.2
   12/11/96                26.0              --               --                 220.0        0.70           5.0           7.1
   08/01/96
   07/12/96
   04/29/96               255.0              --               --                    --          --            --            --
   04/17/96
   01/23/96
   11/17/95
   08/05/95
   07/03/95
   05/31/95
   05/29/95               118.0             1.0               NM                 143.5        0.53           9.8          40.7 *
   04/03/95
   02/01/95
   12/08/94
   12/01/94               100.7             2.3             48.7 *               111.7        0.97          10.1          15.7
   11/18/94
   06/30/94
   06/28/94               264.0             3.1               --                 296.0        1.00           8.5          11.1
   06/16/94
   05/24/94
   04/29/94                64.7             2.7               --                  64.7        0.99           6.4           7.2
   03/23/94
   03/04/94
   01/19/94
   12/15/93
   12/10/93             1,358.7             1.5             11.5               1,638.1        1.12          11.0         486.9 *
   12/02/93               137.6             1.2             21.2                 540.1        0.54           5.7           9.0
   11/19/93                20.7             1.0               --                  69.1        0.79          10.0          17.2 *
   11/18/93                58.1             1.2             25.1                  87.8        0.62           9.2          12.5
   11/12/93                38.0             5.6 *             --                  49.9        0.87          11.3          18.1 *

                                PROJECT PALMETTO
       TRANSACTION MULTIPLE ANALYSIS FOR SELECTED MERGERS AND ACQUISITIONS
                            IN THE TEXTILE INDUSTRY




  DATE
EFFECTIVE    TARGET NAME                          TARGET BUSINESS DESCRIPTION                        ACQUIROR NAME
---------    -----------                          ---------------------------                        -------------

   09/09/93 Tennessee Woolen Mills Inc             Manufacture cotton                                Pillowtex Corp
   09/02/93 Hanes Holding Company                  Manufacture fabrics & textiles                    Leggett & Platt, Inc.
   08/18/93 Pioneer Yarns Mills, Inc. [3]          Manufacture yarn                                  Unifi, Inc.
   08/02/93 Fieldcrest Cannon Inc-Carpet           Manufacture carpets and rugs                      Mohawk Industries Inc
   07/08/93 Goldtex Inc                            Finished woven, knitted fabric                    Tomen America Inc. (Tomen Corp)
   06/30/93 LaSalle-Deitch Co (Sutton Corp)        Manufacture and whl floor coverings               Heywood Williams Group PLC
   04/23/93 Vintage Yarns, Inc.                    Manufacture cotton, fiber yarn                    Unifi, Inc.
   03/12/93 Carriage Industries, Inc.              Textile and apparel products                      Dixie Yarns, Inc.
   01/05/93 Mount Vernon Mills-Paper Mach          Manufacture drying fabrics                        Albany International Corp
   12/31/92 IGH Inc(BBA Group Inc)                 Manufacture proprietary textiles                  BBA Group PLC
   11/19/92 West Point-Pepper-Cust Fabrics         Manufacture textiles                              Jupiter National Inc
   08/25/92 Wayn-Tex Inc                           Manufacture manmade woven fabrics                 Investor Group
   03/02/92 Texfi Industries-2 Yarn Mills          Manufacture yarn products                         Mayo Yarns Inc
   08/08/91 Macfield, Inc.                         Manufacture textured nylon yarns & dyed yarns     Unifi, Inc.

Historical Transactions
-----------------------

   01/14/97 Collins & Aikman
     Corporation                                   Manufacture floor & wall coverings                Wickes Companies, Inc.


                                                          EQUITY VALUE
                                                        AS A MULTIPLE OF:
                                                      ---------------------                   FIRM VALUE AS A MULTIPLE OF LTM:
       DATE                        TRANSACTION         BOOK          NET        TRANSACTION   --------------------------------
     EFFECTIVE                     EQUITY VALUE        VALUE        INCOME     FIRM VALUE [1]   REVENUES    EBITDA      EBIT
     ---------                     ------------        -----        ------     --------------   --------    ------      ----
                                      ($MM)                                        ($MM)



        09/09/93
        09/02/93                        63.2             4.5 *         21.3         128.4         0.90          6.6        8.4
        08/18/93                        74.1             3.8            8.7          92.4         1.26           --        6.4
        08/02/93
        07/08/93
        06/30/93
        04/23/93                       266.0             4.7 *          6.1         328.8         1.90 *        5.7        6.8
        03/12/93                        58.0             1.8          951.3 *        88.9         0.71          6.1        9.9
        01/05/93
        12/31/92
        11/19/92
        08/25/92
        03/02/92
        08/08/91                       432.3             5.7 *         21.3         536.1         1.02          8.9       12.7

                         AVERAGE                         2.0 X         16.5 X                     0.85 X        8.1 X     10.0 X
                         MEDIAN                          2.2 X         21.3 X                     0.88 X        8.5 X     12.5 X

Historical Transactions
-----------------------

        01/14/97                     1,152.0             3.4 X         17.4 X    $1,240.7         1.13 X        8.1 X      9.9 X


     TEXTILE INDUSTRY TRANSACTIONS 1980 - 1990: [4]
            19 Transactions with Book Value Multiples    1.5 X
            15 Transactions with Net Income Multiples                  15.1 X
            19 Transactions with Revenue Multiples                                                0.66 X
            17 Transactions with EBITDA Multiples                                                               7.6 X
            17 Transactions with EBIT Multiples                                                                           12.5 X


     ------------------------------------------
     * Excluded from the average.
     NM - Not Meaningful
     NA - Not Available

     [1] Firm value equals equity value plus debt assumed minus cash and marketable securities, if disclosed.
     [2] Income statement data for JPS Automotive Products is for the 1995 calendar year.
     [3] Income statement data for Pioneer Yarn Mills represents annualized results for the nine months ended June 26, 1993.
     [4] Securities Data Corporation is the source of the median multiples of transactions occurring between 1980 and 1990.

ROBINSON-HUMPHREY


                                PROJECT PALMETTO
     BASED ON MULTIPLES FROM MERGERS & ACQUISITIONS IN THE TEXTILE INDUSTRY
                                ($ IN THOUSANDS)


                                                AVERAGE MULTIPLES USING RECENT TRANSACTIONS (1991 - 1999)
                                                ---------------------------------------------------------
VALUATION             PALMETTO            PRICE/          PRICE/      FIRM VALUE/      FIRM VALUE/    FIRM VALUE/
PARAMETER [1]          VALUE          LTM NET INCOME    BOOK VALUE    LTM REVENUES      LTM EBIT      LTM EBITDA
-------------          -----          --------------    ----------    ------------     -----------    -----------
Fiscal 1999 Net Income  $5,762           16.5 x

Book Value             $47,802                            2.0 x




Fiscal 1999 Revenues  $119,660                                           0.85 x

Fiscal 1999 EBIT       $13,124                                                           10.0 x

Fiscal 1999 EBITDA     $17,118                                                                          8.1 x


                                               AVERAGE MULTIPLES USING HISTORICAL TRANSACTIONS (1980 - 1990)
                                               -------------------------------------------------------------
                                          PRICE/           PRICE/     FIRM VALUE/      FIRM VALUE/    FIRM VALUE/
                                      LTM NET INCOME     BOOK VALUE   LTM REVENUES      LTM EBIT      LTM EBITDA
                                      --------------     ----------   ------------     -----------    ----------
Fiscal 1999 Net Income  $5,762           15.1 x

Book Value             $47,802                            1.5 x





Fiscal 1999 Revenues  $119,660                                           0.66 x

Fiscal 1999 EBIT       $13,124                                                           12.5 x

Fiscal 1999 EBITDA     $17,118                                                                          7.6 x



                                                               IMPLIED       EQUITY
VALUATION                                                       EQUITY       VALUE
PARAMETER [1]                                                   VALUE      PER SHARE [3]
-----------                                                   ---------   -------------
Fiscal 1999 Net Income                                          $94,906      $12.89

Book Value                                                      $95,076      $12.91


                         IMPLIED          LESS:
                          FIRM          NET DEBT
                          VALUE      AT FY END 1999 [2]
                         -------    -------------------
Fiscal 1999 Revenue      $102,054         $40,622               $61,432       $8.34

Fiscal 1999 EBIT         $131,155         $40,622               $90,533      $12.30

Fiscal 1999 EBITDA       $138,971         $40,622               $98,349      $13.36


                                                                $88,059      $11.96
           AVERAGE

                                                                IMPLIED     EQUITY
                                                                 EQUITY     VALUE
                                                                 VALUE    PER SHARE [3]
                                                              ---------   -------------
Fiscal 1999 Net Income                                          $86,770      $11.78

Book Value                                                      $69,743       $9.47


                         IMPLIED         LESS:
                          FIRM         NET DEBT
                          VALUE      AT 07/03/99 [2]
                         -------     ---------------
Fiscal 1999 Revenue       $78,736         $40,622               $38,114       $5.18

Fiscal 1999 EBIT         $163,735         $40,622              $123,113      $16.72

Fiscal 1999 EBITDA       $130,559         $40,622               $89,937      $12.21


           AVERAGE                                              $81,535      $11.07

           OVERALL AVERAGE                                      $84,797      $11.52


-------------------------------------------
[1] Balance sheet data as of July 3, 1999.
[2] Net debt equals debt plus preferred stock less cash and marketable securities at July 3, 1999.
[3] Based on 7,363,026 diluted shares outstanding as of September 15, 1999.

Robinson-Humphrey

                                PROJECT PALMETTO
    ANALYSIS OF PREMIUMS PAID IN SELECTED MERGER AND ACQUISITION TRANSACTIONS
                             ($50MM TO $150MM) [1]
              DATE ANNOUNCED: JANUARY 1, 1998 - SEPTEMBER 29, 1999

--------------------------------------------------------------------------------

 DATE          DATE
ANNOUNCED   EFFECTIVE   TARGET NAME                      TARGET BUSINESS DESCRIPTION
---------   ---------   -------------------------------  ----------------------------------------------
09/22/99                Pacific Bank NA,CA               Commercial bank
09/20/99                Trigen Energy Corp               Operate co-generation plants
09/20/99                Diatide Inc                      Manufacture diagnostic substances
09/15/99                Align-Rite International Inc     Manufacture pressed,blown glass
09/09/99                Novacare Employee Services Inc   Provide help supply services
09/08/99                IMPCO Technologies Inc           Manufacture, fuel management systems
09/08/99                Impac Commercial Holdings Inc    Mortgage securities finance company
09/08/99                Applied Digital Access Inc       Manufacture telephone test equipment
09/07/99                American Bancshares Inc          Commercial bank
09/03/99                Digital Link Corp                Manufacture,wholesale digital access products
08/31/99                Commercial Assets Inc            Real estate investment trust
08/27/99                Openroute Networks Inc           Develop networking systems
08/27/99                Cogeneration Corp of America     Electric utility
08/23/99                General Surgical Innovations     Manufacture surgical instruments
08/19/99                Metrowerks Inc                   Develop,wholesale applications software
08/18/99                Cel-Sci Corp                     Manufacture diagnostic substances
08/16/99                Lake Ariel Bancorp Inc           Bank holding company
08/11/99                HCIA Inc(AMBAC Inc)              Health care info content
08/09/99                Green Street Financial Corp      Provide fund mgmt,financial advisory service
08/09/99                Union Bankshares Ltd,Denver,CO   Bank holding company
08/05/99                Impac Commercial Holdings Inc    Mortgage securities finance company
08/03/99                OHSL Financial Corp              Savings and loan
08/02/99                Collagen Aesthetics Inc          Manufacture biomedical implants
08/02/99                SIBIA Neurosciences Inc          Manufacture pharmaceutical products
07/30/99                Todd-AO Corp                     Provide motion picture productions services
07/30/99                Xionics Document Technologies    Develops, supplies system software
07/29/99                Western Beef Inc                 Own,operate grocery stores
07/28/99                Kofax Image Products             Manufacture software for image,doc mgmt
07/26/99                Exogen Inc                       Manufacture biological products
07/15/99                SpecTran Corp                    Manufacture optical fiber
07/14/99                Racing Champions Corp            Manufacture games,toys,etc.
07/13/99                SGV Bancorp,West Corvina,CA      Holding company
07/12/99                Happy Kids Inc                   Manufacture children's clothing
07/08/99                Community Federal Bancorp Inc    Savings and loan
07/07/99                Smartflex Systems                Manufacture custom electronic products
06/30/99    08/09/99    TechForce Corp                   Provide computer repair services
06/28/99                Professional Bancorp Inc,CA      Bank holding company
06/22/99                National Processing Inc          Provide data processing services
06/22/99    09/24/99    Market Guide Inc                 Provide online financial data services
06/18/99                Durakon Industries Inc           Truckbed liners; towing equipment
06/16/99                TSI Inc                          Manufacture industrial measuring instruments
06/16/99    08/26/99    Central Sprinkler Corp           Manufacture,wholesale fire sprinkler systems
06/14/99                Physicians Specialty Corp        Provide medical practice management services



                                                           % PREMIUM PRIOR TO ANNOUNCEMENT
 DATE          DATE                                       ----------------------------------
ANNOUNCED   EFFECTIVE   ACQUIROR NAME                       1 DAY      1 WEEK      4 WEEKS
---------   ---------   --------------------------------  ----------  ----------  ----------
09/22/99                City National Corp,California         42.33       49.68       54.67
09/20/99                Elyo(Suez Lyonnaise des Eaux)         14.29       20.55       18.12
09/20/99                Schering Berlin Inc                   20.64       10.15       63.44
09/15/99                Photronics Inc                        59.24       55.23       65.67
09/09/99                Investor Group                        -4.76       -3.61      -21.57
09/08/99                BERU AG                               30.99       28.74       33.33
09/08/99                Apex Mortgage Capital Inc             31.89       26.03       30.37
09/08/99                Dynatech Corp                          4.78       10.87       26.35
09/07/99                Gold Banc Corp,Leawood,Kansas         51.50       77.37      127.25
09/03/99                Investor Group                        25.80       22.99       32.90
08/31/99                Asset Investors Corporation             .02        2.34        2.34
08/27/99                Netrix Corp                           32.00       34.69        8.20
08/27/99                Calpine Corp                          48.70       43.89       42.86
08/23/99                Tyco International Ltd                36.36       48.15       48.15
08/19/99                Motorola Inc                          23.46       66.67       92.31
08/18/99                Undisclosed Acquiror                 300.00 *    287.50 *   254.286 *
08/16/99                NBT Bancorp Inc,Norwich,NY            42.31       40.95       64.44
08/11/99                VS&A Commun Partners III LP           31.34       32.33        4.14
08/09/99                New South Bancorp                     16.19       14.02       24.49
08/09/99                Gold Banc Corp,Leawood,Kansas         84.40       61.75       53.67
08/05/99                Amresco Capital Trust                 12.51        5.76        -.23
08/03/99                Provident Financial Group Inc         47.54       48.76       48.76
08/02/99                Inamed Corp                           45.25       53.85       32.65
08/02/99                Merck & Co Inc                        61.91       67.90       71.07
07/30/99                Liberty Media Group(AT&T Corp)        70.36      123.40      144.12
07/30/99                Oak Technology Inc                    20.53       25.17       36.55
07/29/99                Cactus Acquisitions Inc               40.00       42.86       38.61
07/28/99                Investor Group                        36.00       30.77       30.77
07/26/99                Smith & Nephew Inc                    19.42      111.28      122.70
07/15/99                Lucent Technologies Inc              -21.74      -22.58        2.13
07/14/99                Enna Corp                               .00        -.89      -58.39
07/13/99                IndyMac Mortgage Holdings Inc         17.65       26.58       35.14
07/12/99                HIG Capital LLC                        9.52       28.67      -18.58
07/08/99                First M&F Corp                        32.85       40.52       37.86
07/07/99                Saturn Electronics                   108.70      216.98      205.46
06/30/99    08/09/99    Equant NV                             11.48        9.68       11.48
06/28/99                FirstFed Financial Corp               30.56       27.89       31.47
06/22/99                National City,Cleveland,Ohio          23.58       33.33       60.00
06/22/99    09/24/99    Multex.com Inc                        26.78       52.63       71.85
06/18/99                Littlejohn & Co LLC                   32.64       29.29       24.88
06/16/99                Investor Group                        16.96       19.05       35.14
06/16/99    08/26/99    Tyco International Ltd                34.08       50.00       77.78
06/14/99                TA Associates                         20.00       23.53       25.37

Robinson-Humphrey


                                PROJECT PALMETTO
    ANALYSIS OF PREMIUMS PAID IN SELECTED MERGER AND ACQUISITION TRANSACTIONS
                             ($50MM TO $150MM) [1]
              DATE ANNOUNCED: JANUARY 1, 1998 - SEPTEMBER 29, 1999

--------------------------------------------------------------------------------

 DATE          DATE
ANNOUNCED   EFFECTIVE   TARGET NAME                      TARGET BUSINESS DESCRIPTION
---------   ---------   -------------------------------  ----------------------------------------------
06/14/99                OrCAD Inc                        Develop CAE and CAD software
06/11/99                Supertel Hospitality Inc         Own and operate hotels
06/11/99                Unimed Pharmaceuticals Inc       Manufacture pharmaceuticals
06/10/99                RIBI ImmunoChem Research Inc     Manufacture biological modifiers
06/07/99    08/23/99    ViaGrafix Corp                   Provide software training services
06/07/99                Neopath Inc                      Develop integrated software
06/04/99    07/12/99    Stimsonite Corp                  Manufacture optical safety instruments
05/27/99                Marcam Solutions Inc             Develop prepackaged software
05/24/99                Texas Micro Inc                  Provide computer systems services
05/21/99                AmeriLink Corp                   Constructs cabling systems
05/19/99                Orange National Bancorp          Bank holding company
05/19/99                First Commonwealth Inc           Provide dental benefit services
05/18/99                PLD Telekom Inc                  Merchant banking firm
05/18/99                InSight Health Services Corp     Own and operate medical labs
05/17/99                Ultradata Corp                   Provide data processing services
05/13/99    08/23/99    Compass International Svcs       Provide outsourced business services
05/11/99    09/14/99    Meridian Data                    Manufacture electronic computers
05/10/99                Pride International Inc          Provide oil well maintenance services
05/10/99    07/29/99    CMC Industries Inc               Manufacture telecommunications equipment
05/10/99    06/18/99    EMCON Associates                 Provide engineering services
05/09/99                Voice Control Systems            Develop computer integrated systems
05/06/99    06/18/99    Shelby Williams Industries Inc   Manufacture seating products
05/05/99    09/17/99    Enterprise Software Inc          Provide software management services
05/03/99                Integrated Sensor Solutions In   Manufacture sensors,semiconductors
04/30/99    08/03/99    Artecon Inc                      Manufacture computer storage devices
04/28/99                Regency Bancorp,Fresno,CA        Commercial bank
04/26/99    08/19/99    Bridgeport Machines Inc          Manufacture metal cutting mach tools
04/16/99                Trico Marine Svcs(Berkshire)     Provide oil field supply services
04/16/99                Ocwen Asset Investment Corp      Provide real estate invest services
04/12/99                Statewide Financial Corp,NJ      Commercial bank
04/12/99                Meadowcraft Inc                  Manufacture furniture and fixtures
04/05/99    07/16/99    Mosaix Inc                       Develop application software
04/05/99    07/19/99    National Propane Partners LP     Retail sale of propane
04/01/99                CNBT Bancshares Inc,Bellaire     Commercial bank
03/25/99                Sheridan Healthcare Inc          Provide health care services
03/23/99                Mutual Savings Bank FSB          Savings and loan
03/23/99                Interlink Computer Sciences      Provide computer design services
03/19/99                Merit Holding Corp,Tucker,GA     Bank holding company
03/16/99                Dominguez Services Corp          Water utility
03/16/99    07/23/99    SeaMED Corp                      Manufacture electromedical equipment
03/15/99    05/30/99    Haskel International Inc         Manufacture pumps,plungers,boosters
03/12/99    05/28/99    Trak Auto(Dart Group)            Operate auto parts stores
03/11/99    08/26/99    LAI Worldwide Inc                Provide employment consulting services
03/08/99    06/24/99    Analysis & Technology Inc        Provide engineering services

                                                           % PREMIUM PRIOR TO ANNOUNCEMENT
 DATE          DATE                                       ----------------------------------
ANNOUNCED   EFFECTIVE   ACQUIROR NAME                       1 DAY      1 WEEK      4 WEEKS
---------   ---------   --------------------------------  ----------  ----------  ----------
06/14/99                Cadence Design Systems Inc            38.67 %     57.58 %     70.49 %
06/11/99                Humphrey Hospitality                  14.61       20.98       20.98
06/11/99                Solvay Pharmaceuticals SA             18.52       12.94       62.71
06/10/99                Corixa Corp                           28.28       14.25        1.56
06/07/99    08/23/99    7th Street.com                        31.86       46.22       49.17
06/07/99                AutoCyte Inc                          55.56       53.13       51.94
06/04/99    07/12/99    Avery Dennison Corp                  101.71       96.67       96.67
05/27/99                Invensys PLC                         100.00      192.68      287.10
05/24/99                RadiSys Corp                          74.36       72.15       81.33
05/21/99                Tandy Corp                            41.03       54.34      115.26
05/19/99                CVB Financial Corp,Ontario,CA         28.35       33.83       43.15
05/19/99                Guardian Life Ins Co of Amer          34.23       39.37       70.94
05/18/99                Metromedia International Group        27.27       27.27       27.27
05/18/99                Investor Group                        50.94       45.46       77.78
05/17/99                CFI ProServices Inc                   42.86       50.00       66.67
05/13/99    08/23/99    NCO Group Inc                          5.82       12.49       11.49
05/11/99    09/14/99    Quantum Corp                         168.94      189.63      213.77
05/10/99                First Reserve Corp                    24.03       -1.04       48.06
05/10/99    07/29/99    ACT Manufacturing Inc                 23.98       42.95       66.44
05/10/99    06/18/99    IT Group Inc                          23.43       33.33       74.19
05/09/99                Koninklijke Philips Electronic        25.49       30.61       25.49
05/06/99    06/18/99    Falcon Products Inc                   20.00       24.53       66.04
05/05/99    09/17/99    LiveWire Ventures LLC                 33.33       35.59       61.62
05/03/99                Texas Instruments Inc                 31.43       76.44       88.03
04/30/99    08/03/99    Box Hill Systems Corp                  1.05        6.67      113.33
04/28/99                Zions Bancorp,Utah                    13.16       30.25       50.87
04/26/99    08/19/99    Goldman Industrial Group Inc          67.54       77.78       53.85
04/16/99                Inverness Management LLC              19.76       33.33       21.95
04/16/99                Ocwen Financial Corp                  30.03       32.09       48.60
04/12/99                Independence Community Bank           20.17       33.65       42.59
04/12/99                Investor Group                        64.95       63.27       77.78
04/05/99    07/16/99    Lucent Technologies Inc               28.56       35.65       38.93
04/05/99    07/19/99    Columbia Propane Corp                 90.10       84.62      140.00
04/01/99                SouthTrust Corp,Birmingham,AL         45.89       58.34       47.55
03/25/99                Investor Group                         8.82       12.12       17.46
03/23/99                Independent Bank Corp,Iona,MI         49.74       48.79       46.00
03/23/99                Sterling Software Inc                 41.77       45.46      107.41
03/19/99                Synovus Financial Corp,GA             25.87       27.11       31.43
03/16/99                American States Water Co              22.64       39.79       47.73
03/16/99    07/23/99    Plexus Corp                           80.83       75.04       70.94
03/15/99    05/30/99    Investor Group                        42.35       49.57       51.77
03/12/99    05/28/99    Halart LLC                            28.57       26.32       22.03
03/11/99    08/26/99    TMP Worldwide Inc                     38.03       25.16       53.84
03/08/99    06/24/99    Anteon Corp                           18.86       16.20       23.81

Robinson-Humphrey


                                PROJECT PALMETTO
    ANALYSIS OF PREMIUMS PAID IN SELECTED MERGER AND ACQUISITION TRANSACTIONS
                             ($50MM TO $150MM) [1]
              DATE ANNOUNCED: JANUARY 1, 1998 - SEPTEMBER 29, 1999

--------------------------------------------------------------------------------

 DATE          DATE
ANNOUNCED   EFFECTIVE   TARGET NAME                      TARGET BUSINESS DESCRIPTION
---------   ---------   -------------------------------  ----------------------------------------------
03/04/99    06/01/99    K&G Men's Center Inc             Own,operate men's apparel stores
03/01/99                Collagen Aesthetics Inc          Manufacture biomedical implants
03/01/99                Imperial Credit Industries Inc   Mortgage banking services
03/01/99    04/29/99    Aydin Corp                       Manufacture telecommunication equipment
02/25/99    08/31/99    Matewan Bancshares Inc           Bank holding company
02/24/99    03/17/99    Capital Re Corp                  Reinsurance company;holding company
02/23/99                Control Devices Inc              Manufacture relays and industrial controls
02/23/99    07/08/99    Damen Financial Corp             Provide financial credit services
02/22/99    06/22/99    SEEQ Technology Inc              Manufacture semiconductors
02/19/99                Oacis Healthcare Holdings Corp   Provide systems design services
02/17/99    08/06/99    Equitrac Corp                    Design computer integrated systems
02/11/99    02/10/99    John H Harland Co                Provide commercial printing services
02/10/99                Hudson General Corp              Provide aviation services
02/10/99    03/26/99    Hudson General Corp              Provide aviation services
02/03/99    02/03/99    Texas Industries Inc             Manufacture cement,steel products
02/02/99                Hudson General Corp              Provide aviation services
02/01/99    08/02/99    Broad Natl Bancorp,Newark,NJ     National commercial bank
01/27/99    07/12/99    First Citizens Corp,Newman,GA    Savings bank
01/27/99                Rock Bottom Restaurants Inc      Own,operate restaurants
01/26/99    05/20/99    Little Falls Bancorp Inc         Commercial bank
01/18/99    04/28/99    FDP Corp                         Develop software
01/14/99                Axsys Technologies Inc           Manufacture,wholesale precision optical systems
01/13/99    06/01/99    Comstock Bancorp,Reno,Nevada     Savings and loan
01/11/99    02/22/99    Alarmguard Holdings Inc          Provide security system services
01/07/99    02/24/99    Defiance Inc                     Manufacture,wholesale bearings
01/07/99    02/12/99    Trident International Inc        Manufacture printing machinery
01/06/99    03/01/99    ExecuStay Corp                   Own and operate rooming houses
01/05/99                Peekskill Finl,Peekskill,NY      Savings and loan holding company
12/18/98    06/11/99    Ramapo Financial Corp            Commercial bank
12/17/98    07/19/99    Wood Bancorp,Bowling Green,OH    Bank holding company
12/17/98    02/04/99    Rival Co                         Manufacture household appliances
12/16/98    01/25/99    LCS Industries Inc               Provide mail advertising services
12/15/98    06/08/99    Hallwood Energy Partners LP      Oil and gas exploration, production
12/11/98    05/13/99    STB Systems Inc                  Manufacture,wholesale multimedia systems
12/11/98    01/27/99    C-ATS Software Inc               Develop risk management software
12/10/98    07/14/99    First Philson Financial Corp     Bank holding company
12/10/98    06/01/99    FNB Rochester Corp               Commercial bank
12/04/98    07/15/99    High Point Financial Corp        Bank holding company
12/03/98    04/21/99    Denbury Resources Inc            Oil and gas exploration,production
12/03/98    04/08/99    Banner Aerospace Inc             Wholesale aerospace equipment
12/03/98    01/22/99    Microdyne Corp                   Manufacture,wholesale telemetry products
11/24/98    03/24/99    Besicorp Group Inc               Manufacture, wholesale heating equipment
11/23/98    01/13/99    Total Control Products Inc       Manufacture process control instruments
11/19/98    01/05/99    CN Biosciences Inc               Manufacture medicinal biotech products
11/19/98    02/22/99    Reno Air Inc                     Passenger airline


                                                           % PREMIUM PRIOR TO ANNOUNCEMENT
 DATE          DATE                                       ----------------------------------
ANNOUNCED   EFFECTIVE   ACQUIROR NAME                       1 DAY      1 WEEK      4 WEEKS
---------   ---------   --------------------------------  ----------  ----------  ----------
03/04/99    06/01/99    Men's Wearhouse Inc                   37.35%      45.49%      44.92%
03/01/99                Mentor Corp                           29.61       37.28       18.37
03/01/99                Leucadia National Corp                 7.25       17.46       19.36
03/01/99    04/29/99    L-3 Communications Holdings           64.89       64.89       62.41
02/25/99    08/31/99    BB&T Corp,Winston-Salem,NC           -15.71       -9.90       -1.86
02/24/99    03/17/99    ACE Ltd                               14.43       41.25       -8.07
02/23/99                First Technology PLC                  20.37       19.27        6.56
02/23/99    07/08/99    Midcity Financial Corp                20.33       28.77       25.47
02/22/99    06/22/99    LSI Logic Corp                        46.91       44.68      117.02
02/19/99                SAIC                                  39.61       42.40       42.40
02/17/99    08/06/99    Investor Group                         4.35        5.66       15.86
02/11/99    02/10/99    Investor Group                         5.65        7.15        1.38
02/10/99                Ogden Corp                            18.99       18.18       30.00
02/10/99    03/26/99    GlobeGround GmbH                      39.13       38.18       52.00
02/03/99    02/03/99    Investor                              26.84       32.25       27.13
02/02/99                Ranger Aerospace Corp                 31.81       30.91       44.00
02/01/99    08/02/99    Independence Community Bank           18.11       24.71       33.33
01/27/99    07/12/99    BB&T Corp,Winston-Salem,NC            37.66       50.80       50.80
01/27/99                RB Capital Inc                        53.85       53.85       95.12
01/26/99    05/20/99    Hudson United Bancorp,NJ               5.72        4.73        4.40
01/18/99    04/28/99    SunGard Data Systems Inc              14.47       20.70       37.09
01/14/99                Undisclosed Acquiror                  42.86       42.86       42.86
01/13/99    06/01/99    First Security Corp,Utah              23.21       24.71       29.45
01/11/99    02/22/99    ADT Inc(ADT Group PLC)                -5.13       12.98       21.31
01/07/99    02/24/99    General Chemical Group Inc            43.40       43.40       46.15
01/07/99    02/12/99    Illinois Tool Works Inc               78.38       83.33       78.38
01/06/99    03/01/99    Marriott International Inc             3.23        7.18        9.80
01/05/99                Investor Group                         8.66        9.96       25.46
12/18/98    06/11/99    Valley National Bancorp,NJ            58.93       72.17       84.47
12/17/98    07/19/99    Sky Financial Group Inc               29.59       44.37       50.99
12/17/98    02/04/99    Moriarty Acquisition Corp             22.91       25.00       92.98
12/16/98    01/25/99    CustomerOne Holding Corp              11.11       21.74       52.17
12/15/98    06/08/99    Hallwood Consolidated Resource        27.77       10.02       -3.40
12/11/98    05/13/99    3Dfx Interactive Inc                  81.17       81.17       73.78
12/11/98    01/27/99    Misys PLC                             71.43       66.67       90.48
12/10/98    07/14/99    BT Financial Corp,Johnstown,PA        39.65       45.13       46.27
12/10/98    06/01/99    M&T Bank,Buffalo,New York              6.02       55.29       85.92
12/04/98    07/15/99    Lakeland Bancorp Inc,NJ               37.78       35.27       39.07
12/03/98    04/21/99    Texas Pacific Group Inc               54.00       13.47       -9.22
12/03/98    04/08/99    Fairchild Corp                        25.71       41.94       40.80
12/03/98    01/22/99    L-3 Communications Holdings           15.94       60.00       44.14
11/24/98    03/24/99    BGI Acquisition LLC                   11.17       11.59        6.37
11/23/98    01/13/99    GE Fanuc Automation N America         15.79       12.82       18.92
11/19/98    01/05/99    EM Industries Inc(Merck AG)            8.11       -4.31        -.50
11/19/98    02/22/99    American Airlines Inc(AMR)             6.90       15.89       44.19

Robinson-Humphrey


                                PROJECT PALMETTO
    ANALYSIS OF PREMIUMS PAID IN SELECTED MERGER AND ACQUISITION TRANSACTIONS
                             ($50MM TO $150MM) [1]
              DATE ANNOUNCED: JANUARY 1, 1998 - SEPTEMBER 29, 1999

--------------------------------------------------------------------------------

 DATE          DATE
ANNOUNCED   EFFECTIVE   TARGET NAME                      TARGET BUSINESS DESCRIPTION
---------   ---------   -------------------------------  ----------------------------------------------
11/18/98    05/14/99    National Information Group       Fire insurance holding company
11/16/98    06/30/99    HF Bancorp Inc,Hemet,CA          Bank holding co; savings bank
11/11/98    05/20/99    Village Bancorp Inc              Commercial bank
11/11/98    03/25/99    Sulcus Hospitality               Manufacture computers, Develop software
11/10/98    12/16/98    Steel of West Virginia Inc       Manufacture steel products
11/10/98    12/22/98    Intensiva Healthcare Corp        Provide acute,long-term care services
11/10/98    02/17/99    Rockford Industries Inc          Provide medical equipment finance services
11/09/98    12/22/98    Global Motorsport Group Inc      Wholesale motorcycle parts
11/02/98    12/10/98    AquaPenn Spring Water Co Inc     Produce,wholesale spring water
10/28/98    03/22/99    General Scanning Inc             Manufacture optical test equip
10/28/98    03/29/99    First Coastal Bankshares Inc     Commercial bank
10/22/98    03/17/99    CardioGenesis Corp               Manufacture electromedical equipment
10/21/98    03/31/99    Fort Bend Holding,Rosenberg,TX   Bank holding company
10/19/98    03/11/99    DepoTech Corp                    Manufacture sustained-release prods
10/16/98    02/12/99    BRC Holdings Inc                 Develop health care software
10/16/98    12/15/98    BRC Holdings Inc                 Develop health care software
10/15/98    04/01/99    1st Bergen Bancorp               Savings and loan
10/14/98    03/30/99    Quarterdeck Corp                 Develop utilities,commun software
10/13/98    12/31/98    DataWorks Corp                   Develop computer integrated systems
10/07/98    12/30/98    PNB Financial Group              Bank & holding company
10/06/98    03/17/99    N2K Inc                          Retail music products on Internet
10/01/98    01/07/99    Richey Electronics Inc           Wholesale electronic components
09/28/98    05/14/99    Enterprise Federal Bancorp,OH    Bank holding company
09/25/98    04/01/99    Youth Services International     Provide youth rehabilitation services
09/23/98    02/25/99    Ryerson Tull Inc                 Wholesale steel
09/23/98    12/17/98    J&L Specialty Steel Inc          Manufacture steel,steel products
09/22/98    03/31/99    Raritan Bancorp                  Savings & loan holding company
09/11/98    06/22/99    Broughton Foods Co               Produce dairy products
09/09/98    05/03/99    Calumet Bancorp Inc              Commercial bank holding company
09/08/98    12/15/98    PEC Israel Economic Corp         Investment firm
09/04/98    12/01/98    Monocacy Bancshares Inc          Commercial bank
09/03/98    01/21/99    Gryphon Holdings Inc             Insurance company; holding company
09/03/98    03/19/99    Cross-Continent Auto Retailers   Wholesale,retail motor vehicles
08/28/98    06/10/99    CCAIR Inc                        Passenger airlines;courier services
08/26/98    01/08/99    Toastmaster Inc                  Manufacture electric consumer applications
08/17/98    01/00/00    Westco Bancorp Inc,IL            Federal savings institution
08/13/98    12/03/98    Clearview Cinema Group Inc       Own and operate movie theaters
08/10/98    03/26/99    Scott & Stringfellow Financial   Securities brokerage holding company
08/04/98    12/31/98    InControl Inc                    Manufacture heart implants
08/03/98    11/17/98    Freeport-McMoRan Sulphur Inc     Sulphur mining company
07/28/98    09/10/98    CyberMedia Inc                   Develop,wholesale support software products
07/24/98    12/23/98    Information Storage Devices      Manufacture voice recorded circuits
07/23/98    10/08/98    Innova Corp                      Manufacture millimeter wave radios
07/21/98    09/29/98    Globalink Inc                    Provide computer programming services


                                                           % PREMIUM PRIOR TO ANNOUNCEMENT
 DATE          DATE                                       ----------------------------------
ANNOUNCED   EFFECTIVE   ACQUIROR NAME                       1 DAY      1 WEEK      4 WEEKS
---------   ---------   --------------------------------  ----------  ----------  ----------
11/18/98    05/14/99    First American Financial Corp        100.64%     159.16%     273.18%
11/16/98    06/30/99    Temple-Inland Inc,Diboll,Texas         8.82       10.45       39.62
11/11/98    05/20/99    Webster Finl Corp,Waterbury,CT        21.05       27.10       26.31
11/11/98    03/25/99    Eltrax Systems Inc                   159.58      149.60      260.53
11/10/98    12/16/98    Roanoke Electric Steel                75.51      100.00       79.17
11/10/98    12/22/98    Select Medical Corp                   54.00       60.42       92.50
11/10/98    02/17/99    American Express Co                    9.24       28.43      137.60
11/09/98    12/22/98    Stonington Partners Inc               13.46       33.76       31.09
11/02/98    12/10/98    Danone Group                          34.19      100.00      160.00
10/28/98    03/22/99    Lumonics Inc                          49.54       80.33       39.35
10/28/98    03/29/99    Centura Banks Inc,NC                  27.79       56.07       68.50
10/22/98    03/17/99    Eclipse Surgical Technologies        167.62      155.46      134.17
10/21/98    03/31/99    Southwest Bancorporation,TX           14.47       14.47        7.41
10/19/98    03/11/99    SkyePharma PLC                        43.20       50.74       30.18
10/16/98    02/12/99    Affiliated Computer Services          17.15       16.92       15.15
10/16/98    12/15/98    Affiliated Computer Services          17.15       16.92       15.15
10/15/98    04/01/99    Kearny Federal Savings Bank           31.51       65.52       37.14
10/14/98    03/30/99    Symantec Corp                         28.00       66.40       28.00
10/13/98    12/31/98    Platinum Software Corp                23.72       54.20       23.72
10/07/98    12/30/98    Western Bancorp,California             7.73       -1.25        -.42
10/06/98    03/17/99    CDnow Inc                             50.72      -10.51      -18.18
10/01/98    01/07/99    Arrow Electronics Inc                 52.73       68.00      127.03
09/28/98    05/14/99    Fifth Third Bancorp,OH                51.63       49.68       74.37
09/25/98    04/01/99    Correctional Services Corp              .90      -14.76      -43.82
09/23/98    02/25/99    Inland Steel Industries Inc           -8.50      -11.60      -40.78
09/23/98    12/17/98    Usinor SA                            100.00      112.50       37.84
09/22/98    03/31/99    United National Bancorp,NJ            16.46       52.20       31.67
09/11/98    06/22/99    Suiza Foods Corp                      -4.35       -2.94       -2.94
09/09/98    05/03/99    FBOP Corp,Oak Park,Illinois           18.52       19.63        3.23
09/08/98    12/15/98    Investor Group                        31.51       28.00       23.71
09/04/98    12/01/98    F&M Bancorp,Frederick,MD              43.53       39.18       43.53
09/03/98    01/21/99    Markel Corp                           33.33       49.02       20.64
09/03/98    03/19/99    Republic Industries Inc               66.21       67.84       55.64
08/28/98    06/10/99    Mesa Air Group Inc                     2.35        2.35       -7.20
08/26/98    01/08/99    Salton/Maxim Housewares Inc            3.70       21.74       36.59
08/17/98    01/00/00    MAF Bancorp,Clarendon Hills,IL        14.31        8.30        6.43
08/13/98    12/03/98    Cablevision Systems Corp              10.23       10.23        7.78
08/10/98    03/26/99    BB&T Corp,Winston-Salem,NC            19.78       28.74       35.05
08/04/98    12/31/98    Guidant Corp                          21.52       50.00      118.18
08/03/98    11/17/98    McMoRan Oil & Gas Co                  14.94        6.38        4.17
07/28/98    09/10/98    Network Associates Inc                25.62       38.18      117.14
07/24/98    12/23/98    Windbond Electronic Corp              46.34       36.36       44.58
07/23/98    10/08/98    Digital Microwave Corp                16.17       36.50       30.00
07/21/98    09/29/98    Lernout & Hauspie Speech              21.08       -6.67       40.00

Robinson-Humphrey


                                PROJECT PALMETTO
    ANALYSIS OF PREMIUMS PAID IN SELECTED MERGER AND ACQUISITION TRANSACTIONS
                             ($50MM TO $150MM) [1]
              DATE ANNOUNCED: JANUARY 1, 1998 - SEPTEMBER 29, 1999

--------------------------------------------------------------------------------

 DATE          DATE
ANNOUNCED   EFFECTIVE   TARGET NAME                      TARGET BUSINESS DESCRIPTION
---------   ---------   -------------------------------  ----------------------------------------------
07/20/98    01/21/99    Financial Bancorp Inc            Savings and loan
07/20/98    10/01/98    US SerVis Inc                    Develop,design,wholesale software
07/19/98    07/19/98    Transatlantic Holdings Inc       Fire, marine, casualty insurance
07/14/98    10/26/98    New West Eyeworks Inc            Own,operate eyeglass stores
07/14/98    09/18/98    DEP Corp                         Manufacture personal care products
07/13/98    03/08/99    AVECOR Cardiovascular Inc        Manufacture,wholesale medical devices
07/06/98    12/23/98    Peoples Telephone Co Inc         Own,operate public pay telephones
07/02/98    01/31/99    First Mutual Bancorp,Illinois    Provide business credit services
07/01/98    07/01/98    Sotheby's Holdings Inc           Provide auctioning, RE services
06/25/98    01/04/99    1st Bancorp,Vincennes,Indiana    Bank holding company
06/22/98    10/02/98    GT Bicycles Inc                  Manufacture,wholesale bicycles
06/15/98    08/27/98    FTP Software Inc                 Holding company
06/15/98    07/28/98    Spartech Corp                    Manufacture plastic products
06/04/98    07/20/98    Pollo Tropical Inc               Own and operate restaurants
06/04/98    11/13/98    Allied Life Financial Corp       Insurance company; holding company
06/02/98    12/16/98    Home Bancorp of Elgin,Elgin,IL   Savings and loan
06/02/98    07/08/98    Sigma Circuits Inc               Manufacture printed circuit boards
06/02/98    10/08/98    RF Power Products                Manufacture,wholesale RF power delivery systems
06/01/98    08/28/98    PST Vans Inc                     Trucking company
05/29/98    08/17/98    Arch Petroleum Inc               Oil,gas mining
05/29/98    10/19/98    Wayne Bancorp Inc,Wayne,NJ       Bank holding company
05/29/98    10/20/98    Emerging Communications Inc      Provide local telephone services
05/28/98    05/28/98    MedImmune Inc                    Manufacture therapeutics, vaccines
05/28/98    07/07/98    Donnelley Enterprise Solutions   Provide info management services
05/22/98    07/22/98    Pete's Brewing Co                Produce beer
05/20/98    10/22/98    National Gas & Oil Co            Gas utility; gas exploration and products
05/12/98    08/24/98    Virus Research Institute Inc     Manufacture biological products
05/08/98    06/15/98    Authentic Specialty Foods Inc    Wholesale,Manufacture Mexican foods
05/07/98    07/31/98    Innovative Tech Systems Inc      Develop facilities management software
05/05/98    09/25/98    Allied Digital Technologies Co   Manufacture multi media software products
05/04/98    03/16/99    Marquee Group Inc                Provide professional management services
05/04/98    06/10/98    Farah Inc                        Manufacture, ret family apparel
04/27/98    07/27/98    CorporateFamily Solutions Inc    Provide child day care services
04/22/98    06/29/98    AccelGraphics Inc                Manufacture graphics accelerators
04/16/98    09/28/98    Award Software International     Develop software
04/15/98    05/29/98    Simulation Sciences Inc          Develop simulation software
04/14/98    08/31/98    ComSouth Bankshares Inc          Commercial bank
04/03/98    07/21/98    Bertucci's Inc                   Own and operate restaurants
03/30/98    05/11/98    Children's Discovery Centers     Operate child care centers
03/27/98    07/01/98    Grand Prix Assoc Of Long Beach   Own,operate motorsport facilities
03/26/98    07/31/98    Whitehall Corp                   Manufacture electronic components
03/23/98    06/30/98    Ultra Pac Inc                    Manufacture packaging material

                                                             % PREMIUM PRIOR TO ANNOUNCEMENT
 DATE          DATE                                         ----------------------------------
ANNOUNCED   EFFECTIVE     ACQUIROR NAME                       1 DAY      1 WEEK      4 WEEKS
---------   ---------     --------------------------------  ----------  ----------  ----------
07/20/98    01/21/99      Dime Community Bancorp Inc,NY         24.25%      20.49%      34.78%
07/20/98    10/01/98      HBO & Co                             151.62       85.98      151.62
07/19/98    07/19/98      American International Group          -3.71        -.86        6.08
07/14/98    10/26/98      National Vision Associates Ltd        23.81       33.33       30.00
07/14/98    09/18/98      Henkel KGaA                           31.25       95.35       78.72
07/13/98    03/08/99      Medtronic Inc                         31.65       76.27      114.43
07/06/98    12/23/98      Davel Communications Group Inc        87.52       80.31      118.05
07/02/98    01/31/99      Union Planters Corp,Memphis,TN         5.71        4.23        9.63
07/01/98    07/01/98      Investor Group                          .56       -1.10        1.12
06/25/98    01/04/99      German American Bancorp,IN            59.19       69.10       69.80
06/22/98    10/02/98      Schwinn Holdings Corp                 68.42       77.78       36.17
06/15/98    08/27/98      NetManage Inc                         14.05        -.01      -23.97
06/15/98    07/28/98      Vita International Ltd                -6.08       -1.73        2.10
06/04/98    07/20/98      Carrols Corp                          10.00        7.32       18.12
06/04/98    11/13/98      Nationwide Mutual Insurance Co         4.35       13.74       26.32
06/02/98    12/16/98      State Financial Services Corp         11.26       11.26        8.87
06/02/98    07/08/98      Tyco International Ltd                13.51       24.44       20.00
06/02/98    10/08/98      Advanced Energy Industries            15.61       49.33       74.83
06/01/98    08/28/98      US Xpress Enterprises Inc             32.80       35.82       10.67
05/29/98    08/17/98      Pogo Producing Co                       .13        5.47       -3.53
05/29/98    10/19/98      Valley National Bancorp,NJ            40.31       43.23       49.46
05/29/98    10/20/98      Innovative Communication Co           46.43       42.61       54.72
05/28/98    05/28/98      BB Biotech AG                         15.81       13.48        7.30
05/28/98    07/07/98      Bowne & Co Inc                        60.77       61.54       83.61
05/22/98    07/22/98      Gambrinus Co                           6.25       39.73       42.66
05/20/98    10/22/98      Licking Rural Electrification          6.67       18.18       26.06
05/12/98    08/24/98      T Cell Sciences Inc                   91.64       75.67       81.72
05/08/98    06/15/98      Agrobios(Desc SA de CV)                6.25       13.33       37.37
05/07/98    07/31/98      Peregrine Systems Inc                  8.04       10.88       25.78
05/05/98    09/25/98      Investor Group                        14.29       14.29       37.93
05/04/98    03/16/99      SFX Entertainment Inc                -29.08      -26.04      -12.25
05/04/98    06/10/98      Tropical Sportswear Intl Corp         33.33       44.00       39.81
04/27/98    07/27/98      Bright Horizons Holdings Inc         -21.36      -22.33       -7.55
04/22/98    06/29/98      Evans & Sutherland Computer           13.58       22.67       21.05
04/16/98    09/28/98      Phoenix Technologies Ltd              12.83       21.34       53.12
04/15/98    05/29/98      Siebe PLC                             24.03       16.79       11.11
04/14/98    08/31/98      Anchor Financial Corp                  9.32       17.86       20.00
04/03/98    07/21/98      NE Restaurant Co Inc                  35.48       35.48       35.48
03/30/98    05/11/98      Knowledge Beginnings Inc              20.99       16.67       25.64
03/27/98    07/01/98      Dover Downs Entertainment Inc         11.81       22.06       21.55
03/26/98    07/31/98      Aviation Sales Co                      2.57       -2.95        9.08
03/23/98    06/30/98      Ivex Packaging Corp                  131.78      129.63      123.42

Robinson-Humphrey


                                PROJECT PALMETTO
    ANALYSIS OF PREMIUMS PAID IN SELECTED MERGER AND ACQUISITION TRANSACTIONS
                             ($50MM TO $150MM) [1]
              DATE ANNOUNCED: JANUARY 1, 1998 - SEPTEMBER 29, 1999

--------------------------------------------------------------------------------

 DATE          DATE
ANNOUNCED   EFFECTIVE   TARGET NAME                      TARGET BUSINESS DESCRIPTION
---------   ---------   -------------------------------  ----------------------------------------------
03/18/98    04/23/98    NetSpeak Corp                    Provide Internet telephony services
03/17/98    05/27/98    ForeFront Group Inc              Develop software
03/16/98    10/30/98    Norwood Promotional Products     Manufacture hats,promotional prods
03/11/98    05/15/98    Grist Mill                       Granola bars, natural cereal
03/10/98    06/05/98    Portec Inc                       Manufacture railroad track components
03/10/98    06/19/98    Corcom Inc                       Manufacture radio filters
03/09/98    04/30/98    3-D Geophysical Inc              Provide oil,gas field exploration
03/06/98    04/30/98    Proxima Corp                     Manufacture PC liquid crystal display products
03/05/98    05/20/98    XLConnect Solutions Inc          Provide integrated system design services
03/02/98    04/30/98    Signature Brands USA Inc         Manufacture,wholesale consumer housewares
03/02/98    04/30/98    First Alert Inc                  Manufacture fire and burglar alarms
02/25/98    07/21/98    Environment/One Corp             Manufacture pressure sewer systems
02/25/98    09/30/98    FAC Realty Trust Inc             REIT;own,operate shopping centers
02/23/98    06/26/98    CompScript Inc                   Provide pharmaceutical management services
02/18/98    02/17/98    Seacor Smit Inc                  Water transportation services
02/18/98    10/02/98    Fed One Bancorp,Wheeling,WV      Bank holding company
02/18/98    11/25/98    National Income Realty Trust     Real estate investment trust
02/18/98    06/27/98    Republic Automotive Parts Inc    Manufacture,wholesale automotive parts
02/11/98    06/05/98    EarthLink Network Inc            Provide Internet services
02/09/98    06/18/98    American Waste Services          Provide waste management services
02/04/98    03/15/99    Spice Entertainment Cos Inc      Provide adult entertainment services
02/04/98    06/09/98    TresCom International Inc        Provide communications services
02/02/98    12/03/98    Sandwich Bancorp,Sandwich,MA     Bank holding company
01/29/98    06/05/98    Monroc Inc                       Manufacture,wholesale concrete,sand,gravel
01/26/98    09/14/98    Ambassador Bk of Commonwealth    Commercial bank
01/26/98    05/06/98    TransAmerican Waste Industries   Provide waste management services
01/23/98    01/23/98    Amerada Hess Corp                Oil and gas exploration,prodn
01/22/98    09/29/98    BT Office Products Intl Inc      Wholesale office stationary,supplies
01/20/98    04/16/98    NACT Telecommunications(GST)     Provide telephone communication services
01/20/98    10/05/98    Buttrey Food and Drug Stores     Own,operate supermarkets,drug store
01/14/98    06/02/98    Meridian Point Realty Trust      Real estate investment trust
01/08/98    01/30/98    Rayonier Timberlands LP          Own,operate tracts
01/06/98    04/01/98    Schult Homes Corp                Manufacture mobile homes

                                                           % PREMIUM PRIOR TO ANNOUNCEMENT
 DATE          DATE                                       ----------------------------------
ANNOUNCED   EFFECTIVE   ACQUIROR NAME                       1 DAY      1 WEEK      4 WEEKS
---------   ---------   --------------------------------  ----------  ----------  ----------
03/18/98    04/23/98    Motorola Inc                          11.37%      16.22%      35.59%
03/17/98    05/27/98    CBT Group PLC                         17.27       29.36       48.50
03/16/98    10/30/98    FPK LLC                               19.14       19.14       23.58
03/11/98    05/15/98    International Home Foods Inc          18.37       21.47       47.77
03/10/98    06/05/98    J Richard Industries Inc               8.48       13.78       10.35
03/10/98    06/19/98    Communications Instruments Inc        33.33       31.65       36.84
03/09/98    04/30/98    Western Atlas Inc                      8.73       16.09       24.52
03/06/98    04/30/98    ASK AS                                31.34       25.71       23.94
03/05/98    05/20/98    Xerox Corp                           -11.11       15.11       22.14
03/02/98    04/30/98    Sunbeam Corp                          57.14       60.98      106.25
03/02/98    04/30/98    Sunbeam Corp                          68.00       90.91      110.00
02/25/98    07/21/98    Precision Castparts Corp              17.31       22.00       27.08
02/25/98    09/30/98    Prometheus Southeast Retail            7.04       21.60       29.92
02/23/98    06/26/98    Omnicare Inc                          26.56       67.24       52.70
02/18/98    02/17/98    Investor Group                         3.50        2.76       -4.79
02/18/98    10/02/98    United Bankshares Inc,WV               8.86       22.07       10.51
02/18/98    11/25/98    Tarragon Realty Investors             22.92       17.89       20.12
02/18/98    06/27/98    Keystone Automotive Inds Inc          33.03       33.33       28.57
02/11/98    06/05/98    Sprint Corp                           16.51       40.08       57.90
02/09/98    06/18/98    USA Waste Services Inc               100.00      156.00      166.67
02/04/98    03/15/99    Playboy Enterprises Intl Inc          17.61       17.61       42.81
02/04/98    06/09/98    Primus Telecommunications             25.17       30.86       51.52
02/02/98    12/03/98    CompassBank,New Bedford,MA            47.13       48.84       48.84
01/29/98    06/05/98    US Aggregates Inc                      5.07       10.46        6.37
01/26/98    09/14/98    Fulton Finl Corp,Lancaster,PA         26.26       28.59       27.41
01/26/98    05/06/98    USA Waste Services Inc                51.42       36.57       78.59
01/23/98    01/23/98    Drakes Office Systems Ltd              4.49        3.51        8.32
01/22/98    09/29/98    Buhrmann NV                           32.53       78.86       78.86
01/20/98    04/16/98    World Access Inc                      12.00       12.45       16.67
01/20/98    10/05/98    Albertson's Inc                       44.19       44.19       47.62
01/14/98    06/02/98    EastGroup Properties                  38.78       65.85       88.89
01/08/98    01/30/98    Rayonier Inc                          11.23       25.30       17.51
01/06/98    04/01/98    Oakwood Homes Corp                     1.12       10.43       19.21

                       ---------------------------------------------------------------------
                        AVERAGE                               31.19%      38.30%      46.71%
                        MEDIAN                                25.17%      31.65%      37.37%
                       ---------------------------------------------------------------------


------------------------
Source:  Securities Data Corporation

[1] Merger and acquisition transactions announced since 01/01/98 with total transaction value greater than $50 million and less than $150 million. Transactions announced prior to 01/01/99 which were not effective as of 09/29/99 have been omitted.

Robinson-Humphrey


                                PROJECT PALMETTO

    SELECTED M&A TRANSACTION PREMIUMS FOR DEALS BETWEEN $50 AND $150 MILLION
--------------------------------------------------------------------------------
                    (DOLLARS IN THOUSANDS EXCEPT SHARE PRICE)



                                                          AVERAGE PREMIUM   AVERAGE PREMIUM   AVERAGE PREMIUM   IMPLIED    EQUITY
                                               PALMETTO     1 DAY PRIOR       1 WEEK PRIOR    4 WEEKS PRIOR     EQUITY    VALUE PER
     VALUATION PARAMETER                         VALUE    TO ANNOUNCEMENT   TO ANNOUNCEMENT   TO ANNOUNCEMENT    VALUE    SHARE [2]
     -------------------                         -----    ---------------   ---------------   ---------------    -----    ---------
Stock Price 1 Day Prior to Announcement[1]       $5.13         31.2 %                                           $49,505     $6.72

Stock Price 1 Week Prior to Announcement[1]      $5.50                            38.3 %                        $56,008     $7.61

Stock Price 4 Weeks  Prior to Announcement[1]    $5.81                                               46.7 %     $62,787     $8.53

                                                                                               -----------------------------------
                                                                                                 AVERAGE        $56,100     $7.62
                                                                                               -----------------------------------

-------------------------------
[1] Assumes announcement date of  09/30/99.
[2] Based on 7,363,026 diluted shares outstanding as of September 15, 1999.

ROBINSON-HUMPHREY



                                PROJECT PALMETTO
                    DISTRIBUTION OF M&A PREMIUMS OFFERED [1]
                                   1991 - 1998



                                               OVER 20%                   OVER 40%                   OVER 60%
   YEAR            UNDER 20%                 THROUGH 40%                THROUGH 60%                THROUGH 80%
   ----     -----------------------    -----------------------  -------------------------   ------------------------
            # OF DEALS   % OF TOTAL    # OF DEALS   % OF TOTAL    # OF DEALS   % OF TOTAL    # OF DEALS   % OF TOTAL
            ----------   ----------    ----------   ----------    ----------   ----------    ----------   ----------
   1991          50        36.5%            42        30.7%            28        20.4%             7         5.1%
   1992          42        29.6%            42        29.6%            21        14.8%            19        13.4%
   1993          47        27.2%            63        36.4%            34        19.7%            14         8.1%
   1994          66        25.4%            89        34.2%            52        20.0%            28        10.8%
   1995         106        32.7%           108        33.3%            55        17.0%            22         6.8%
   1996         136        35.7%           117        30.7%            70        18.4%            34         8.9%
   1997         171        35.1%           169        34.7%            84        17.2%            35         7.2%
   1998         175        34.2%           156        30.5%            83        16.2%            46         9.0%


                OVER 80%
  YEAR        THROUGH 100%                OVER 100%                TOTAL
  ----   -----------------------    -----------------------   ----------------
         # OF DEALS   % OF TOTAL    # OF DEALS   % OF TOTAL
         ----------   ----------    ----------   ----------
   1991       4            2.9%           6           4.4%      137      100.0%
   1992      14            9.9%           4           2.8%      142      100.0%
   1993       9            5.2%           6           3.5%      173      100.0%
   1994       7            2.7%          18           6.9%      260      100.0%
   1995       6            1.9%          27           8.3%      324      100.0%
   1996      10            2.6%          14           3.7%      381      100.0%
   1997      15            3.1%          13           2.7%      487      100.0%
   1998      17            3.3%          35           6.8%      512      100.0%



-----------------------------
[1] Only includes transactions with a publicly disclosed purchase price. All statistics are based on the stock closing price one day prior to announcement.
Source: Mergerstat Review

Robinson-Humphrey

                                PROJECT PALMETTO
                          M&A Premiums by Deal Size[1]
                                   1992-1998


I. Median Percent Premium Offered

Purchase Price:                  1992   (Base)   1993   (Base)   1994   (Base)    1995   (Base)   1996    (Base)
---------------                  -------------   -------------  --------------    -------------   --------------
$25.0 million or less            33.3%   (35)    32.3%   (38)   42.9%    (45)     42.9%    (53)    32.2%    (39)
$25.0 through $50.0 million      21.6%   (30)    36.7%   (28)   33.9%    (36)     24.4%    (53)    26.4%    (56)
$50.0 through $100.0 million     32.3%   (22)    31.5%   (31)   27.8%    (53)     35.4%    (44)    27.3%    (68)
$100.0 million or more           39.0%   (55)    32.0%   (76)   35.8%   (126)     29.0%   (174)    26.6%   (218)

100% Cash Consideration          29.6%   (35)    32.5%   (46)   36.8%    (59)     28.4%    (91)    26.7%   (115)


Purchase Price:                  1997   (Base)   1998   (Base)
---------------                  -------------   -------------
$25.0 million or less            36.9%   (52)    39.8%   (55)
$25.0 through $50.0 million      22.4%   (40)    34.7%   (54)
$50.0 through $100.0 million     26.6%   (63)    38.5%   (79)
$100.0 million or more           27.6%  (332)    27.5%  (323)

100% Cash Consideration          25.8%  (191)    30.1%  (213)

---------------
[1] Only includes transactions with a publicly disclosed purchase price. All statistics are based on the stock closing price one day prior to announcement.

Source: Mergerstat Review

Robinson-Humphrey


                                PROJECT PALMETTO
             Summary of Recent Merger and Acquisition Activity [1]
                             (Dollars in Millions)


                                         1992       1993        1994        1995        1996         1997         1998      AVERAGE
                                       -------    --------    --------    --------    --------     --------    ----------   -------
All Industries:
---------------
Total Number of Net Acquisition
   Announcements                         2,574       2,663       2,997       3,510       5,848        7,800         7,809
Total Dollar Value Paid [1]            $96,688    $176,400    $226,671    $356,016    $494,962     $657,063    $1,191,861
                                       -------    --------    --------    --------    --------     --------    ----------

Average Premium Paid Over Market         41.0%       38.7%       41.9%       44.7%       36.6%        35.7%         40.7%     39.9%
Median Premium Paid Over Market          34.7%       33.0%       35.0%       29.2%       27.3%        27.5%         30.1%     31.0%


                                         1992       1993        1994        1995        1996         1997         1998      AVERAGE
                                       -------    --------    --------    --------    --------     --------    ----------   -------
Textiles:
---------
Total Number of Net Acquisition
   Announcements                            18          32          22          25          27           33            26
Total Dollar Value Paid [1]               $467      $1,244        $484        $538        $886       $2,717        $3,909

Average Premium Paid Over Market         31.0%        2.8%          NA       24.4%       21.2%         8.8%         22.2%     18.4%


------------
[1] Only includes transactions with a publicly disclosed purchase price. All statistics are based on the stock closing price one day prior to announcement.
Source: Mergerstat Review

ROBINSON-HUMPHREY



                                PROJECT PALMETTO
           IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PREMIUMS FROM
                          M&A TRANSACTIONS IN GENERAL
--------------------------------------------------------------------------------
                    (DOLLARS IN THOUSANDS EXCEPT SHARE PRICE)


                                                             1992-98 AVERAGE VALUE
                                                             ---------------------                    IMPLIED
                                                                  PREMIUM 1            IMPLIED         EQUITY
                                                  PALMETTO        DAY PRIOR            EQUITY         VALUE PER
               VALUATION PARAMETER                 VALUE       TO ANNOUNCEMENT          VALUE         SHARE [2]
--------------------------------------------      --------     ---------------         ------         ---------
Stock Price 1 Day Prior to Announcement [1]        $5.13            39.9%               $52,792         $7.17



                                                             1992-98 MEDIAN VALUE
                                                             --------------------                     IMPLIED
                                                                  PREMIUM 1            IMPLIED         EQUITY
                                                  PALMETTO        DAY PRIOR            EQUITY         VALUE PER
              VALUATION PARAMETER                  VALUE       TO ANNOUNCEMENT          VALUE         SHARE [2]
--------------------------------------------      --------     ---------------         ------         ---------
Stock Price 1 Day Prior to Announcement [1]        $5.13            31.0%               $49,423         $6.71



-----------------------------------
[1] Assumes announcement date of 09/30/99.
[2] Based on 7,363,026 diluted shares outstanding as of September 15, 1999.

ROBINSON-HUMPHREY




                                PROJECT PALMETTO
           IMPLIED VALUATION ANALYSIS UTILIZING SELECTED PREMIUMS FROM
                            TEXTILE M&A TRANSACTIONS
--------------------------------------------------------------------------------
                    (DOLLARS IN THOUSANDS EXCEPT SHARE PRICE)


                                                                1992-98 AVERAGE VALUE
                                                                ---------------------                     IMPLIED
                                                                      PREMIUM 1            IMPLIED         EQUITY
                                                     PALMETTO         DAY PRIOR            EQUITY         VALUE PER
            VALUATION PARAMETER                       VALUE        TO ANNOUNCEMENT          VALUE         SHARE [2]
--------------------------------------------        ----------     ---------------         -------        ---------
Stock Price 1 Day Prior to Announcement [1]            $5.13             18.4%             $44,679          $6.07



-------------------------------
[1] Assumes announcement date of 09/30/99.
[2] Based on 7,363,026 diluted shares outstanding as of September 15, 1999.

Robinson-Humphrey

                                        PROJECT PALMETTO
                                  DISCOUNTED CASH FLOW ANALYSIS
                                     (DOLLARS IN THOUSANDS)


                                                                             Projected Years Ending June, [1]
                                                                    ----------------------------------------------------
PROJECTED CASH FLOWS                                        1999      2000        2001       2002      2003       2004
------------------------------------------------------------------  ----------------------------------------------------
Net Sales                                                 $119,660  $119,500    $125,525   $131,000  $136,714   $142,677

    Cost of Goods Sold                                      72,377    69,100      71,627     74,080    78,125     81,533
                                                         ---------  ----------------------------------------------------

Gross Profit                                                47,283    50,400      53,898     56,920    58,588     61,144

    Operating Expenses                                      30,165    29,350      30,400     31,700    33,257     34,707

EBITDA                                                      17,118    21,050      23,498     25,220    25,332     26,436
    % of Net Sales                                            14.3%     17.6%       18.7%      19.3%     18.5%      18.5%

    Depreciation and Amortization Expense                    3,994     4,000       4,000      4,000     4,000      4,000
                                                         ---------  ----------------------------------------------------

Operating Income                                            13,124    17,050      19,498     21,220    21,332     22,436
    % of Net Sales                                            11.0%     14.3%       15.5%      16.2%     15.6%      15.7%

Other Non-Operating Expense                                      0         0           0          0         0          0
                                                         ---------  ----------------------------------------------------

Earnings Before Interest and Taxes                         $13,124   $17,050     $19,498    $21,220   $21,332    $22,436
    Effective Tax Rate                                        39.0%     39.0%       39.0%      39.0%     39.0%      39.0%
                                                         ---------  ----------------------------------------------------

CASH SOURCES
    Earnings Before Interest and After Tax                  $8,006   $10,401     $11,894    $12,944   $13,012    $13,686
    Depreciation and Amortization Expense                    3,994     4,000       4,000      4,000     4,000      4,000
    Amortization of Intangibles (Transaction Costs)              0         0           0          0         0          0
    Other Cash Sources                                           0         0           0          0         0          0
                                                         ---------  ----------------------------------------------------

TOTAL SOURCES                                              $12,000   $14,401     $15,894    $16,944   $17,012    $17,686
                                                         =========  ====================================================

CASH USES
    Capital Expenditures                                    $5,173    $5,700      $2,000     $2,000    $2,000     $2,000
    Increase (Decrease) in Current Assets Except Cash         (989)    1,698       1,000      1,000     2,499      2,770
    (Increase) Decrease in Current Liabilities Except
       Debt                                                  4,562       802        (500)      (300)     (730)      (834)
                                                         ---------  ----------------------------------------------------
              Increase (Decrease) in Working  Capital        3,573     2,500         500        700     1,769      1,935

TOTAL USES                                                  $8,746    $8,200      $2,500     $2,700    $3,769     $3,935
                                                         =========  ====================================================

------------------------------------------------------------------------------------------------------------------------
FREE CASH FLOW                                              $3,253    $6,201     $13,394    $14,244   $13,244    $13,751
------------------------------------------------------------------------------------------------------------------------


DISCOUNTED PRESENT VALUE OF EQUITY

                              PRESENT VALUE OF TERMINAL VALUE
                                AT YEAR 5 EBITDA MULTIPLES                          DISCOUNTED PRESENT VALUE OF EQUITY
   DISCOUNT  PRESENT VALUE OF -------------------------------         NET DEBT      ----------------------------------
     RATE    FREE CASH FLOW    4.0X       5.5X      7.0X        AT JULY 3, 1999[2]    4.0X        5.5X       7.0X
    ------------------------------------------------------------------------------------------------------------------
     14.0%     $40,343      $54,921     $75,517    $96,112          -  $40,622    =  $54,642     $ 75,357    $95,833
                                                                                                 --------
     16.0%     $38,286      $50,347     $69,227    $88,107          -  $40,622    =  $48,011     $ 66,891    $85,771
                                                                                                 --------
     18.0%     $36,385      $46,222     $63,556    $80,889          -  $40,622    =  $41,985     $ 59,319    $76,652
    ------------------------------------------------------------------------------------------------------------------

                                                                             DISCOUNTED PRESENT VALUE OF EQUITY/SHARE [3]
                                                                                   -----------------------------------
                                                                                        4.0X      5.5X       7.0X
                                                                                   -----------------------------------
                                                                                       $7.42     $10.22     $13.02
                                                                                                -------
                                                                                       $6.52      $9.08     $11.65
                                                                                                -------
                                                                                       $5.70      $8.06     $10.41
                                                                                   -----------------------------------

---------------------------
[1] Projections for 2000 through 2002 provided by the Company. Projections for 2003 through 2004 assume 4.4% revenue growth and margins equal to the average margins for fiscal 2000-2002.
[2] Net debt as of July 3, 1999.
[3] Based on 7,363,026 diluted shares outstanding as of September 15, 1999.

--------------------------------------------------------------------------------
PROJECT PALMETTO                                                       30-SEP-99
BASE CASE PROJECTIONS                                                    6:37 PM
($ IN THOUSANDS)                                                    SUMMARY PAGE

                                  LBO ANALYSIS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            SOURCES AND USES OF FUNDS
--------------------------------------------------------------------------------

                                                         % of       Interest/
SOURCES                                   Amount        Total       Div. Rate
-------                                   ------        -----       ---------
Excess Cash                               $1,671         1.5%          N/A%
Revolver Borrowings                       15,089        13.5%          8.7%
Senior Term Loan                          55,000        49.3%          9.0%
Other Debt                                     0         0.0%         12.0%
Subordinated Debt                         15,000        13.4%         12.0%
Seller Note                                    0         0.0%         12.0%
Other Debt                                     0         0.0%         12.0%
Management Common/Preferred                4,800         4.3%         12.0% [1]
Investor Common/Preferred                 20,000        17.9%         12.0% [1]
                                       -----------------------
TOTAL SOURCES                            111,560       100.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

USES
----
Purchase Price of Equity            $66,267
Refinance Existing Debt              42,293
Redeem Preferred Stock                    0
Transaction Costs                     3,000
Cap Ex Reserve                            0
                                ------------
TOTAL USES                         $111,560

EXCESS REVOLVER AVAILABILITY         $9,911

--------------------------------------------------------------------------------

                             PURCHASE PRICE ANALYSIS
--------------------------------------------------------------------------------

                                     1999      2000
                                     ----      ----
   Firm Value / EBITDA                6.3       5.1
   Firm Value / EBITA                 7.8       6.4
   Firm Value/ EBITDA-Cap Ex          9.1       6.9

--------------------------------------------------------------------------------

                         OWNERSHIP AND RETURNS ANALYSIS
--------------------------------------------------------------------------------

                                                           IRR @ EBITDA MULTIPLES OF
                                                      ------------------------------------
                                    OWNERSHIP              4.0X       5.5X        7.0X
                                    --------          ------------------------------------
Subordinated Debt                     10.0%                16.7%      20.0%       23.0%
Management [2]                        15.7%                19.4%      31.7%       40.5%
Investor Common/Preferred             65.3%                19.4%      31.7%       40.5%
Options                                9.0%                 NM         NM          NM

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            KEY OPERATING STATISTICS
--------------------------------------------------------------------------------

                                     HISTORICAL - JUNE,                             PROJECTED - JUNE,
                                 ------------------------------------------------------------------------------------------
                                  1997    1998[3]    1999         2000         2001        2002        2003        2004
                                 ------------------------------------------------------------------------------------------
Annual Sales Growth (%)            3.9%    70.9%     (4.7%)       (0.1%)        5.0%        4.4%        4.4%        4.4%
Gross Margin (%)                  37.9%    41.9%     39.5%        42.2%        42.9%       43.5%       42.9%       42.9%
EBITDA Margin (%)                 18.2%    15.0%     14.3%        18.0%        19.1%       19.6%       18.9%       18.9%
EBIT Margin (%)                   15.7%    11.8%     11.0%        14.3%        15.5%       16.2%       15.6%       15.8%
EBITDA/Total Interest               NA       NA       5.9x         2.6x         3.0x        3.5x        3.8x        4.3x
Senior Debt/(EBITDA-Cap Ex)         NA       NA       5.9x         4.5x         3.0x        2.5x        2.2x        1.9x
Total Debt/(EBITDA-Cap Ex)          NA       NA       7.1x         5.5x         3.7x        3.2x        2.9x        2.5x

--------------------------------------------------------------------------------

--------------------------------
[1]  Payable on Preferred only.
[2]  Includes common and preferred equity.
[3] Represents pro forma results for the acquisition of Simplicity as if it had occurred as of the beginning of fiscal 1998.

                                                               Robinson-Humphrey

--------------------------------------------------------------------------------
PROJECT PALMETTO                                                       30-SEP-99
BASE CASE PROJECTIONS                                                    6:37 PM
($ IN THOUSANDS)                                                          PAGE 1

                            INCOME STATEMENT SUMMARY
--------------------------------------------------------------------------------

                                   ----------------------------------   --------------------------------------------------------
                                       HISTORICAL YEAR ENDED JUNE,                    PROJECTED YEAR ENDING JUNE, [2]
                                   ----------------------------------   --------------------------------------------------------
                                         1997   1998 [1]        1999         2000        2001       2002       2003       2004
                                   ----------------------------------   --------------------------------------------------------
Net Sales                             $73,447   $125,518   $ 119,660    $ 119,500    $125,525   $131,000   $136,714   $142,677
     % Growth                             3.9%      70.9%       (4.7)%       (0.1)%       5.0%       4.4%       4.4%       4.4%

Cost of Goods Sold (excl. depr.)       45,624     72,960      72,377       69,100      71,627     74,080     78,125     81,533
                                   ---------------------------------------------------------------------------------------------
Gross Profit                           27,823     52,558      47,283       50,400      53,898     56,920     58,588     61,144
     % of Net Sales                      37.9%      41.9%       39.5%        42.2%       42.9%      43.5%      42.9%      42.9%

SG&A Expenses (excl. depr. & amort.)   14,462     33,712      30,165       28,906      29,956     31,256     32,771     34,201
     % of Net Sales                      19.7%      26.9%       25.2%        24.1%       23.9%      23.9%      24.0%      24.0%
                                   ---------------------------------------------------------------------------------------------
EBITDA                                 13,361     18,846      17,118       21,494      23,942     25,664     25,817     26,943
     % of Net Sales                      18.2%      15.0%       14.3%        18.0%       19.1%      19.6%      18.9%      18.9%

Depreciation                            1,760      3,301       3,278        3,300       3,300      3,300      3,300      3,300
                                   ---------------------------------------------------------------------------------------------
EBITA                                  11,601     15,545      13,840       18,194      20,642     22,364     22,517     23,643

Amortization                               83        721         716        1,144       1,144      1,144      1,144      1,144
                                   ---------------------------------------------------------------------------------------------
EBIT                                   11,518     14,824      13,124       17,050      19,498     21,220     21,373     22,499
     % of Net Sales                      15.7%      11.8%       11.0%        14.3%       15.5%      16.2%      15.6%      15.8%

Other (Income)/Expense                      0          0           0            0           0          0          0          0
Net Interest Expense                      498      2,981       2,904        8,124       7,936      7,394      6,828      6,216
                                   ---------------------------------------------------------------------------------------------
Pre-Tax Income                         11,020     11,843      10,220        8,926      11,562     13,826     14,545     16,283

                                   ---------------------------------------------------------------------------------------------
Net Income Before Preferred Dividend                                      $ 4,999     $ 6,607    $ 7,988    $ 8,426     $9,486
                                                                     ===========================================================

Preferred Dividend Cash                                                     2,760       2,760      2,760      2,760      2,760
                                                                     -----------------------------------------------------------

Net Income                                                                $ 2,239     $ 3,847    $ 5,228    $ 5,666    $ 6,726
                                                                     ===========================================================

--------------------------
[1] Represents pro forma results for the acquisition of Simplicity as if it had occurred at the beginning of fiscal 1998.
[2] Projections for 2000 through 2002 provided by the Company. Projections for 2003 through 2004 assume 4.4% revenue growth and margins equal to the average margins for fiscal 2000-2002.

                                                               Robinson-Humphrey

--------------------------------------------------------------------------------
PROJECT PALMETTO                                                       30-SEP-99
BASE CASE PROJECTIONS                                                    6:37 PM
($ IN THOUSANDS)                                                          PAGE 2

                             PRO FORMA BALANCE SHEET
--------------------------------------------------------------------------------

                                               -------------------------------------------------------
                                                                 PURCHASE ADJUSTMENTS
                                                    ACTUAL     -------------------------    PRO FORMA
                                                   07/03/99     FINANCING    ACQUISITION     07/03/99
                                               -------------------------------------------------------
ASSETS
Cash & Cash Equivalents                            $   1,671    $ 109,889     $(111,560)     $       0
Accounts Receivable                                   22,009                                    22,009
Inventory                                             30,657                                    30,657
Prepaid Expenses                                       2,689                                     2,689
Other Current Assets                                   1,947                                     1,947
                                               -------------------------------------------------------
      Total Current Assets                         $  58,973    $ 109,889     $(111,560)     $  57,302

Net PP&E                                           $  32,085                                 $  32,085

Existing Goodwill & Other Intangibles                 20,740                    (20,740)             0
Capitalized Transaction Costs                              0                      3,000          3,000
Incremental Goodwill                                       0                     18,465         18,465
Other Long Term Assets                                 1,581                                     1,581
                                               -------------------------------------------------------
      Total Assets                                 $ 113,379    $ 109,889     $(110,835)     $ 112,433
                                               =======================================================

LIABILITIES & STOCKHOLDERS' EQUITY
Accounts Payable                                       5,314                                     5,314
Accrued Expenses                                      13,088                                    13,088
Other Current Liabilities                                  0                                         0
                                               -------------------------------------------------------
      Total Current Liabilities                    $  18,402    $       0                    $  18,402

Other Long Term Liabilities                            4,882                                     4,882

Existing Long Term Debt                            $  42,293                  $ (42,293)     $       0
Revolver Borrowings                                        0       15,089                       15,089
Senior Term Loan                                           0       55,000                       55,000
Subordinated Debt                                          0       15,000                       15,000
Seller Note                                                0            0                            0
                                               -------------------------------------------------------
      Total Liabilities                            $  65,577    $  85,089     $ (42,293)     $ 108,373

Preferred Stock                                            0       23,000                       23,000
Common Stock                                          47,802        1,800       (68,542)       (18,940)
                                               -------------------------------------------------------
      Total Liabilities & Stockholders' Equity     $ 113,379    $ 109,889     $(110,835)     $ 112,433
                                               =======================================================


                                                               Robinson-Humphrey

--------------------------------------------------------------------------------
PROJECT PALMETTO                                                       30-SEP-99
BASE CASE PROJECTIONS                                                    6:37 PM
($ IN THOUSANDS)                                                          PAGE 3

                                  BALANCE SHEET
--------------------------------------------------------------------------------

                                              -----------------------------------------------
                                                 HISTORICAL YEAR ENDED JUNE,
                                              --------------------------------   PRO FORMA
                                                  1997       1998       1999     07/03/99
                                              -----------------------------------------------
ASSETS
Cash & Cash Equivalents                          $   490   $  2,333   $  1,671   $       0
Accounts Receivable                               11,747     22,755     22,009      22,009
Inventory                                         25,340     30,358     30,657      30,657
Prepaid Expenses                                     427      3,781      2,689       2,689
Other Current Assets                                 626      1,397      1,947       1,947
                                              -----------------------------------------------
      Total Current Assets                       $38,629   $ 60,624   $ 58,973   $  57,302

Net PP&E                                         $16,563   $ 29,761   $ 32,085   $  32,085

Existing Goodwill & Other Intangibles                  0     20,367     20,740           0
Capitalized Transaction Costs                          0          0          0       3,000
Incremental Goodwill & Other Intangibles               0          0          0      18,465
Other Long Term Assets                             1,367      4,940      1,581       1,581
                                              -----------------------------------------------
      Total Assets                               $56,559   $115,692   $113,379   $ 112,433
                                               ==============================================

LIABILITIES & STOCKHOLDERS' EQUITY
Accounts Payable                                 $ 4,162   $  7,562   $  5,314   $   5,314
Accrued Expenses                                   2,880     15,402     13,088      13,088
Other Current Liabilities                              0          0          0           0
                                              -----------------------------------------------
      Total Current Liabilities                  $ 7,042   $ 22,964   $ 18,402   $  18,402

Other Long Term Liabilities                          535      5,468      4,882       4,882

Existing Long Term Debt                          $10,614   $ 45,170   $ 42,293   $       0
Revolver Borrowings                                    0          0          0      15,089
Senior Term Loan                                       0          0          0      55,000
Subordinated Debt                                      0          0          0      15,000
Seller Note                                            0          0          0           0
                                              -----------------------------------------------
      Total Debt                                 $10,614   $ 45,170   $ 42,293   $  85,869

Preferred Stock                                        0          0          0      23,000
Common Stock                                      38,368     42,090     47,802     (18,940)
                                              -----------------------------------------------
      Total Liabilities & Stockholders' Equity   $56,559   $115,692   $113,379   $ 112,433
                                               ==============================================


                                              -------------------------------------------------------------
                                                                PROJECTED YEAR ENDING JUNE,
                                               ------------------------------------------------------------
                                                 2000         2001         2002         2003        2004
                                              -------------------------------------------------------------
ASSETS
Cash & Cash Equivalents                        $       0    $       0    $       0    $       0    $      0
Accounts Receivable                               22,500       23,000       23,500       24,264      25,322
Inventory                                         32,000       32,500       33,000       34,538      36,045
Prepaid Expenses                                   2,500        2,500        2,500        2,609       2,723
Other Current Assets                               2,000        2,000        2,000        2,087       2,178
                                              -------------------------------------------------------------
      Total Current Assets                     $  59,000    $  60,000    $  61,000    $  63,499    $ 66,268

Net PP&E                                       $  34,485    $  33,185    $  31,885    $  30,585    $ 29,285

Existing Goodwill & Other Intangibles                  0            0            0            0           0
Capitalized Transaction Costs                      2,594        2,189        1,783        1,377         971
Incremental Goodwill & Other Intangibles          17,727       16,988       16,249       15,511      14,772
Other Long Term Assets                               700          700          700          700         700
                                              -------------------------------------------------------------
      Total Assets                             $ 114,506    $ 113,062    $ 111,617    $ 111,672    $111,997
                                              =============================================================

LIABILITIES & STOCKHOLDERS' EQUITY
Accounts Payable                               $   7,000    $   7,500    $   7,800    $   8,068    $  8,420
Accrued Expenses                                  10,600       10,600       10,600       11,062      11,545
Other Current Liabilities                              0            0            0            0           0
                                              -------------------------------------------------------------
      Total Current Liabilities                $  17,600    $  18,100    $  18,400    $  19,130    $ 19,964

Other Long Term Liabilities                        3,800        3,800        3,000        3,000       3,000

Existing Long Term Debt                        $       0    $       0    $       0    $       0    $      0
Revolver Borrowings                               16,807       18,873       20,558       22,073      22,695
Senior Term Loan                                  55,000       47,143       39,286       31,429      23,571
Subordinated Debt                                 15,000       15,000       15,000       15,000      15,000
Seller Note                                            0            0            0            0           0
                                              -------------------------------------------------------------
      Total Debt                               $  86,807    $  81,016    $  74,844    $  68,502    $ 61,267

Preferred Stock                                   23,000       23,000       23,000       23,000      23,000
Common Stock                                     (16,701)     (12,854)      (7,626)      (1,960)      4,766
                                              -------------------------------------------------------------
      Total Liabilities & Stockholders' Equity $ 114,506    $ 113,062    $ 111,617    $ 111,672    $111,997
                                              =============================================================



                                                               Robinson-Humphrey

--------------------------------------------------------------------------------
PROJECT PALMETTO                                                       30-SEP-99
BASE CASE PROJECTIONS                                                    6:37 PM
($ IN THOUSANDS)                                                          PAGE 4


                               CASH FLOW STATEMENT
--------------------------------------------------------------------------------

                                                           ------------------------------------------------------
                                                                         PROJECTED YEAR ENDING JUNE,
                                                           ------------------------------------------------------
                                                              2000       2001       2002       2003        2004
                                                           ------------------------------------------------------
CASH FLOWS FROM OPERATING/INVESTING ACTIVITIES
Net Income Before Preferred Dividend                         $ 4,999    $ 6,607    $ 7,988    $ 8,426    $  9,486
Items in Net Income Not Affecting Cash:
     Existing Depreciation                                     3,300      3,300      3,300      3,300       3,300
     Amortization of Transaction Costs                           406        406        406        406         406
     Amortization of Goodwill                                    739        739        739        739         739
     Change in Net Working Capital                            (2,500)      (500)      (700)    (1,769)     (1,935)
     (Increase)/Decrease in Other Long Term Assets               881          0          0          0           0

Cash Provided by (Used in) Operating/Investing Activities    $ 1,042    $ 8,551    $ 8,932    $ 9,102    $  9,995

-----------------------------------------------------------------------------------------------------------------
Net Cash Available for Debt Repayment (Required Borrowing)   $ 1,042    $ 8,551    $ 8,932    $ 9,102    $  9,995
-----------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings (Repayment) of Senior Term Loan                   $     0    $(7,857)   $(7,857)   $(7,857)   $ (7,857)
Additional Repayment of Senior Term Loan (Cash Flow Sweep)        --         --         --         --          --
Borrowings (Repayment) of Other Debt                               0          0          0          0           0
Borrowings (Repayment) of Subordinated Debt                        0          0          0
Borrowings (Repayment) of Seller Note                              0          0          0          0           0
Dividends on Preferred Stock                                  (2,760)    (2,760)    (2,760)    (2,760)     (2,760)
Revolver Borrowings Funding                                    1,718      2,066      1,685      1,515         622
                                                           ------------------------------------------------------
Net Cash Provided by (Used in) Financing Activities          $(1,042)   $(8,551)   $(8,932)   $(9,102)    $(9,995)

-----------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Cash                              $     0    $     0    $     0    $     0    $      0
-----------------------------------------------------------------------------------------------------------------

Cash, Beginning of Period                                          0          0          0          0           0
                                                           ======================================================
Cash, End of Period                                          $     0    $     0    $     0    $     0    $      0
                                                           ======================================================



                                                               Robinson-Humphrey

--------------------------------------------------------------------------------
PROJECT PALMETTO                                                       30-SEP-99
BASE CASE PROJECTIONS                                                    6:37 PM
($ IN THOUSANDS)                                                          PAGE 5

                  DEBT AMORTIZATION & INTEREST EXPENSE SCHEDULE
--------------------------------------------------------------------------------

                                      ---------------------------------------------------------
                                                      PROJECTED YEAR ENDING JUNE,
                                      ---------------------------------------------------------
                                         2000        2001        2002        2003        2004
                                      ---------------------------------------------------------
DEBT AMORTIZATION & INTEREST EXPENSE

Beginning of Period Balance            $ 15,089    $ 16,807    $ 18,873    $ 20,558    $ 22,073
  Borrowings/(Repayments)                 1,718       2,066       1,685       1,515         622
                                      ---------------------------------------------------------
End of Period Balance                  $ 16,807    $ 18,873    $ 26,558    $ 22,073    $ 22,695
Interest Expense                       $  1,387    $  1,552    $  1,715    $  1,854    $  1,947

SENIOR TERM LOAN
Beginning of Period Balance            $ 55,000    $ 55,000    $ 47,143    $ 39,286    $ 31,429
  Borrowings / Repayments                     0      (7,857)     (7,857)     (7,857)     (7,857)
  Repayment from Cash Sweep                   0           0           0           0           0
                                      ---------------------------------------------------------
End of Period Balance                  $ 55,000    $ 47,143    $ 39,286    $ 31,429    $ 23,571
Interest Expense                          4,936       4,584       3,878       3,173       2,468

OTHER DEBT
Beginning of Period Balance            $      0    $      0    $      0    $      0    $      0
  Borrowings / Repayments                     0           0           0           0           0
                                      ---------------------------------------------------------
End of Period Balance                  $      0    $      0    $      0    $      0    $      0
Interest Expense                       $      0    $      0    $      0    $      0    $      0

SUBORDINATED DEBT
  Borrowings / Repayments                     0           0           0           0           0
                                      ---------------------------------------------------------
End of Period Balance                  $ 15,000    $ 15,000    $ 15,000    $ 15,000    $ 15,000
Interest Expense                       $  1,800    $  1,800    $  1,800    $  1,800    $  1,800

-----------------------------------------------------------------------------------------------
Pro Forma Interest Expense             $  8,124    $  7,956    $  7,394    $  6,828    $  6,216
-----------------------------------------------------------------------------------------------

PREFERRED STOCK
Beginning of Period Balance            $ 23,000    $ 23,000    $ 23,000    $ 23,000    $ 23,000
Dividend Payment Cash                     2,760       2,760       2,760       2,760       2,760
  Borrowings / Repayments                     0           0           0           0           0
                                      ---------------------------------------------------------
End of Period Balance                  $ 23,000    $ 23,000    $ 23,000    $ 23,000    $ 23,000

                                                               Robinson-Humphrey

--------------------------------------------------------------------------------
PROJECT PALMETTO                                                       30-SEP-99
BASE CASE PROJECTIONS                                                    6:37 PM
($ IN THOUSANDS)                                                          PAGE 6

                      DEPRECIATION & AMORTIZATION SCHEDULE
--------------------------------------------------------------------------------

                                                            ---------------------------------------------------
                                                                         PROJECTED YEAR ENDING JUNE,
                                                            ---------------------------------------------------
                                           AMOUNT   YEARS     2000       2001       2002       2003       2004
                                           ------   -----   ---------------------------------------------------
TOTAL EXISTING DEPRECIATION                                  $3,300     $3,300     $3,300     $3,300     $3,300

GOODWILL AMORTIZATION
Pro Forma Goodwill                         18,465     25        739        739        739        739        739



Senior Debt                               $   900      7        129        129        129        129        129
Subordinated Debt                             300     15         20         20         20         20         20
Advisory                                    1,000      7        143        143        143        143        143
Lender                                        250      7         36         36         36         36         36
Legal/Accounting                              350      7         50         50         50         50         50
Other                                         200      7         29         29         29         29         29
                                          --------          ---------------------------------------------------
Total Transaction Costs                   $ 3,000            $  406     $  406     $  406     $  406     $  406

---------------------------------------------------------------------------------------------------------------
Pro Forma Depreciation & Amortization                        $4,444     $4,444     $4,444     $4,444     $4,444
---------------------------------------------------------------------------------------------------------------



                                                               Robinson-Humphrey

--------------------------------------------------------------------------------
PROJECT PALMETTO                                                       30-SEP-99
BASE CASE PROJECTIONS                                                    6:37 PM
($ IN THOUSANDS)                                                          PAGE 7

                            WORKING CAPITAL ANALYSIS
--------------------------------------------------------------------------------

                                      --------------------------------------------------------------------------------------
                                           HISTORICAL YEAR ENDED JUNE,                 PROJECTED YEAR ENDING JUNE,
                                      --------------------------------------------------------------------------------------
                                           1997       1998       1999       2000       2001       2002       2003       2004
                                      --------------------------------------------------------------------------------------
WORKING CAPITAL ANALYSIS
Average Receivable Days                      --       50.2       68.3       68.0       66.2       64.8       64.8       64.8
Average Inventory Days                       --      139.3      153.9      165.5      164.3      161.4      161.4      161.4
Other Current Assets (% of Net Sales)       0.9%       1.1%       1.6%       1.7%       1.6%       1.5%       1.5%       1.5%
Average Payable Days                         --       29.3       32.5       32.5       36.9       37.7       37.7       37.7
Other Current Liab. (% of Net Sales)        0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%       0.0%
Net Working Capital (% of Net Sales)       42.3%      28.1%      32.5%      34.6%      33.4%      32.5%      32.5%      32.5%

Accounts Receivable                     $11,747    $22,755    $22,009    $22,500    $23,000    $23,500    $24,264    $25,322
Inventory                                25,340     30,358     30,657     32,000     32,500     33,000     34,538     36,045
Prepaid Expenses                            427      3,781      2,689      2,500      2,500      2,500      2,609      2,723
Other Current Assets                        626      1,397      1,947      2,000      2,000      2,000      2,087      2,178
Accounts Payable                          4,162      7,562      5,314      7,000      7,500      7,800      8,068      8,420
Accrued Expenses                          2,880     15,402     13,088     10,600     10,600     10,600     11,062     11,545
Other Current Liabilities                    --         --         --         --         --         --         --         --
                                      --------------------------------------------------------------------------------------
   Total Working Capital                $31,098    $35,327    $38,900    $41,400    $41,900    $42,600    $44,369    $46,304
                                      ======================================================================================
Change in Working Capital                    --    $ 4,229    $ 3,573    $ 2,500    $   500    $   700    $ 1,769    $ 1,935
                                      ======================================================================================


                                      --------------------------------------------------------------------------------------
                                        EFFECTIVE                                     PROJECTED YEAR ENDING JUNE,
                                         ADVANCE             PRO FORMA   ---------------------------------------------------
                                           RATE               07/03/99     2000       2001       2002       2003       2004
                                      --------------------------------------------------------------------------------------
REVOLVER AVAILABILITY
Availability:

Accounts Receivable                        76.5%                         $17,213    $17,595    $17,978    $18,562    $19,372
Inventory                                  40.0%                          12,800     13,000     13,200     13,815     14,418
                                                            ----------------------------------------------------------------
                                                              $25,000    $30,013    $30,595    $31,178    $32,377    $33,790

----------------------------------------------------------------------------------------------------------------------------
Excess Revolver Availability                                  $ 9,911    $13,206    $11,722    $10,620    $10,304    $11,095
----------------------------------------------------------------------------------------------------------------------------



                                                               Robinson-Humphrey

--------------------------------------------------------------------------------
PROJECT PALMETTO                                                       30-SEP-99
BASE CASE PROJECTIONS                                                    6:37 PM
($ IN THOUSANDS)                                                          PAGE 8

                            FINANCIAL RATIO ANALYSIS
--------------------------------------------------------------------------------

                                                     ------------------------------------------------------------------
                                                                             PROJECTED YEAR ENDING JUNE,
                                                     ------------------------------------------------------------------
                                                              2000         2001         2002         2003        2004
                                                     ------------------------------------------------------------------
SUMMARY OF KEY LEVELS

EBIT                                                       $  17,050     $ 19,498     $ 21,220     $ 21,373     $22,499

EBITDA                                                        21,494       23,942       25,664       25,817      26,943
Increase (Decrease) in Working Capital                         2,500          500          700        1,769       1,935
Capital Expenditures                                           5,700        2,000        2,000        2,000       2,000
Cash Taxes Payable                                             3,928        4,956        5,839        6,119       6,797
                                                     ------------------------------------------------------------------

Senior Interest Expense                                        6,324        6,136        5,594        5,028       4,416
Total Net Interest (Income) Expense                            8,124        7,936        7,394        6,828       6,216
Principal Repayment                                               --        7,857        7,857        7,857       7,857

Total Debt                                                 $  86,807     $ 81,016     $ 74,844     $ 68,502     $61,267
Preferred Stock [1]                                           23,000       23,000       23,000       23,000      23,000
Common Equity                                              $ (16,701)    $(12,854)    $ (7,626)    $ (1,960)    $ 4,766

-----------------------------------------------------------------------------------------------------------------------
COVERAGE RATIOS

EBITDA/Senior Interest                                           3.4x         3.9x         4.6x         5.1x        6.1x
EBITDA/Total Interest                                            2.6          3.0          3.5          3.8         4.3
(EBITDA - Cap Ex)/(Total Interest + Principal Repayment)         1.9          1.4          1.6          1.6         1.8

(EBITDA-Cap Ex)/Senior Interest                                  2.5x         3.6x         4.2x         4.7x        5.6x
(EBITDA-Cap Ex)/Total Interest                                   1.9          2.8          3.2          3.5         4.0

                                                                 3.3x         2.8x         2.3x         2.1x        1.7x

Total Debt/EBITDA                                                4.0          3.4          2.9          2.7         2.3
Total Debt/(EBITDA - Cap Ex)                                     5.5          3.7          3.2          2.9         2.5
Total Debt/Equity                                               13.8          8.0          4.9          3.3         2.2
Senior Debt/Total Capital                                       77.1%        72.4%        66.3%        59.8%       52.0%
Total Debt/Total Capital                                        93.2%        88.9%        83.0%        76.5%       68.8%

Senior Debt as % of Original Senior Debt                       102.5%        94.2%        85.4%        76.3%       66.0%
Total Debt as % of Original Total Debt                         102.0%        95.2%        88.0%        80.5%       72.0%
-----------------------------------------------------------------------------------------------------------------------

--------------------------
[1] Assumed to be converted into common equity upon exit.


                                                               Robinson-Humphrey

--------------------------------------------------------------------------------
PROJECT PALMETTO                                                       30-SEP-99
BASE CASE PROJECTIONS                                                    6:37 PM
($ IN THOUSANDS)                                                          PAGE 9

                             SUMMARY RETURN ANALYSIS
--------------------------------------------------------------------------------


TERMINAL VALUE
                           -------------------------------------------
                                                2004
                           -------------------------------------------
                                4.0X            5.5X            7.0X
                           -------------------------------------------
EBITDA                        $ 26,943        $ 26,943        $ 26,943
EBITDA x Multiple             $107,772        $148,186        $188,601

Less: Debt                    $ 61,267        $ 61,267        $ 61,267
Less: Preferred Stock (1)            0               0               0
Plus: Excess Cash                    0               0               0
Plus: Strike Proceeds            2,728           2,728           2,728
                           -------------------------------------------
Value of Common Stock           49,233          89,648         130,062


DILUTION TABLE
                           -------------------------------------------
                                                IRR
                           -------------------------------------------
                                4.0X            5.5X            7.0X
                           -------------------------------------------
Subordinated                     16.7%           20.0%           23.0%
Management (2)                   19.4%           31.7%           40.5%
Investor Common/Preferred        19.4%           31.7%           40.5%
Options                            NM              NM              NM
                           -------------------------------------------


OWNERSHIP TABLE
                           -------------------------------------------
                                              OWNERSHIP
                           -------------------------------------------
                                4.0X            5.5X            7.0X
                           -------------------------------------------
Subordinated                     10.0%           10.0%           10.0%
Management (2)                   15.7%           15.7%           15.7%
Investor Common/Preferred        65.3%           65.3%           65.3%
Options                           9.0%            9.0%            9.0%
                           -------------------------------------------

VALUE
                           -------------------------------------------
                                              OPTIONS
                           -------------------------------------------
                                4.0X            5.5X            7.0X
                           -------------------------------------------
Gross Value                      4,431           8,068           11,706
Strike Price                     2,728           2,728            2,728
                           -------------------------------------------
Net Value                        1,703           5,340           8,978



                              -----------------------------------------------
                                                  PRE-                FULLY-
                              INITIAL  OPTIONS  WARRANTS  WARRANTS    DILUTED
                              -----------------------------------------------
4.0X EBITDA
Subordinated                    0.0%      NA      0.0%     10.0%       10.0%
Management (2)                 19.4%     0.0%    17.4%     -1.7%       15.7%
Investor Common/Preferred      80.6%     0.0%    72.6%     -7.3%       65.3%
Options                         8.0%     0.0%    10.0%     -1.0%        9.0%
                              -----------------------------------------------
  Total                       100.0%     0.0%   100.0%      0.0%      100.0%







5.5X EBITDA
Subordinated                                      0.0%     10.0%       10.0%
Management (2)                                   17.4%     -1.7%       15.7%
Investor Common/Preferred                        72.6%     -7.3%       65.3%
Options                                          10.0%     -1.0%        9.0%
                                               ------------------------------
  Total                                         100.0%      0.0%      100.0%
                                               ==============================

7.0X EBITDA
Subordinated                                      0.0%     10.0%       10.0%
Investor Common/Preferred                        72.6%     -7.3%       65.3%
Options                                          10.0%     -1.0%        9.0%
                                               ------------------------------
  Total                                         100.0%      0.0%      100.0%
                                               ==============================



                                                               Robinson-Humphrey


----------------------
(1) Assumed to be converted into common equity upon exit.
(2) Includes common and preferred equity.

--------------------------------------------------------------------------------
PROJECT PALMETTO                                                       30-SEP-99
BASE CASE PROJECTIONS                                                    6:37 PM
($ IN THOUSANDS)                                                         PAGE 10

               RETURN ANALYSIS - TERMINAL EBITDA MULTIPLE OF 4.0X
--------------------------------------------------------------------------------


                          -----------------------------------------------------------------
                                                  PROJECTED YEAR ENDING JUNE,
                                        ---------------------------------------------------
                           AT CLOSING     2000      2001       2002       2003      2004
                          -----------------------------------------------------------------
EBITDA                      $ 17,118    $ 21,494   $22,942   $ 25,664   $ 25,817   $ 26,943
Terminal EBITDA Multiple         6.4         4.0       4.0        4.0        4.0        4.0
                          -----------------------------------------------------------------
Terminal Enterprise Value   $109,889    $ 85,977   $95,769   $102,657   $103,268   $107,772

Less:

Revolver Borrowings           15,089      16,807    18,873     20,558     22,073     22,695
Senior Term Loan              55,000      55,000    47,143     39,286     31,429     23,571
Seller Note                        0           0         0          0          0          0
                    -----------------------------------------------------------------------
Total Debt                    85,089      86,807    81,016     74,844     68,502     61,267

Plus: Excess Cash                  0           0         0          0          0          0
Plus: Strike Proceeds              0       2,728     2,728      2,728      2,728      2,728

-------------------------------------------------------------------------------------------
Equity Value                $ 24,800    $  1,899   $17,482   $ 30,542   $ 37,494   $ 49,233
-------------------------------------------------------------------------------------------

Less: Preferred Stock (1)                      0         0          0          0          0
                                        ---------------------------------------------------
Net Sales Proceeds                      $  1,899   $17,482   $ 30,542   $ 37,494   $ 49,233
                                        ===================================================


                                                                                                             ------
                             EQUITY  -----------------------------------------------------------------        IRR
                                %      07/03/99      2000      2001       2002       2003      2004            %
                                     -----------------------------------------------------------------       ------
SUBORDINATED DEBT
  Principal                            $(15,000)    $     0   $     0   $      0   $      0   $ 15,000
  Interest                                            1,800     1,800      1,800      1,800      1,800
  Equity Ownership            10.0%                                                              4,923
                                     -----------------------------------------------------------------
                                       $(15,000)    $ 1,800   $ 1,800   $  1,800   $  1,800     21,723        16.7%

INVESTOR COMMON/PREFERRED     65.3%    $(20,000)    $ 2,226   $ 2,226   $  2,226   $  2,226   $ 34,386        19.4%
                                     -----------------------------------------------------------------

MANAGEMENT (2)                15.7%    $ (4,801)    $   534   $   534   $    534   $    534   $  8,253        19.4%
                                     -----------------------------------------------------------------
OPTIONS                        9.0%    $      0     $     0   $     0   $      0   $      0   $  1,703          NM
                                                                                                             ------




                                                               Robinson-Humphrey
------------------------
(1) Assumed to be converted into common equity upon exit.
(2) Includes common and preferred equity.

--------------------------------------------------------------------------------
PROJECT PALMETTO                                                       30-SEP-99
BASE CASE PROJECTIONS                                                    6:37 PM
($ IN THOUSANDS)                                                         PAGE 11

               RETURN ANALYSIS - TERMINAL EBITDA MULTIPLE OF 5.5X
--------------------------------------------------------------------------------


                          -----------------------------------------------------------------
                                                  PROJECTED YEAR ENDING JUNE,
                                        ---------------------------------------------------
                           AT CLOSING     2000      2001       2002       2003      2004
                          -----------------------------------------------------------------
EBITDA                      $ 17,118    $ 21,583  $ 24,031   $ 25,753   $ 25,914   $ 27,044
Terminal EBITDA Multiple         6.4         5.5       5.5        5.5        5.5        5.5
                          -----------------------------------------------------------------
Terminal Enterprise Value   $109,889    $118,219  $131,683   $141,154   $141,993   $148,186

Less:
Revolver Borrowings           15,089      16,807    18,873     20,558     22,073     22,695
Senior Term Loan              55,000      55,000    47,143     39,286     31,429     23,571
Seller Note                        0           0         0          0          0          0
                    -----------------------------------------------------------------------
Total Debt                    85,089      86,807    81,016     79,844     68,502     61,267

Plus: Excess Cash                  0           0         0          0          0          0
Plus: Strike Proceeds              0       2,728     2,728      2,728      2,728      2,728

-------------------------------------------------------------------------------------------
Equity Value                $ 24,800    $ 34,140  $ 53,395   $ 69,038   $ 76,219   $ 89,648
-------------------------------------------------------------------------------------------

Less: Preferred Stock (1)                      0         0          0          0          0
                                        ---------------------------------------------------
Net Sales Proceeds                        34,140    53,395   $ 69,038   $ 76,219   $ 89,648
                                        ===================================================


                                                                                                             ------
                             EQUITY  -----------------------------------------------------------------        IRR
                                %      07/03/99      2000      2001       2002       2003      2004            %
                                     -----------------------------------------------------------------       ------
SUBORDINATED DEBT
  Principal                            $(15,000)    $     0   $     0   $      0   $      0   $ 15,000
  Interest                                            1,800     1,800      1,800      1,800      1,800
  Equity Ownership            10.0%                                                              8,965
                                     -----------------------------------------------------------------
                                       $(15,000)    $ 1,800   $ 1,800   $  1,800   $  1,800     25,765        20.0%
                                     -----------------------------------------------------------------
INVESTOR COMMON/PREFERRED     65.3%    $(20,000)    $ 2,226   $ 2,226   $  2,226   $  2,226   $ 60,785        31.7%
                                     -----------------------------------------------------------------
MANAGEMENT (2)                15.7%    $ (4,800)    $   534   $   534   $    534   $    534   $ 14,590        31.7%

OPTIONS                        9.0%    $      0     $     0   $     0   $      0   $      0   $  5,340          NM
                                                                                                             ------


                                                               Robinson-Humphrey
---------------------------
(1) Assumed to be converted into common equity upon exit.
(2) Includes common and preferred equity.

--------------------------------------------------------------------------------
PROJECT PALMETTO                                                       30-SEP-99
BASE CASE PROJECTIONS                                                    6:37 PM
($ IN THOUSANDS)                                                         PAGE 12

               RETURN ANALYSIS - TERMINAL EBITDA MULTIPLE OF 7.0X
--------------------------------------------------------------------------------


                          -----------------------------------------------------------------
                                                  PROJECTED YEAR ENDING JUNE,
                                        ---------------------------------------------------
                           AT CLOSING     2000      2001       2002       2003      2004
                          -----------------------------------------------------------------
EBITDA                      $ 17,118    $ 21,494  $ 23,942   $ 25,664   $ 25,817   $ 26,943
Terminal EBITDA Multiple         6.4         7.0       7.0        7.0        7.0        7.0
                          -----------------------------------------------------------------
Terminal Enterprise Value   $109,889    $150,460  $167,596   $179,650   $180,718   $188,601

Less:
Revolver Borrowings           15,089      16,807    18,873     20,588     22,073     22,695
Senior Term Loan              55,000      55,000    47,143     39,286     31,429     23,571
Seller Note                        0           0         0          0          0          0
                    -----------------------------------------------------------------------
Total Debt                    85,089      86,807    81,016     74,844     68,502     61,267

Plus: Excess Cash                180           0         0          0          0          0
Plus: Strike Proceeds              0       2,728     2,728      2,728      2,728      2,728

-------------------------------------------------------------------------------------------
Equity Value                $ 24,800    $ 66,382  $ 89,309   $107,535   $114,944   $130,062
-------------------------------------------------------------------------------------------

Less: Preferred Stock (1)                      0         0          0          0          0
                                        ---------------------------------------------------
Net Sales Proceeds                      $ 66,382  $ 89,309   $ 107,535  $114,944   $130,062
                                        ===================================================


                                                                                                             ------
                             EQUITY  -----------------------------------------------------------------        IRR
                                %      07/03/99      2000      2001       2002       2003      2004            %
                                     -----------------------------------------------------------------       ------
SUBORDINATED DEBT
  Principal                            $(15,000)    $     0   $     0   $      0   $      0   $ 15,000
  Interest                                            1,800     1,800      1,800      1,800      1,800
  Equity Ownership            10.0%                                                             13,006
                                     -----------------------------------------------------------------
                                       $(15,000)    $ 1,800   $ 1,800   $  1,800   $  1,800     29,806        23.0%
                                     -----------------------------------------------------------------
INVESTOR COMMON/PREFERRED     65.3%    $(20,000)    $ 2,226   $ 2,226   $  2,226   $  2,226   $ 87,184        40.5%
                                     -----------------------------------------------------------------
MANAGEMENT (2)                15.7%    $ (4,800)    $   534   $   534   $    534   $    534   $ 20,926        40.5%

OPTIONS                        9.0%    $      0     $     0   $     0   $      0   $      0   $  8,978          NM
                                                                                                             ------



                                                               Robinson-Humphrey
-----------------
(1) Assumed to be converted into common equity upon exit.
(2) Includes common and preferred equity.